PROSPECTUS                         Ameritas Variable Life Insurance Company Logo

ENCORE! -- A Flexible Premium Variable
Universal Life Insurance Policy issued                           5900 "O" Street
by Ameritas Variable Life Insurance Company    P.O. Box 82550/Lincoln, NE  68501
--------------------------------------------------------------------------------

ENCORE! represents a type of insurance known as a flexible premium variable universal life insurance policy. Like traditional life insurance policies, an ENCORE! Policy provides death benefits to beneficiaries designated by the Policyowner and the opportunity to increase the cash value of the insurance policy itself. Unlike such traditional policies, ENCORE! also allows Policyowners to vary the frequency and amount of premium payments rather than follow a fixed premium payment schedule. It also permits Policyowners to change the level of Death Benefits as often as once each year.

An ENCORE! Policy is different from traditional life insurance policies in another important respect: Policyowners are responsible for selecting the manner in which premiums paid on the Policy will be invested. Although each Policyowner is guaranteed a minimum death benefit, the cash value of the Policy, as well as the actual death benefit payable under the Policy, will vary with the performance of investments selected by the Policyowner over the life of the Policy.

The investment options available through ENCORE! include investment portfolios managed by Fidelity Management, Fred Alger Management, Massachusetts Financial Services and Morgan Stanley Asset Management. Each of these portfolios has its own investment objective and policies. These are described in the prospectuses relating to each investment portfolio which must accompany this ENCORE! prospectus. Policyowners may also choose to allocate premium payments to the Fixed Account managed by Ameritas Variable Life Insurance Company ("AVLIC").

An ENCORE! policy will be established following the acceptance of a prospective Policyowner's application. Generally, an application must specify a minimum Death Benefit of $500,000 (or $250,000 if the individual named as the Insured under the policy is 50 or older). ENCORE! Policies are available to individuals between the ages of 20 and 80 at the time of purchase. An ENCORE! Policy, once purchased, may be returned for a full refund for 13 days after the Issue Date.

This ENCORE! prospectus is designed to assist you in understanding the opportunity and risks associated with the purchase of an ENCORE! Policy. Prospective Policyowners are urged to read the prospectus carefully and retain it for future reference.

The prospectus includes a summary of the most important features of the ENCORE! Policy, as well as a detailed description of the ENCORE! Policy, including a listing of the several investment portfolios to which Policyowners may allocate premium payments and information about AVLIC. Several appendices follow the prospectus narrative; these include tables designed to illustrate how cash values and Death Benefits may change with the investment experience of the investment options available to Policyowners. Historical trends in the securities markets are also illustrated.

This prospectus must be accompanied by a prospectus relating to each of the investment portfolios available through ENCORE!

Although it is designed to provide life insurance, an ENCORE! Policy is nevertheless considered to be a security. It is not a deposit with, an obligation of, or guaranteed or endorsed by any banking institution through which it may be purchased, nor is it insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other agency. The purchase of an ENCORE! Policy thus involves investment risk, including the possible loss of principal. For this reason, ENCORE! may not be suitable for all individuals and it may not be advantageous to replace an existing insurance Policy with an ENCORE! Policy or to use ENCORE! as a means to obtain additional insurance protection.

The Securities and Exchange Commission maintains a web site (http://www.sec.gov) that contains other information regarding registrants that file electronically with the Securities and Exchange Commission.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION, OR BY ANY STATE SECURITIES REGULATORY AUTHORITY, NOR HAS THE COMMISSION OR ANY STATE SECURITIES REGULATORY AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

The date of this Prospectus is May 1, 1998.

                                                                   ENCORE!     1

TABLE OF CONTENTS                                                           PAGE

Definitions.................................................................  3
Summary.....................................................................  6
Ameritas Variable Life Insurance Company and the Separate Account .......... 10
    Ameritas Variable Life Insurance Company................................ 10
    Ameritas Variable Life Insurance Company Separate Account V............. 10
    Performance Information................................................. 11
    The Funds............................................................... 11
    Investment Objectives and Policies Of The Funds' Portfolios............. 12
    Addition, Deletion or Substitution of Investments....................... 16
    Fixed Account........................................................... 16
Policy Benefits............................................................. 16
    Purposes of the Policy.................................................. 16
    Death Benefit Proceeds.................................................. 17
    Death Benefit Options................................................... 17
    Methods of Affecting Insurance Protection............................... 19
    Duration of Policy...................................................... 19
    Accumulation Value...................................................... 19
    Net Cash Surrender Value Bonus.......................................... 20
    Benefits at Maturity.................................................... 20
    Payment of Policy Benefits.............................................. 20
Policy Rights............................................................... 21
    Loan Benefits........................................................... 21
    Surrenders.............................................................. 22
    Partial Withdrawals..................................................... 22
    Transfers............................................................... 22
    Systematic Programs..................................................... 23
    Free Look Privilege..................................................... 23
    Exchange Privilege...................................................... 23
Payment and Allocation of Premiums.......................................... 24
    Issuance of a Policy.................................................... 24
    Premiums................................................................ 24
    Allocation of Premiums and Accumulation Value........................... 25
    Policy Lapse and Reinstatement.......................................... 25
Charges and Deductions...................................................... 26
    Deductions From Premium Payments........................................ 26
    Charges from Accumulation Value......................................... 26
    Surrender Charge........................................................ 27
    Daily Charges Against the Separate Account.............................. 28
    Fund Expense Summary.................................................... 29
General Provisions.......................................................... 31
Distribution of the Policies................................................ 33
Federal Tax Matters......................................................... 33
Safekeeping of the Separate Account's Assets................................ 35
Third Party Services........................................................ 35
Voting Rights............................................................... 35
State Regulation of AVLIC................................................... 36
Executive Officers and Directors of AVLIC................................... 36
Legal Matters............................................................... 38
Legal Proceedings........................................................... 38
Experts..................................................................... 38
Additional Information...................................................... 38
Financial Statements........................................................ 38
Ameritas Variable Life Insurance Company Separate Account V................. 39
Ameritas Variable Life Insurance Company.................................... 61
Appendices.................................................................. 77

 The Policy, certain funds, and/or certain riders are not available in all States.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT BE LAWFULLY MADE. NO DEALER, SALESMAN, OR OTHER PERSON IS AUTHORIZED TO GIVE ANY INFORMATION OR MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, AND, IF GIVEN OR MADE, SUCH OTHER INFORMATION OR REPRESENTATIONS MUST NOT BE RELIED UPON.

2     ENCORE!

DEFINITIONS

ACCRUED EXPENSE CHARGES - Any Monthly Deductions that are due and unpaid.

ACCUMULATION VALUE - The total amount that the Policy provides for investment at any time. It is equal to the total of the Accumulation Value held in the Separate Account, the Fixed Account, and any Accumulation Value held in the General Account which secures Outstanding Policy Debt. (See page 19.)

ADMINISTRATIVE EXPENSE CHARGE - A charge, which is part of the Monthly Deduction, to cover the cost of administering the Policy. (See page 28.)

ASSET-BASED ADMINISTRATIVE EXPENSE CHARGE - A daily charge that is deducted from the overall assets of the Separate Account to provide for expenses of ongoing administrative services to the Policyowners as a group. (See page 28.)

ATTAINED AGE - The Issue Age of the Insured plus the number of complete Policy Years that the Policy has been in force.

AVLIC - Ameritas Variable Life Insurance Company, a Nebraska stock company. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501.

BENEFICIARY - The person or persons to whom the Death Benefit Proceeds are payable upon the death of the Insured. (See page 31 for "Beneficiary" and "Change of Beneficiary".)

CONTINGENT DEFERRED ADMINISTRATIVE CHARGE - An administrative charge for the underwriting, issuance and initial administration of the Policy that is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge. (See page 27.)

CONTINGENT DEFERRED SALES CHARGE - A sales charge, calculated based on a percentage of premiums received, is deducted upon Surrender of the Policy. This charge is part of the Surrender Charge. (See page 27.)

COST OF INSURANCE - A charge deducted monthly from the Accumulation Value to provide the life insurance protection; this charge may also include a Flat Extra Rating Charge. The Cost of Insurance is calculated with reference to an annual Cost of Insurance Rate. This rate is based on the Insured's sex, Issue Age, policy duration, Specified Amount, and risk class. The Cost of Insurance is part of the Monthly Deduction. (See page 26.)

DECLARED RATE - The interest rate declared by AVLIC to be earned on amounts in the Fixed Account, which AVLIC guarantees to be no less than 3.5%. (See page 16.)

DEATH BENEFIT - The amount of insurance coverage provided under the selected Death Benefit option of the Policy.

DEATH BENEFIT PROCEEDS - The proceeds payable to the Beneficiary upon receipt by AVLIC of Satisfactory Proof of Death of the Insured while the Policy is in force. It is equal to: (l) the Death Benefit; (2) plus additional life insurance proceeds provided by any riders; (3) minus any Outstanding Policy Debt; (4) minus any Accrued Expense Charges, including the Monthly Deduction for the month of death. (See page 17.)

FLAT EXTRA RATING CHARGE - A charge that will be applicable if an Insured is placed into a class that involves a higher mortality risk. Any applicable Flat Extra Rating Charge will be added to the Cost of Insurance Rate and, thus, will be deducted as part of the Monthly Deduction on each Monthly Activity Date.

FIXED ACCOUNT - An account that is a part of AVLIC's General Account to which all or a portion of Net Premiums and transfers may be allocated for accumulation at fixed rates of interest. (See page 16.)

GENERAL ACCOUNT - The General Account of AVLIC includes all of AVLIC's assets except those assets segregated into separate accounts such as the Separate Account.

GRACE PERIOD - A 61 day period from the date written notice of lapse is mailed to the Policyowner's last known address. If the Policyowner makes a payment during the Grace Period such that the Net Cash Surrender Value of the Policy is sufficient to pay the Monthly Deduction, the Policy will not lapse. (See page 25.)

                                                                   ENCORE!     3

GUARANTEED DEATH BENEFIT (IN MARYLAND, "GUARANTEED DEATH BENEFIT TO PREVENT LAPSE") PERIOD - The number of years the Guaranteed Death Benefit provision will apply. The period will vary based upon the Insured's Issue Age and rating class. The period ranges from 3 to 25 years, and may be restricted as a result of state law. In Massachusetts, state policy restricts the period to no greater than five years. This benefit is provided without an additional policy charge. (See page 16.)

GUARANTEED DEATH BENEFIT PREMIUM - A specified premium which, if paid in advance on a monthly prorated basis, will keep the Policy in force during the Guaranteed Death Benefit Period so long as other policy provisions are met, even if the Net Cash Surrender Value is zero or less. (See page 16.)

INSURED - The person whose life is insured under the Policy.

INVESTMENT OPTIONS - Refers to the Subaccounts and/or the Fixed Account offered under this Policy.

ISSUE AGE - The age of the Insured at the Insured's birthday nearest the Policy Date.

ISSUE DATE - The date that all financial, contractual and administrative requirements have been met and processed for the Policy.

MATURITY BENEFITS - The amount payable to the Policyowner, if the Insured is living, on the Maturity Date. The Maturity Benefit is the Accumulation Value less any Outstanding Policy Debt. (See page 20.)

MATURITY DATE - The date AVLIC pays any Maturity Benefit to the Policyowner, if the Insured is still living.

MONTHLY ACTIVITY DATE - The same date in each succeeding month as the Policy Date except should such Monthly Activity Date fall on a date other than a Valuation Date, the Monthly Activity Date will be the next Valuation Date.

MONTHLY DEDUCTION - The deductions taken from the Accumulation Value on the Monthly Activity Date. These deductions are equal to: (1) the current Cost of Insurance; (2) the Administrative Expense Charge; and (3) rider charges, if any. (See page 26.)

MORTALITY AND EXPENSE RISK CHARGE - a daily charge that is deducted from the overall assets of the Separate Account to provide for the risk that mortality and expense costs may be greater than expected. (See page 28.)

NET CASH SURRENDER VALUE - The Accumulation Value of the Policy on any Valuation Date (including for this purpose, the date of Surrender), less any Surrender Charges and any Outstanding Policy Debt.

NET POLICY FUNDING - Net Policy Funding is the sum of all premiums paid, less any partial withdrawals and less any Outstanding Policy Debt. (See page 24.)

NET PREMIUM - Premium paid less the Percent of Premium Charge (See page 25.)

OUTSTANDING POLICY DEBT - The sum of all unpaid policy loans and accrued interest on policy loans. (See page 21.)

PERCENT OF PREMIUM CHARGE - The amount deducted from each premium received to cover certain expenses, expressed as a percentage of the premium. This charge may include a Premium Charge for Taxes. (See Deductions From Premium Payment, page 26.)

PLANNED PERIODIC PREMIUMS - A selected schedule of equal premiums payable at fixed intervals. The Policyowner is not required to follow this schedule, nor does following this schedule ensure that the Policy will remain in force unless the payments meet the requirements of the Guaranteed Death Benefit. (See page 24.)

POLICY - The Flexible Premium Variable Universal Life Insurance Policy offered by AVLIC and described in this Prospectus.

POLICYOWNER - The owner of the Policy, as designated in the application or as subsequently changed. If a Policy has been absolutely assigned, the assignee is the Policyowner. A collateral assignee is not the Policyowner.

4     ENCORE!

POLICY ANNIVERSARY DATE - The same day as the Policy Date for each year the Policy remains in force.

POLICY DATE - The effective date for all coverage provided in the application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Monthly Activity Dates. Policy Anniversaries are measured from the Policy Date. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) unless there are additional premiums or application amendments at time of delivery. (See Issuance of a Policy, page 24.)

POLICY YEAR - The period from one Policy Anniversary Date until the next Policy Anniversary Date. A "Policy Month" is measured from the same date in each succeeding month as the Policy Date.

PREMIUM CHARGE FOR TAXES - This charge, which is part of the Percent of Premium Charge, represents the amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions and to defray the tax cost due to capitalizing certain policy acquisition expenses as required under applicable Federal tax laws. AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

SATISFACTORY PROOF OF DEATH - Means all of the following must be submitted:
(1) A certified copy of the death certificate;
(2) A Claimant Statement;
(3) The Policy; and
(4) Any other information that AVLIC may reasonably require to establish the validity of the claim.

SEPARATE ACCOUNT - This term refers to Separate Account V, a separate investment account established by AVLIC to receive and invest the Net Premiums paid under the Policy and allocated by the Policyowner to the Separate Account. The Separate Account is segregated from the General Account and all other assets of AVLIC. (See page 10.)

SPECIFIED AMOUNT - The minimum Death Benefit under the Policy, as selected by the Policyowner.

SUBACCOUNT - A subdivision of the Separate Account. Each Subaccount invests exclusively in the shares of a specified portfolio of the Funds.

SURRENDER - The termination of the Policy before the Maturity Date during the Insured's life for the Net Cash Surrender Value.

SURRENDER CHARGE - This charge is assessed against the Accumulation Value of the Policy if the Policy is Surrendered before the 15th Policy Anniversary Date or, in the case of an increase in the Specified Amount, the 15th anniversary of the increase. The Surrender Charge is comprised of the Contingent Deferred Administrative Charge and the Contingent Deferred Sales Charge. (See page 27.)

VALUATION DATE - Any day on which the New York Stock Exchange is open for trading.

VALUATION PERIOD - The period between two successive valuation dates, commencing at the close of the New York Stock Exchange ("NYSE") on one valuation date and ending at the close of the NYSE on the next succeeding valuation date.

                                                                   ENCORE!     5

SUMMARY

The following summary of Prospectus information and diagram of the Policy should be read in conjunction with the detailed information appearing elsewhere in this Prospectus. Unless otherwise indicated, the description of the Policy contained in this Prospectus assumes that the Policy is in force and that there is no Outstanding Policy Debt.

                                DIAGRAM OF POLICY


                                PREMIUM PAYMENTS
                       You can vary amount and frequency.


                            DEDUCTIONS FROM PREMIUMS

                        Premium Charge for Taxes - 3.5% *


                                   NET PREMIUM

You direct the net premium to be invested in the Fixed Account or to the separate account which offers twenty six different subaccounts. The twenty six subaccounts invest in the corresponding portfolios (Funds) of the Fidelity Variable Insurance Product Fund, the Fidelity Variable Insurance Products Fund II, the Alger American Fund, the MFS Variable Insurance Trust, or Morgan Stanley Universal Trust.


                             DEDUCTIONS FROM ASSETS

Monthly charge for cost of insurance and cost of any riders.
Monthly charge for administrative expenses $5.00 per month.**

Daily charge, at an annual rate of 0.70%*** for Policy Years 1-20,  and 0.45%***
thereafter,   from  the   subaccounts   for  mortality  and  expense  risks  and
administrative expenses. This charge is not deducted from Fixed Account assets.


    LIVING BENEFITS              RETIREMENT BENEFITS          DEATH BENEFITS

Partial  withdrawals   can   Loans may be taken  at   a   Generally income tax
be   made   (subject    to   net  zero   interest  rate   free to beneficiary.
certain restrictions). The   after ten years.
death   benefit  will   be                                Available  as   lump
reduced   by   the  amount   Should  the  policy   lapse  sum  or  under   the
of the partial withdrawal.   while loans are outstanding  five payment   meth-
                             the  portion  of  the  loan  ods    available  as
Up  to fifteen free trans-   attributable   to  earnings  retirement benefits.
fers   can  be  made  each   will  become  taxable dist-
year   between the Invest-   ributions. (See page 21).
ment  Options.
                             Payment can be taken  under
Accelerated payment  of up   one  or  more  of five dif-
to  50%  of  the    lowest   ferent payment options.
scheduled  death   benefit
is  available  under  cer-
tain  conditions to insur-
eds  suffering from termi-
nal illness.

The  policy  may  be  sur-
rendered  at any time  for
its   net cash   surrender
value.

Because     the    company
incurs    expenses   imme-
diately upon  the issuance
of  the  policy   that are
recovered  over  a  period
of years,  a  policy  sur-
render  prior to the  fif-
teenth  anniversary   date
will be assessed  a   sur-
render charge   consisting
of the contingent   defer-
red  sales charge  and the
contingent   deferred  ad-
ministrative   charge. The
charge decreases each year
until  no surrender charge
is  applied   after    the
fifteenth   policy   year.
Increases   in    coverage
after issue will also have
a    surrender      charge
associated with them. (See
pages 22 and 27).

 *     maximum charge 5.0%
 **    maximum charge $9.00/mo.
 ***   maximum charge 1.15%

6     ENCORE!

SUMMARY

The following summary is intended to highlight the most important features of an ENCORE! POLICY that you, as a prospective POLICYOWNER, should consider. More detailed information is contained in the main portion of the prospectus; cross-references are provided for your convenience. As you review this Summary, take note of those terms that appear in italics. A definition of each of these italicized terms is included in the glossary that appears on page 3 of this prospectus. Both this summary and the prospectus of which it is a part, are qualified in their entirety by the terms of the ENCORE! POLICY, which is available upon request from AVLIC.

WHO IS THE ISSUER OF AN ENCORE! POLICY?
AVLIC is the issuer of each ENCORE! POLICY. AVLIC enjoys a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers and a rating of AA (Excellent) from Standard & Poor's Corporation for claims-paying ability. A stock life insurance company organized in Nebraska, AVLIC is a wholly owned subsidiary of AMAL Corporation which is, in turn, owned by Ameritas Life Insurance Corp. ("Ameritas Life") and AmerUs Life Insurance Company ("AmerUs Life"). Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC, including the obligations of AVLIC under each ENCORE! POLICY; taken together, these companies have aggregate assets of over $13.7 billion as of December 31, 1997. (page 10)

WHY SHOULD I CONSIDER PURCHASING AN ENCORE! POLICY?
The primary purpose of an ENCORE! POLICY is to provide life insurance protection on the INSURED named in the POLICY. This means that, so long as the POLICY is in force, it will provide for:

[] payment of a DEATH BENEFIT, which will never be less than the SPECIFIED AMOUNT selected by the POLICYOWNER (page 17)
[]   policy loan,  SURRENDER  and withdrawal  features (page 22)
[] the payment of MATURITY BENEFITS to the POLICYOWNER, if living, on the MATURITY DATE (page 20).

An ENCORE! POLICY also includes an investment component. This means that, so long as the POLICY is in force, you will be responsible for selecting the manner in which NET PREMIUMS paid will be invested. Thus, the value of an ENCORE! POLICY will reflect your investment choices over the life of the POLICY.

HOW DOES THE INVESTMENT COMPONENT OF MY ENCORE! POLICY WORK?
AVLIC has established a SEPARATE ACCOUNT, which is separate from all other assets of AVLIC, as a vehicle to receive and invest premiums received from ENCORE! POLICYOWNERS and owners of certain other variable universal life products offered by AVLIC. The SEPARATE ACCOUNT is divided into separate SUBACCOUNTS. Each SUBACCOUNT invests exclusively in shares of one of the investment portfolios available through ENCORE! Each POLICYOWNER may allocate NET PREMIUMS to one or more SUBACCOUNTS, or to AVLIC's FIXED ACCOUNT in the initial application and these allocations may be changed, without charge, by notifying AVLIC's Home Office. The aggregate value of your interests in the SUBACCOUNTS and the FIXED ACCOUNT will represent the cash or ACCUMULATION VALUE of your ENCORE! POLICY. (page 19)

WHAT INVESTMENT OPTIONS ARE AVAILABLE THROUGH THE ENCORE!  POLICY?
The investment options available through ENCORE! include 26 investment portfolios, each of which is a separate series of a mutual fund managed by Fidelity Management & Research Company, Fred Alger Management, Inc., Massachusetts Financial Services Company or Morgan Stanley Asset Management Inc. These portfolios are:

[] FIDELITY MANAGEMENT & RESEARCH COMPANY:

                           VIP Money Market Portfolio
                           VIP Equity-Income Portfolio
                              VIP Growth Portfolio
                            VIP High Income Portfolio
                             VIP Overseas Portfolio
                         VIP II Asset Manager Portfolio
                     VIP II Investment Grade Bond Portfolio
                     VIP II Asset Manager: Growth Portfolio
                           VIP II Index 500 Portfolio
                           VIP II Contrafund Portfolio


[] FRED ALGER MANAGEMENT, INC.:

                                Growth Portfolio
                           Income and Growth Portfolio
                         Small Capitalization Portfolio
                               Balanced Portfolio
                             MidCap Growth Portfolio
                           Leveraged AllCap Portfolio

                                                                   ENCORE!     7

[] MASSACHUSETTS FINANCIAL SERVICES COMPANY:

                            Emerging Growth Portfolio
                               Utilities Portfolio
                           World Governments Portfolio
                               Research Portfolio
                          Growth With Income Portfolio

[] MORGAN STANLEY ASSET MANAGEMENT INC.:

                        Emerging Markets Equity Portfolio
                             Global Equity Portfolio
                         International Magnum Portfolio
                             Asian Equity Portfolio
                           U.S. Real Estate Portfolio

Details about the investment objectives and policies of each of the available investment portfolios, including management fees and expenses, appear on page 12 of this prospectus. In addition to the listed portfolios, POLICYOWNERS may also elect to allocate NET PREMIUMS to AVLIC's FIXED ACCOUNT (page 16).

HOW DOES THE LIFE INSURANCE COMPONENT OF AN ENCORE! POLICY WORK?
An ENCORE! POLICY provides for the payment of a minimum DEATH BENEFIT upon the death of the INSURED. The amount of the minimum DEATH BENEFIT ---sometimes referred to as the SPECIFIED AMOUNT of your ENCORE! POLICY --- is chosen by you at the time your ENCORE! POLICY is established. However, DEATH BENEFIT PROCEEDS -- the actual amount that will be paid after receipt by AVLIC of SATISFACTORY PROOF OF DEATH OF THE INSURED -- will vary over the life of your ENCORE! POLICY, depending on which of the two available coverage options you select.

If you choose Option A, DEATH BENEFIT PROCEEDS payable under your ENCORE! POLICY will be the SPECIFIED AMOUNT of your ENCORE! POLICY OR the applicable percentage of its ACCUMULATION VALUE, whichever is greater. If you choose Option B, DEATH BENEFIT PROCEEDS payable under your ENCORE! POLICY will be the SPECIFIED AMOUNT of your ENCORE! POLICY PLUS the ACCUMULATION VALUE of your ENCORE! POLICY, or if it is higher, the applicable percentage of the ACCUMULATION VALUE on the date of death. In either case, the applicable percentage is established based on the age of the INSURED at the date of death (page 17).

ARE THERE ANY RISKS INVOLVED IN OWNING AN ENCORE POLICY?
Yes. Over the life of your ENCORE! POLICY, the SUBACCOUNTS to which you allocate your premiums will fluctuate in response to movements in the stock market and overall economic factors. These fluctuations will be reflected in the ACCUMULATION VALUE of your ENCORE! POLICY and may result in loss of principal. For this reason, the purchase of an ENCORE! POLICY may not be suitable for all individuals and it may not be advantageous to replace or augment your existing insurance arrangements with an ENCORE! POLICY. Appendix A includes tables illustrating the impact that hypothetical market returns would have on ACCUMULATION VALUES under an ENCORE! POLICY (page 78).

WHAT IS THE PREMIUM THAT MUST BE PAID TO KEEP AN ENCORE! POLICY IN FORCE?
Like traditional life insurance policies, an ENCORE! POLICY requires the payment of periodic premiums in order to keep the POLICY in force. You will be asked to establish a payment schedule before your ENCORE! POLICY becomes effective.

The distinction between traditional life policies and an ENCORE! POLICY is that an ENCORE! POLICY will not lapse simply because premium payments are not made in accordance with that payment schedule. However, an ENCORE! POLICY will lapse, even if scheduled premium payments are made, if the NET CASH SURRENDER VALUE of your ENCORE! POLICY falls below zero or premiums paid do not, in the aggregate, equal the premium necessary to maintain the GUARANTEED DEATH BENEFIT (page 25).

HOW ARE PREMIUMS PAID, PROCESSED AND CREDITED TO ME?
Your ENCORE! POLICY will be issued after a completed application is accepted, and the initial premium payment is received, by AVLIC at its Home Office. AVLIC's Home Office is located at 5900 "O" Street, P.O. Box 82550, Lincoln, NE 68501. Your initial premium will be allocated to the Money Market Subaccount for 13 days following the ISSUE DATE, and thereafter will be allocated to the SUBACCOUNTS and/or the FIXED ACCOUNT, in accordance with selections made by you in your application. You have the right to examine your ENCORE! POLICY and return it for a refund for a limited time, even after the ISSUE DATE (page 24).

Subsequent premium payments may be made in accordance with your PLANNED PERIODIC PREMIUM schedule; although you are not required to do so. AVLIC will send premium payment notices to you, however, in accordance with any schedule you select. When your premium payment is received by AVLIC at its Home Office, AVLIC will deduct any applicable premium charges and allocate the NET PREMIUM to the SUBACCOUNTS and/or the FIXED ACCOUNT, in accordance with selections made by you (page 25).

8     ENCORE!

As already noted, ENCORE! provides POLICYOWNERS considerable flexibility in determining the frequency and amount of premium payments. This flexibility is not, however, unlimited and you should keep certain factors in mind in determining the payment schedule that is best suited to your needs. These include the amount of the GUARANTEED DEATH BENEFIT PREMIUM and/or NET POLICY FUNDING requirement needed to keep your ENCORE! POLICY in force (page 24); maximum premium limitations established under the Federal tax laws (page 24); and the impact that reduced premium payments may have on the NET CASH SURRENDER VALUE of your ENCORE! POLICY (page 26).

IS THE ACCUMULATION VALUE OF MY ENCORE! POLICY AVAILABLE BEFORE THE MATURITY DATE WITHOUT SURRENDER?
Yes. You may access the value of your ENCORE! POLICY in one of two ways. First, you may obtain a loan, secured by the ACCUMULATION VALUE of your ENCORE! POLICY following its first POLICY ANNIVERSARY. The maximum interest rate on any such loan is 6% annually; the current rate is 5.5% annually. After the tenth POLICY ANNIVERSARY, you may borrow against a limited amount of the NET CASH SURRENDER VALUE of your ENCORE! POLICY at a maximum annual interest rate of 4%; the current rate for such loans is 3.5% annually (page 22).

You may also access the value of your ENCORE! POLICY by making a partial withdrawal. A partial withdrawal is not subject to SURRENDER CHARGES, but is subject to a maximum charge not to exceed the lesser of $50 or 2% of the amount withdrawn (currently, the partial withdrawal charge is the lesser of $25 or 2%) (page 22).

ARE THERE ANY OTHER CHARGES ASSOCIATED WITH OWNERSHIP OF AN ENCORE! POLICY? Certain states impose premium and other taxes in connection with insurance policies such as ENCORE! AVLIC may deduct up to 5% of each premium as a PREMIUM CHARGE FOR TAXES. Currently, 3.5% is deducted for this purpose.

Charges are deducted against ACCUMULATION VALUE to cover the COST OF INSURANCE under the POLICY and to compensate AVLIC for administering each individual ENCORE! POLICY. These charges, which are part of the MONTHLY DEDUCTION, are calculated and paid on each MONTHLY ACTIVITY DATE. The COST OF INSURANCE is calculated based on risk factors relating to the INSURED as reflected in relevant actuarial tables. The MONTHLY DEDUCTION also includes a flat ADMINISTRATIVE EXPENSE CHARGE. This charge, currently fixed at $5 per policy per month, may be increased during the life of your ENCORE! POLICY, up to a guaranteed $9 maximum (page 26).

For its services in administering the SEPARATE ACCOUNT and SUBACCOUNTS and as compensation for bearing certain mortality and expense risks, AVLIC is also entitled to receive fees, which are calculated daily during the first 20 years of each ENCORE! POLICY, at a combined current annual rate of .70% of the value of the net assets of the SEPARATE ACCOUNT. After the 20th POLICY ANNIVERSARY DATE, the combined current annual rate is expected to decrease to .45% of the daily net assets of the SEPARATE ACCOUNT. No MORTALITY AND EXPENSE RISK CHARGE will be deducted from the amounts in the FIXED ACCOUNT.(page 28).

Finally, because AVLIC incurs expenses immediately upon the issuance of an ENCORE! POLICY that are recovered over a period of years, an ENCORE! POLICY that is Surrendered before its 15th POLICY ANNIVERSARY DATE is subject to a SURRENDER CHARGE. The maximum SURRENDER CHARGE is $40 per $1000 of SPECIFIED AMOUNT; additional SURRENDER CHARGES may apply if you increase the SPECIFIED AMOUNT of your ENCORE! POLICY. Because the SURRENDER CHARGE may be significant upon early SURRENDER, you should purchase an ENCORE! POLICY only if you intend to maintain your ENCORE! POLICY for a substantial period (page 27).

POLICYOWNERS who choose to allocate NET PREMIUMS to one or more of the SUBACCOUNTS will also bear a pro rata share of the management fees and expenses paid by each of the investment portfolios in which the various SUBACCOUNTS invest. No such management fees are assessed against NET PREMIUMS allocated to the FIXED ACCOUNT (page 28).

WHEN DOES MY ENCORE! POLICY TERMINATE?
You may terminate your ENCORE! POLICY by surrendering the policy during the lifetime of the INSURED for its NET CASH SURRENDER VALUE (page 22). As noted above, your ENCORE! POLICY will terminate if you fail to pay required premiums or maintain sufficient NET CASH SURRENDER VALUE to cover policy charges (page
20).

Finally, your ENCORE! POLICY will terminate on its MATURITY DATE if the named INSURED is living on that date unless you have elected the EXTENDED MATURITY OPTION (page 21). The MATURITY DATE is the POLICY ANNIVERSARY nearest to the INSURED'S 100th birthday. On the MATURITY DATE, AVLIC will pay to the POLICYOWNER an amount -- referred to as the MATURITY BENEFIT -- equal to the ACCUMULATION VALUE of your ENCORE! POLICY, less any OUTSTANDING POLICY DEBT (page 20).

YEAR 2000

Like other insurance companies and their separate accounts, AVLIC and the Separate Account could be adversely affected if the computer systems they rely upon do not properly process date-related information and data involving the years 2000 and after. AVLIC has take steps it believes are reasonable to timely address this issue in its own computer system, and to obtain assurance that its major service providers are taking comparable steps. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on AVLIC and the Separate Account.

                                                                   ENCORE!     9

AMERITAS VARIABLE LIFE INSURANCE COMPANY AND THE SEPARATE ACCOUNT
AMERITAS VARIABLE LIFE INSURANCE COMPANY

Ameritas Variable Life Insurance Company ("AVLIC") is a stock life insurance company organized in the State of Nebraska. AVLIC was incorporated on June 22, 1983 and commenced business December 29, 1983. AVLIC is currently licensed to sell life insurance in 46 states, and the District of Columbia. AVLIC's financial statements may be found at page 61.
AVLIC is a wholly owned subsidiary of AMAL Corporation, a Nebraska stock company. AMAL Corporation is a joint venture of Ameritas Life Insurance Corp. ("Ameritas Life"), which owns a majority interest in AMAL Corporation; and AmerUs Life Insurance Company ("AmerUs Life", formerly known as American Mutual Life Insurance Company), an Iowa stock life insurance company, which owns a minority interest in AMAL Corporation. The Home Offices of both AVLIC and Ameritas Life are at 5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501.

On April 1, 1996 Ameritas Life consummated an agreement with AmerUs Life whereby AVLIC became a wholly owned subsidiary of a newly formed holding company, AMAL Corporation. Under terms of the agreement the AMAL Corporation is 66% owned by Ameritas Life and 34% owned by AmerUs Life. AmerUs Life has options to purchase an additional interest in AMAL Corporation if certain conditions are met. There are no other owners of 5% or more of the outstanding voting securities of AVLIC.

Ameritas Life and its subsidiaries had total assets at December 31, 1997 of over $3.4 billion. AmerUs Life had total assets as of December 31, 1997 of over $10.3 billion.

AVLIC has a rating of A (Excellent) from A.M. Best Company, a firm that analyzes insurance carriers, and a rating of AA ("Excellent") from Standard & Poor's for claims-paying ability. Ameritas Life enjoys a long standing A+ (Superior) rating from A.M. Best.

Ameritas Life, AmerUs Life and AMAL Corporation guarantee the obligations of AVLIC. This guarantee will continue until AVLIC is recognized by a national rating agency as having a financial rating equal to or greater than Ameritas Life, or until AVLIC is acquired by another insurance company who has a financial rating by a national rating agency equal to or greater than Ameritas Life and who agrees to assume the guarantee; provided that if AmerUs Life sells its interest in AMAL Corporation to another insurance company who has a financial rating by a national rating agency equal to or greater than that of AmerUs Life, and the purchaser assumes the guarantee, AmerUs Life will be relieved of its obligations under the Guarantee.

Ameritas Investment Corp.("AIC"), the principal underwriter of the policies, may publish in advertisements and reports to Policyowners, the ratings and other information assigned to Ameritas Life and AVLIC by one or more independent rating services and charts and other information concerning dollar cost averaging, portfolio rebalancing, earnings sweep, tax-deference, asset allocation, diversification, long term market trends, index performance and other investment methods and programs. The purpose of the ratings is to reflect the financial strength and/or claims-paying ability of AVLIC. The ratings do not relate to the performance of the Separate Account.

AMERITAS VARIABLE LIFE INSURANCE COMPANY
SEPARATE ACCOUNT V

Ameritas Variable Life Insurance Company Separate Account V ("the Separate Account") was established under Nebraska law on August 28, 1985. The assets of the Separate Account are held by AVLIC segregated from all of AVLIC's other assets, are not chargeable with liabilities arising out of any other business which AVLIC may conduct, and income, gains, or losses of AVLIC. Although the assets maintained in the Separate Account will not be charged with any liabilities arising out of AVLIC's other business, all obligations arising under the Policies are liabilities of AVLIC who will maintain assets in the Separate Account of a total market value at least equal to the reserve and other contract liabilities of the Separate Account. The Separate Account will at all times contain assets equal to or greater than Accumulation Values invested in the Separate Account. Nevertheless, to the extent assets in the Separate Account exceed AVLIC's liabilities in the Separate Account, the assets are available to cover the liabilities of AVLIC's General Account. AVLIC may, from time to time, withdraw assets available to cover the General Account obligations.

The Separate Account is registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940 ("1940 Act") as a unit investment trust, which is a type of investment company. This does not involve any SEC supervision of the management or investment policies or practices of the Separate Account. For state law purposes, the Separate Account is treated as a Division of AVLIC.

10     ENCORE!

PERFORMANCE INFORMATION
Performance information for the Subaccounts of the Separate Account and the Funds available for investment by the Separate Account may appear in advertisements, sales literature, or reports to Policyowners or prospective purchasers. AVLIC may also provide a hypothetical illustration of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds for a sample insured based on assumptions as to age, sex, and other policy specific assumptions.

AVLIC may also provide individualized hypothetical illustrations of Accumulation Value, Net Cash Surrender Value and Death Benefit based on historical investment returns of the Funds. These illustrations will reflect deductions for fund expenses and Policy and Separate Account charges, including the Monthly Deduction, Percent of Premium Charge, and the Surrender Charge. These hypothetical illustrations will be based on the actual historical experience of the funds as if the Subaccounts had been in existence and a Policy issued for the same periods as those indicated for the funds.

THE FUNDS
There are currently twenty-six Subaccounts within the Separate Account available to Policyowners for new allocations. The assets of each Subaccount are invested in shares of a corresponding portfolio of one of the following mutual funds
(collectively, the "Funds"): Variable Insurance Products Fund and the Variable Insurance Products Fund II, (respectively, "VIP" and "VIP II"; collectively "Fidelity Funds"); The Alger American Fund ("Alger American Fund"); MFS Variable Insurance Trust ("MFS Trust"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Fund"). VIP, which is managed by Fidelity Management & Research Company ("Fidelity"), offers the following portfolios: Money Market, Equity-Income, Growth, High Income and Overseas Portfolios. VIP II, also managed by Fidelity, offers the following portfolios: Asset Manager, Investment Grade Bond, Asset
Manager: Growth, Index 500, and Contrafund Portfolios. The Alger American Fund, which is managed by Fred Alger Management, Inc. ("Alger Management"), offers the following portfolios: Alger American Growth ("Growth"), Alger American Income and Growth ("Income and Growth"), Alger American Small Capitalization ("Small Capitalization"), Alger American Balanced ("Balanced"), Alger American MidCap Growth ("MidCap Growth"), and Alger American Leveraged AllCap ("Leveraged AllCap") Portfolios. The MFS Trust, managed by Massachusetts Financial Services Company ("MFS Co."), offers the following portfolios or series in connection with this Policy: MFS Emerging Growth, MFS Utilities, MFS World Governments, MFS Research and MFS Growth With Income Portfolios. The Morgan Stanley Fund offers the following portfolios in connection with the Policy, all of which are managed by Morgan Stanley Asset Management Inc. ("MSAM"): Emerging Markets Equity, Global Equity, International Magnum, Asian Equity and U.S. Real Estate Portfolios. Each Fund is registered with the SEC under the Investment Company Act of 1940 as an open-end management investment company.

The assets of each portfolio of the Funds are held separate from the assets of the other portfolios. Thus, each portfolio operates as a separate investment portfolio, and the income or losses of one portfolio generally have no effect on the investment performance of any other portfolio.

The investment objectives and policies of each portfolio are summarized below. There is no assurance that any of the portfolios will achieve their stated objectives. More detailed information, including a description of investment objectives, policies, restrictions, expenses and risks, is in the prospectuses for each of the Funds, which must accompany or precede this Prospectus. All underlying fund information, including Fund prospectuses, has been provided to AVLIC by the underlying Funds. AVLIC has not independently verified this information. One or more of the Portfolios may employ investment techniques that involve certain risks, including investing in non-investment grade, high risk debt securities, entering into repurchase agreements and reverse repurchase agreements, lending portfolio securities, engaging in "short sales against the box," investing in instruments issued by foreign banks, entering into firm commitment agreements and investing in warrants and restricted securities. In addition, certain of the portfolios may invest in securities of foreign issuers.

The Leveraged AllCap Portfolio may borrow money to increase its portfolio of securities, and may purchase or sell options and enter into futures contracts on securities indexes to increase gain or to hedge the value of the Portfolio. Certain of the portfolios are permitted to invest a portion of their assets in non-investment grade, high risk debt securities; these portfolios include the VIP High Income, VIP Equity-Income, VIP II Asset Manager: Growth, VIP II Asset Manager Portfolios of the Fidelity Funds, and the Research Portfolio of the MFS Fund. Certain portfolios are designed to invest a substantial portion of their assets overseas, such as the VIP Overseas Portfolio and the International Magnum Portfolio of the Morgan Stanley Fund. Other portfolios invest primarily in the securities markets of emerging nations. Investments of this type involve different risks than investments in more established economies, and will be affected by greater volatility of currency exchange rates and overall economic and political factors. Such portfolios include the Emerging Markets Equity and Asian Equity Portfolios of the Morgan Stanley Fund. The Emerging Markets Equity Portfolio may also invest in non-investment

                                                                  ENCORE!     11
grade, high risk debt securities (also known as "junk bonds") and securities of Russian companies. Investment in Russian companies may involve risks associated with that nation's system of share registration and custody. Securities of non-U.S. issuers (including issuers in emerging nations) may also be purchased by each of the portfolios of the MFS Trust and the Global Equity Portfolio of the Morgan Stanley Fund. Investments acquired by the U.S. Real Estate Portfolio of the Morgan Stanley Fund may be subject to the risks associated with the direct ownership of real estate and direct investments in real estate investment trusts. Further information about the risks associated with investments in each of the Funds and their respective portfolios is contained in the prospectus relating to that Fund. These prospectuses, together with this Prospectus, should be read carefully and retained.

Each  Policyowner  should   periodically   consider  the  allocation  among  the
Subaccounts in light of current market conditions and the investment risks attendant to investing in the Funds' various portfolios.

The Separate Account will purchase and redeem shares from the Portfolios at the net asset value. Shares will be redeemed to the extent necessary for AVLIC to collect charges, pay the Surrender Values, partial withdrawals, and make policy loans or to transfer assets among Investment Options as requested by Policyowners. Any dividend or capital gain distribution received is automatically reinvested in the corresponding Subaccount.

Since each of the Funds is designed to provide investment vehicles for variable annuity and variable life insurance contracts of various insurance companies and will be sold to separate accounts of other insurance companies as investment vehicles for various types of variable life insurance policies and variable annuity contracts, there is a possibility that a material conflict may arise between the interests of the Separate Account and one or more of the separate accounts of another participating insurance company. In the event of a material conflict, the affected insurance companies agree to take any necessary steps, including removing its separate accounts from the Funds, to resolve the matter. The risks of such mixed and shared funding are described further in the prospectuses of the Funds.

FIDELITY FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                     OBJECTIVE

VIP Money Market           High-quality U.S. dollar denominated money market       Seeks to obtain as high a level of current
                           instruments of domestic and foreign Issuers.            income as is consistent with preserving
                           (Commercial Paper, Certificate of Deposit.)             capital and providing liquidity.

VIP Equity-Income          At least 65% in income producing common or preferred    Seeks reasonable income by investing primarily
                           stock.  The remainder will normally be invested in      in income producing equity securities.  The goal
                           convertible and non-convertible debt obligations.       is to achieve a yield in excess of the composite
                                                                                   yield of the Standard & Poor's 500 Composite
                                                                                   Stock Price Index.

VIP Growth                 Portfolio purchases normally will be common stocks of   Seeks to achieve capital appreciation by
                           both  well-known established companies and smaller,     investing primarily in common stocks.
                           less-known companies,  although the investments  are
                           not  restricted  to any one  type   of   security.
                           Dividend income will only be  considered  if it might
                           have an effect on stock values.

VIP High Income            At  least  65%  in  income   producing  debt            Seeks to obtain a high level of current income
                           securities and preferred stocks, up to 20% in common    by investing in high income producing lower-
                           stocks  and other  equity securities,  and up to 15%    rated debt securities (sometimes called "junk
                           in securities  subject to restriction on resale.        bonds"), preferred stocks including covertible
                                                                                   securities and restricted securities.


12    ENCORE!

VIP Overseas               At  least  65%  invested  in  securities  of  issuers   Seeks long-term growth of capital primarily
                           outside  of  North America.  Most issuers will be       through investments in foreign securities.
                           located in developed  countries in the Americas, the
                           Far East  and  Pacific  Basin,  Scandinavia  and
                           Western Europe.  While  the primary purchases will be
                           common stocks, all types of securities may be
                           purchased.

VIP II Asset Manager       Equities (Growth, High Dividends, Utility),  bonds      Seeks to obtain high total return with reduced
                           (Government, Agency, Mortgage  backed,  Convertible     risk over the long term by allocating its assets
                           and Zero Coupon) and money  market  instruments.        among domestic and foreign stocks, bonds, and
                                                                                   short-term fixed-income securities.

VIP II Investment          A portfolio of investment grade fixed-income            Seeks as high a level of current income as is
Grade Bond                 securities with a dollar weighted average maturity      consistent with the preservation of capital.
                           of less than ten years.

VIP II Asset Manager:      Focuses on stocks for high potential returns but also   Seeks to maximize total return by allocating its
Growth                     purchases bonds and short-term instruments.             assets among foreign and domestic stocks, bonds,
                                                                                   short-term instruments and other investments.

VIP II Index 500           At least 80% (65% if fund assets are below              Seeks investment results that correspond to the
                           $20 million) in equity securities of companies that     total return of common stocks of companies that
                           compose the Standard & Poor's 500.  Also purchases      compose the Standard & Poor's 500.
                           short-term debt securities for cash management
                           purposes and uses various investment techniques, such
                           as futures contracts, to adjust its exposure to the
                           Standard & Poor's 500.

VIP II Contrafund          Portfolio  purchases will normally be common stock or   Seeks long-term capital appreciation.
                           securities convertible into common stock of companies
                           believed to be undervalued due to an overly
                           pessimistic appraisal by the public.

ALGER
AMERICAN FUND

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Growth                     The  Portfolio  will  invest its assets in  companies    Seeks long-term capital appreciation.
                           whose securities are traded on domestic stock
                           exchanges or in the  over-the-counter market. Except
                           during temporary defensive periods, the Portfolio will
                           invest at least 65% of its total assets in the
                           securities of companies that have a  total market
                           capitalization of $1 billion or greater.

Income and                 The  Portfolio  attempts  to  invest  100%  of its       Seeks to provide a high level of dividend
Growth                     assets, and except during temporary defensive periods,   income to the extent consistent with prudent
                           it is a fundamental policy of the Portfolio to           investment management.  Capital appreciation
                           invest, at least 65% of its total assets in dividend     is a secondary objective of the Portfolio.
                           paying equity securities.

                                                                 ENCORE!     13

Small Capitalization       Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invest at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies
                           included in the Russell 2000 Growth Index or the S&P
                           SmallCap 600 Index, updated quarterly.  The Portfolio
                           may invest up to 35% of its total assets in equity
                           securities of  companies that, at the time of
                           purchase, have total market capitalization outside
                           the range of companies included in those Indexes and
                           in excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Balanced                   The Portfolio will invest its assets in common stocks    Seeks current income and long-term capital
                           and investment grade preferred  stock  and  debt         appreciation by investment in common stocks
                           securities  as  well  as  securities  convertible        and fixed income and convertible securities,
                           into common stocks.  Except during defensive periods,    with emphasis on income producing securities
                           it is anticipated that 25% of the portfolio assets       which appear to have potential for capital
                           will be invested in fixed income senior securities.      appreciation.

MidCap Growth              Except during temporary defensive periods, the           Seeks long-term capital appreciation.
                           Portfolio invests at least 65% of its total assets in
                           equity securities of companies that, at the time of
                           purchase of the securities, have total market
                           capitalization within the range of companies included
                           in the S&P MidCap 400 Index, updated quarterly.
                           The S&P MidCap 400  Index is designed to track the
                           performance of medium capitalization companies.  The
                           Portfolio may invest up to 35% of its  total assets
                           in securities that, at the time of purchase, have
                           total market capitalization outside the range of
                           companies included in the S&P MidCap 400 Index and in
                           excess of that amount (up to 100% of its assets)
                           during temporary defensive periods.

Leveraged AllCap           Invests  at least 85% of net assets in equity            Seeks long-term capital appreciation.
                           securities of companies of any size, except during
                           defensive  periods.  May  purchase  put and call
                           options and sell covered  options to  increase  gain
                           and to hedge.  May enter into  futures contracts and
                           purchase and sell options on  these  futures
                           contracts.  May also borrow money for purchase of
                           additional securities.


MFS FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Growth Series     At least 80% normally will be invested  in equity        Seeks to provide long-term capital growth;
                           securities of emerging growth companies.  Up to 25%      dividend and interest income is incidental.
                           may be invested in  foreign  securities not including
                           ADRs.

14     ENCORE!

Utilities Series           At least 65%, but up to 100%  normally will be           Seeks capital growth and current income (above
                           invested  in  equity and debt securities of both         that available from a portfolio invested
                           domestic and foreign companies in the  utilities         entirely in equity securities).
                           industry.  Normally,   not  more  than  35%  will  be
                           invested  in  equity  and   debt securities of
                           issuers in other industries,  including   foreign
                           securities, emerging market securities and non-dollar
                           denominated securities.

World Governments Series   At least  80%  normally  will be invested  in  debt      Seeks to provide long-term growth of capital and
                           securities.   May invest up to 100%  of  assets  in      future income.
                           foreign securities, including emerging market
                           securities.

Research Series            Invests  in  common  stocks or securities convertible    Seeks to provide long-term growth of capital
                           into common  stocks of companies believed to possess     and future income.
                           better than average prospects for long-term  growth.
                           Up to 10% may be invested in  non-investment
                           grade  debt;  up to 20% may be  invested  in  foreign
                           securities (including emerging market issues.)

Growth With Income         At least 65% will  normally  be  invested  in common     Seeks to provide reasonable current income and
Series                     stocks or  securities convertible into common stocks     long-term growth of capital and income.
                           of companies  believed to have  long-term prospects
                           for growth and  income. Expects  to  invest not  more
                           than 15% in foreign securities (including emerging
                           market issues.)

MORGAN STANLEY
FUNDS

PORTFOLIO                  INVESTMENT POLICIES                                      OBJECTIVE

Emerging Markets Equity    Invests primarily in equity securities of emerging       Long-term capital appreciation.
                           market country issuers with a focus on those countries
                           whose economies the portfolio's adviser believes to
                           be developing strongly and in which markets are
                           becoming more sophisticated.

Global Equity              Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           issuers throughout the world, including  U.S.
                           issuers and emerging market countries, using an
                           approach that is oriented to the selection of
                           individual stocks that the portfolio's adviser
                           believes are undervalued.

International Magnum       Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           non-U.S. issuers, generally in accordance with
                           weightings determined by the portfolio's adviser, in
                           countries comprising the Morgan Stanley Capital
                           International Europe, Australia, Far East Index,
                           commonly known as the "EAFE Index."

Asian Equity               Invests  primarily  in equity  securities  of            Long-term capital appreciation.
                           Asian   issuers,    excluding Japan, using an
                           approach that is oriented  to the  selection  of
                           individual stocks believed  by  the portfolio's
                           adviser to be undervalued.

U.S. Real Estate           Invests primarily in equity securities of companies      Above-average current income and long-
                           primarily engaged in the U.S. real estate industry,      term capital appreciation.
                           including real estate investment trusts.

                                                                  ENCORE!     15

ADDITION, DELETION OR SUBSTITUTION OF INVESTMENTS
AVLIC reserves the right, subject to applicable law, and, if necessary, after notice to and prior approval from the SEC and/or state insurance authorities to make additions to, deletions from, or substitutions for the shares that are held in the Separate Account or that the Separate Account may purchase. The Separate Account may, to the extent permitted by law, purchase other securities for other contracts or permit a conversion between contracts upon request by the Policyowners.

AVLIC may, in its sole discretion, also establish additional subaccounts of the Separate Account, each of which would invest in shares corresponding to a new portfolio of the Funds or in shares of another investment company having a specified investment objective. AVLIC may, in its sole discretion, establish new subaccounts or eliminate one or more Subaccounts if marketing needs, tax considerations or investment conditions warrant. Any new Subaccounts may be made available to existing Policyowners on a basis to be determined by AVLIC.

If any of these substitutions or changes are made, AVLIC may, by appropriate endorsement, change the Policy to reflect the substitution or change. If AVLIC deems it to be in the best interest of Policyowners, and subject to any approvals that may be required under applicable law, the Separate Account may be operated as a management company under the 1940 Act, it may be deregistered under that Act if registration is no longer required, or it may be combined with other AVLIC separate accounts. To the extent permitted by applicable law, AVLIC may also transfer the assets of the Separate Account associated with the Policies to another separate account. In addition, AVLIC may, when permitted by law, restrict or eliminate any voting rights of Policyowners or other persons who have voting rights as to the Separate Account.

The Policyowner will be notified of any material change in the investment policy of any portfolio in which the Policyowner has an interest.

FIXED ACCOUNT
Policyowners may elect to allocate all or a portion of their Net Premium payments to the Fixed Account, and they may also transfer monies between the Separate Account and the Fixed Account. (See Transfers, page 22.)

Payments allocated to the Fixed Account and transferred from the Separate Account to the Fixed Account are placed in the General Account. The General Account includes all of AVLIC's assets, except those assets segregated in the separate accounts. AVLIC has the sole discretion to invest the assets of the General Account, subject to applicable law. AVLIC bears an investment risk for all amounts allocated or transferred to the Fixed Account and interest credited thereto, less any deduction for charges and expenses, whereas the Policyowner bears the investment risk that the declared rate described below, will fall to a lower rate after the expiration of a declared rate period. Because of exemptive and exclusionary provisions, interests in the General Account have not been registered under the Securities Act of 1933 (the "1933 Act") nor is the General Account registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the General Account nor any interest therein is generally subject to the provisions of the 1933 or 1940 Act. We understand that the staff of the SEC has not reviewed the disclosures in this Prospectus relating to the Fixed Account portion of the Policy; however, disclosures regarding the Fixed Account portion of the Policy may be subject to generally applicable provisions of the Federal Securities Laws regarding the accuracy and completeness of statements made in prospectuses.

AVLIC guarantees that it will credit interest at a Declared Rate of at least 3.5%. AVLIC may, at its discretion, set a higher Declared Rate(s.) Each month AVLIC will establish the Declared Rate for the monies transferred or allocated to the Fixed Account that month. Each month is assumed to have 30 days, and each year to have 360 days for purposes of crediting interest on the Fixed Account. The Policyowner will earn interest on the amounts transferred or allocated to the Fixed Account at the Declared Rate effective for the month in which the Policy was issued, which rate is guaranteed for the remainder of the Policy Year. During later Policy Years, all amounts in the Fixed Account will earn interest at the Declared Rate in effect in the month of the last Policy Anniversary. Declared interest rates may increase or decrease from previous periods, but will not fall below 3.5%. AVLIC reserves the right to change the declaration practice, and the period for which a Declared Rate will apply.

POLICY BENEFITS
The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the Policy is qualified in its entirety by the Policy itself, a copy of which is available upon request from AVLIC.

PURPOSES OF THE POLICY
The Policy is designed to provide the Policyowner with both lifetime insurance protection to the Policy Anniversary nearest the Insured's 100th birthday and flexibility in connection with the amount and frequency of premium payments and with the level of life insurance proceeds payable under the Policy.

16 ENCORE!

The Policyowner is not required to pay scheduled premiums to keep the Policy in force, but may, subject to certain limitations, vary the frequency and amount of premium payments. Moreover, the Policy allows a Policyowner to adjust the level of Death Benefits payable under the Policy without having to purchase a new Policy by increasing (with evidence of insurability) or decreasing the Specified Amount. An increase in the Specified Amount will increase the Guaranteed Death Benefit Premium required. If the Specified Amount is decreased, however, the Guaranteed Death Benefit Premium will not decrease. Thus, as insurance needs or financial conditions change, the Policyowner has the flexibility to adjust life insurance benefits and vary premium payments.

The Death Benefit may, and the Accumulation Value will, vary with the investment experience of the chosen Subaccounts of the Separate Account. Thus the Policyowner benefits from any appreciation in value of the underlying assets, but bears the investment risk of any depreciation in value. As a result, whether or not a Policy continues in force may depend in part upon the investment experience of the chosen Subaccounts. The failure to pay a Planned Periodic Premium will not necessarily cause the Policy to lapse, but the Policy could lapse even if Planned Periodic Premiums have been paid, depending upon the investment experience of the Separate Account. AVLIC agrees to keep the Policy in force during the Guaranteed Death Benefit Period and provide a Guaranteed Death Benefit so long as Net Policy Funding is equal to or greater than the cumulative monthly pro rata Guaranteed Death Benefit Premium. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

DEATH BENEFIT PROCEEDS
As long as the Policy remains in force, AVLIC will, upon Satisfactory Proof of Death, pay the Death Benefit Proceeds of the Policy in accordance with the Death Benefit option in effect at the time of the Insured's death. The amount of the Death Benefits payable will be determined at the end of the valuation period during which the Insured's death occurred. The Death Benefit Proceeds may be paid in a lump sum or under one or more of the payment options set forth in the Policy. (See Payment Options, page 20.)

Death Benefit Proceeds will be paid to the surviving Beneficiary or Beneficiaries specified in the application or as subsequently changed. If no Beneficiary is chosen, the proceeds will be paid to the Policyowner or the Policyowner's estate.

DEATH BENEFIT OPTIONS
The Policy provides two Death Benefit options, unless the Extended Maturity Option is in effect. If the Extended Maturity Option is in effect, the Death Benefit will be the Accumulation Value. (See Benefits at Maturity, page 22.) The Policyowner selects one of the options in the application. The Death Benefit under either option will never be less than the current Specified Amount of the Policy as long as the Policy remains in force. (See Policy Lapse and Reinstatement, page 27.) The minimum initial Specified Amount is generally $500,000 for Insureds ages 20-49 and $250,000 for those who are 50 or older. Defined differences, illustrated by graphic illustrations are as follows:

OPTION A.

(Omitted graph illustrates payout under Death Benefit Option A, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.)


     Death Benefit Option A. Pays a Death Benefit equal to the Specified Amount or the Accumulation Value multiplied by the Death Benefit percentage (as illustrated at Point A) whichever is greater.

Under Option A, the Death Benefit is the current Specified Amount of the Policy or, if greater, the applicable percentage of Accumulation Value on the date of death. The applicable percentage is 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death. For Insureds with an attained age over 40 on that policy anniversary, the percentage declines. For example, the percentage at age 40 is 250%, at age 50 is 185%, at age 60 is 130%, at age 70 is 115%, at age 80 is 105%, and at age 90 is 100%. Accordingly, under Option A the Death Benefit will remain level at the Specified Amount unless the applicable percentage of Accumulation Value exceeds the current Specified Amount, in which case the amount of the Death Benefit will vary as the Accumulation Value varies. Policyowners who prefer to have favorable investment performance, if any, reflected in higher Accumulation Value, rather than increased insurance coverage, generally should select Option A.

                                                                      ENCORE! 17

OPTION B.

(Omitted graph illustrates payout under Death Benefit Option B, specifically by showing the relationships over time, between the Specified Amount and the Accumulation Value.)


     Death Benefit Option B. Pays a Death Benefit equal to the Specified Amount plus the Policy's Accumulation Value or the Accumulation Value multiplied by the Death Benefit percentage, whichever is greater.

Under Option B, the Death Benefit is equal to the current Specified Amount plus the Accumulation Value of the Policy or, if greater, the applicable percentage of the Accumulation Value on the date of death. The applicable percentage is the same as under Option A: 250% for Insureds with an attained age 40 or younger on the policy anniversary prior to the date of death, and for Insureds with an attained age over 40 on that policy anniversary the percentage declines. Accordingly, under Option B the amount of the Death Benefit will always vary as the Accumulation Value varies (but will never be less than the Specified Amount.) Policyowners who prefer to have favorable investment performance, if any, reflected in increased insurance coverage, rather than higher Accumulation Values, generally should select Option B.

CHANGE IN DEATH BENEFIT OPTION. The Death Benefit Option may be changed once per year after the first policy year by sending AVLIC a written request. The effective date of such a change will be the Monthly Activity Date on or following the date the change is approved by AVLIC. A change may have Federal Tax consequences.

If the Death Benefit option is changed from Option A to Option B, the Specified Amount after the change will equal the Specified Amount before the change less the Accumulation Value as of the date of the change. If the Death Benefit option is changed from Option B to Option A, the Specified Amount under Option A after the change will equal the Death Benefit under Option B on the effective date of change.

No charges will be imposed upon a change in Death Benefit option, nor will such a change in and of itself result in an immediate change in the amount of a Policy's Accumulation Value. However, a change in the Death Benefit option may affect the Cost of Insurance because this charge varies depending on net amount at risk (i.e. the amount by which the Death Benefit as calculated on a Monthly Activity Date exceeds the Accumulation Value on that date). Changing from Option B to Option A will generally decrease the net amount at risk in the future, and will therefore decrease the Cost of Insurance. Changing from Option A to Option B will generally result in an increase in the Cost of Insurance over time because the Cost of Insurance Rate will increase with the Insured's age, and the net amount at risk will generally remain level. If, however, the change was from Option B to Option A, the Cost of Insurance Rate may be different for the increased Death Benefit. On a change from Option A to Option B, the Specified Amount will decrease so that the Cost of Insurance Rate may be different. (See Charges and Deductions, page 26 and Federal Tax Matters, page 33.)

CHANGE IN SPECIFIED AMOUNT. Subject to certain limitations, after the first policy year, a Policyowner may increase or decrease the Specified Amount of a Policy. A change in Specified Amount may affect the Cost of Insurance rate and the net amount at risk, both of which may affect a Policyowner's Cost of Insurance and have Federal Tax consequences. (See Charges and Deductions, page 26 and Federal Tax Matters, page 33.)

Any increase or decrease in the Specified Amount will become effective on the Monthly Activity Date on or following the date a written request is approved by AVLIC. The Specified Amount of a Policy may be changed only once per year and AVLIC may limit the size of a change in a Policy Year. The Specified Amount remaining in force after any requested decrease, may not be less than $500,000 for Insureds with an Issue Age of 49 or less and $250,000 for those with an Issue Age of 50 or more in the first three Policy Years. In Policy Years four through ten, the Specified Amount remaining in force following a decrease must be at least $400,000 for Insureds with an Issue Age 20-49 and $200,000 for those with Issue Ages of 50-80. After the tenth Policy Year, the Specified Amount may not be less than $100,000, regardless of age. In addition, if following the decrease in Specified Amount, the Policy would not comply with the maximum premium limitations required by Federal Tax Law the decrease may be limited or Accumulation Value may be returned to the Policyowner at the Policyowner's election, to the extent necessary to meet these requirements. (See Premiums, page 24.)

18     ENCORE!

Increases in the Specified Amount will be allowed after the first Policy Year. For an increase in the Specified Amount, a written supplemental application must be submitted. AVLIC may also require additional evidence of insurability. Although an increase need not necessarily be accompanied by an additional premium, in certain cases an additional premium will be required to effect the requested increase. (See Premiums upon Increases in Specified Amount, page 25.) The minimum amount of any increase is $25,000, and an increase cannot be made if the Insured's attained age is over 80. An increase in the Specified Amount will also increase Surrender Charges. An increase in the Specified Amount during the time the Guaranteed Death Benefit provision is in effect will increase the respective premium requirements. (See Charges and Deductions, page 26.)

METHODS OF AFFECTING INSURANCE PROTECTION
A Policyowner may increase or decrease the pure insurance protection provided by a Policy - the difference between the Death Benefit and the Accumulation Value - in several ways as insurance needs change. These ways include increasing or decreasing the Specified Amount of insurance, changing the level of premium payments, and making a partial withdrawal of the Policy's Accumulation Value. Certain of these changes may have Federal Tax consequences. The consequences of each of these methods will depend upon the individual circumstances.

DURATION OF THE POLICY
The duration of the Policy generally depends upon the Accumulation Value. The Policy will remain in force so long as the Net Cash Surrender Value is sufficient to pay the Monthly Deduction or if the Guaranteed Death Benefit provision is in effect. (See Charges from Accumulation Value, page 26.) Where, however, the Net Cash Surrender Value is insufficient to pay the Monthly Deduction and the Grace Period expires without an adequate payment by the Policyowner, the Policy will lapse and terminate without value. (See Policy Lapse and Reinstatement, page 25.)

ACCUMULATION VALUE
The Accumulation Value will reflect the investment performance of the chosen Investment Options, the net premiums paid, any partial withdrawals, and the charges assessed in connection with the Policy. A Policyowner may at any time Surrender the Policy and receive the Policy's Net Cash Surrender Value. (See Surrenders, page 22.) There is no guaranteed minimum Accumulation Value.

Accumulation Value is determined on each Valuation Date. On the Issue Date, the Accumulation Value will equal the portion of any Net Premium allocated to the Investment Options, reduced by the portion of the first Monthly Deduction allocated to the Investment Options. (See Allocation of Premiums and
Accumulation Value, page 25.) Thereafter, on each Valuation Date, the Accumulation Value of a Policy will equal:

(a) The aggregate of the values attributable to the Policy in each of the Subaccounts on the Valuation Date, determined for each Subaccount by multiplying the Subaccount's unit value by the number of Subaccount units allocated to the Policy; plus

(b)  The value of the Fixed Account; plus

(c) Any Accumulation Value impaired by Outstanding Policy Debt held in the General Account; plus

(d)  Any Net Premiums received on that Valuation Date; plus

(e)  Any amounts credited as Net Cash Surrender Value Bonus; less

(f)  Any partial withdrawal, and its charge, made on that Valuation Date; less

(g)  Any Monthly Deduction to be made on that Valuation Date; less

(h)  Any federal or state income taxes charged against the Accumulation Value.

In computing the Policy's Accumulation Value, the number of Subaccount units allocated to the Policy is determined after any transfers among Investment Options (and deduction of transfer charges) but before any other Policy transactions, such as receipt of Net Premiums and partial withdrawals, on the Valuation Date. Because the Accumulation Value is dependent upon a number of variables, a Policy's Accumulation Value cannot be predetermined.

                                                                  ENCORE!     19

NET CASH SURRENDER VALUE BONUS
Beginning with the twenty-first Policy Anniversary, a bonus equal to .25% of the Net Cash Surrender Value will be credited to the Fixed Account and/or the Subaccounts on each policy anniversary, provided that the Net Cash Surrender Value of the Policy on the Policy Anniversary is at least $500,000. This bonus is not guaranteed. The bonus will be credited to the Fixed Account and/or the Subaccounts based on the premium allocation percentages in effect at that time.

THE UNIT VALUE. The unit value of each Subaccount reflects the investment performance of that Subaccount. The unit value of each Subaccount shall be calculated by (i) multiplying the per share net asset value of the corresponding Fund portfolio on the Valuation Date times the number of shares held by the Subaccount, before the purchase or redemption of any shares on that Valuation Date; minus (ii) a charge not exceeding an annual rate of .90% for mortality and expense risk; minus (iii) a charge not exceeding an annual rate of .25% for administrative service expenses; and (iv) dividing the result by the total number of units held in the Subaccount on the Valuation Date, before the purchase or redemption of any units on that Valuation Date. (See Daily Charges Against the Separate Account, page 28.)

VALUATION DATE AND VALUATION PERIOD. A Valuation Date is each day on which the New York Stock Exchange ("NYSE") is open for trading. A Valuation Period is the period between two successive Valuation Dates, commencing at the close of the NYSE on each Valuation Date and ending at the close of the NYSE on the next succeeding Valuation Date.

BENEFITS AT MATURITY
If the Insured is living, AVLIC will pay the Accumulation Value of the Policy, less Outstanding Policy Debt ("Maturity Benefits") on the Maturity Date to the Policyowner. The Policy will mature on the Policy Anniversary Date nearest the Insured's 100th birthday, if living, unless the maturity has been extended by election of the Extended Maturity Option. The Extended Maturity Option, if elected, has the effect of continuing the Policy in force for purposes of providing a benefit at the time of the Insured's death. The Death Benefit will be the Accumulation Value. The Extended Maturity Option does not, however, extend the Maturity Date for purposes of determining benefits under any other option or rider. Once the Extended Maturity Option becomes effective, no further premium payments will be accepted and no deduction will be made for Cost of Insurance or riders. As long as the policy continues in force, all other policy provisions will remain in effect. Interest on policy loans will continue to accrue and become part of the Outstanding Policy Debt.

There is no extra premium for the Extended Maturity Option, but it must be elected by submitting a written request to AVLIC during the 90 days prior to Maturity Date. The Extended Maturity Option is not available in all states. Further, the Internal Revenue Service has not issued a ruling regarding its tax consequences.

PAYMENT OF POLICY BENEFITS
Death Benefit Proceeds under the Policy will usually be paid within seven days after AVLIC receives Satisfactory Proof of Death. Maturity Benefits will ordinarily be paid within seven days of receipt of a written request. Payments may be postponed in certain circumstances. (See Postponement of Payments, page 32.) The Policyowner may decide the form in which Death Benefit Proceeds or Maturity Benefits will be paid. During the Insured's lifetime, the Policyowner may arrange for the Death Benefit Proceeds to be paid in a lump sum or under one or more of the optional methods of payment described below. Changes must be in writing and will revoke all prior elections. If no election is made, AVLIC will pay Death Benefit Proceeds or Accumulation Value Benefit in a lump sum. When Death Benefit Proceeds are payable in a lump sum and no election for an optional method of payment is in force at the death of the Insured, the Beneficiary may select one or more of the optional methods of payment. Further, if the Policy is assigned, any amounts due to the assignee will first be paid in one sum. The balance, if any, may be applied under any payment option. Once payments have begun, the payment option may not be changed.

PAYMENT OPTIONS FOR DEATH BENEFIT PROCEEDS OR MATURITY BENEFITS ("POLICY PROCEEDS".) The minimum amount of each payment is $100. If a payment would be less than $100, AVLIC has the right to make payments less often so that the amount of each payment is at least $100. Once a payment option is in effect, Policy Proceeds will be transferred to AVLIC's General Account. AVLIC may make other payment options available in the future. For additional information concerning these options, see the Policy itself. The following payment options are currently available:

OPTION AI--INTEREST PAYMENT OPTION. AVLIC will hold any amount applied under this option. Interest on the unpaid balance will be paid or credited each month at a rate determined by AVLIC.

OPTION AII--FIXED AMOUNT PAYABLE OPTION. Each payment will be for an agreed fixed amount. Payments continue until the amount AVLIC holds runs out.

20     ENCORE!

OPTION B--FIXED PERIOD PAYMENT OPTION. Equal payments will be made for any period selected up to 20 years.

OPTION C--LIFETIME PAYMENT OPTION. Equal monthly payments are based on the life of a named person. Payments will continue for the lifetime of that person. Variations provide for guaranteed payments for a period of time.

OPTION D--JOINT LIFETIME PAYMENT OPTION. Equal monthly payments are based on the lives of two named persons. While both are living, one payment will be made each month. When one dies, the same payment will continue for the lifetime of the other.

As an alternative to the above payment options, Death Benefits Proceeds or Maturity Benefits may be paid in any other manner approved by AVLIC. Further, one of AVLIC's affiliates may make payments under the above payment options. If an affiliate makes the payment, it will do so according to the request of the Policyowner using the rules set out above.

POLICY RIGHTS

LOAN BENEFITS

LOAN PRIVILEGES. After the first Policy Anniversary Date, the Policyowner may borrow an amount up to the current Net Cash Surrender Value less twelve times the most recent Monthly Deduction, at regular or, as described below, reduced loan rates. Loans usually are funded within seven days after receipt of a written request. The loan may be repaid at any time while the Insured is living, prior to the Maturity Date. Policyowners in certain states may borrow 100% of the Net Cash Surrender Value after deducting Monthly Deductions and any interest on policy loans that will be due for the remainder of the Policy Year. Loans may have a tax consequence. (See Federal Tax Matters, page 33.)

INTEREST. AVLIC charges interest to Policyowners at regular and reduced rates. Regular loans will accrue interest on a daily basis at a rate of up to 6% per year; currently the interest rate on regular policy loans is 5.5%. After the tenth Policy Anniversary Date, the Policyowner may borrow each year a limited amount of the Net Cash Surrender Value of the Policy at a reduced interest rate. Interest will accrue on a daily basis at a rate of up to 4% per year; the current reduced loan rate is 3.5%. The amount available at the reduced loan rate is 10% of the Net Cash Surrender Value as of the most recent Policy Anniversary Date, plus any loan previously made at a reduced loan rate. If unpaid when due, interest will be added to the amount of the loan and bear interest at the same rate. The Policyowner earns 3.5% interest on the Accumulation Values securing the loans.

EFFECT OF POLICY LOANS. When a loan is made, Accumulation Value equal to the amount of the loan will be transferred from the Investment Options to the General Account as security for the indebtedness. The Accumulation Value transferred will be allocated from the Investment Options in accordance with the instructions given when the loan is requested. The minimum amount which can remain in a Subaccount or the Fixed Account as a result of a loan is $100. If no instructions are given the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options. If loan interest is not paid when due in any Policy Year, on the Policy Anniversary thereafter, AVLIC will add the interest due to the principal amount of the Policy loan. This loan interest due will be transferred from the Investment Options as set out above. No charge will be imposed for these transfers. A policy loan will permanently affect the Accumulation Value and may permanently affect the amount of the Death Benefits, even if the loan is repaid. Policy loans will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

Interest earned on amounts held in the General Account will be allocated to the Investment Options on each Policy Anniversary in the same proportion that Net Premiums are being allocated to those Investment Options at the time. Upon repayment of indebtedness, the portion of the repayment allocated in accordance with the repayment of indebtedness provision (see below) will be transferred to increase the Accumulation Value in that Investment Option.

OUTSTANDING POLICY DEBT. The Outstanding Policy Debt equals the total of all policy loans and accrued interest on policy loans. If the Outstanding Policy Debt exceeds the Accumulation Value less any Surrender Charge and any Accrued Expense Charges, the Policyowner must pay the excess. AVLIC will send a notice of the amount which must be paid. If the Policyowner does not make the required payment within the 61 days after AVLIC sends the notice, the Policy will terminate without value ("lapse".) Should the policy lapse while policy loans are outstanding, the portion of the loans attributable to earnings will become taxable. A Policyowner may lower the risk of a Policy lapsing while loans are outstanding as a result of a reduction in the market value of investments in the Subaccounts by investing in a diversified group of lower risk investment portfolios and/or transferring the funds to the Fixed Account and receiving a guaranteed rate of return. Should a substantial reduction be experienced, the Policyowner may need to lower anticipated withdrawals and loans, repay loans,

                                                                  ENCORE!     21
make additional premium payments, or take other action to avoid policy lapse. A lapsed Policy may later be reinstated. (See Policy Lapse and Reinstatement, page 25.)

REPAYMENT OF INDEBTEDNESS. Unscheduled premiums paid while a policy loan is outstanding are treated as repayment of indebtedness only if the Policyowner so requests. As indebtedness is repaid, the Accumulation Value in the General Account securing the indebtedness repaid will be allocated among the Subaccounts and the Fixed Account in the same proportion that Net Premiums are being allocated at the time of repayment.

SURRENDERS
At any time during the lifetime of the Insured and prior to the Maturity Date, the Policyowner may partially withdraw a portion of the Accumulation Value or Surrender the Policy by sending a written request to AVLIC. The amount available for Surrender is the Net Cash Surrender Value at the end of the Valuation Period during which the Surrender request is received at AVLIC's Home Office. Surrenders will generally be paid within seven days of receipt of the written request. (See Postponement of Payments, page 31.) Surrenders may have tax consequences. Once a policy is Surrendered, it may not be reinstated. (See Tax Treatment of Policy Proceeds, page 34.)

If the Policy is being Surrendered in its entirety, the Policy itself must be returned to AVLIC along with the request. AVLIC will pay the Net Cash Surrender Value. Coverage under the Policy will terminate as of the date of a total Surrender. A Policyowner may elect to have the amount paid in a lump sum or under a payment option. (See Payment Options, page 20.)

PARTIAL WITHDRAWALS
Partial withdrawals are irrevocable. The amount of a partial withdrawal may not be less than $500. The Net Cash Surrender Value after a partial withdrawal must be at least $1,000 or an amount sufficient to maintain the Policy in force for the remainder of the Policy Year.

The amount paid will be deducted from the Investment Options according to the instructions of the Policyowner when the withdrawal is requested, provided that the minimum amount remaining in a Subaccount as a result of the allocation is $100. If no instructions are given, the amounts will be withdrawn in proportion to the various Accumulation Values in the Investment Options.

The Death Benefit will be reduced by the amount of any partial withdrawal and may affect the way in which the cost of insurance charge is calculated and the amount of pure insurance protection under the Policy. (See Monthly Deduction - Cost of Insurance, page 26 and Death Benefit Options--Methods of Affecting Insurance Protection, page 19.) If Option B is in effect, the Specified Amount will not change, but the Accumulation Value will be reduced.

The Specified Amount remaining in force after a partial withdrawal may not be less than $500,000 for Insureds with an Issue Age of 49 or less, and $250,000 for those with an Issue Age of 50 or more in the first three Policy Years. In Policy Years four through ten, the Specified Amount remaining in force following a partial withdrawal must be at least $400,000 for Insureds with an Issue Age of 20-49 and $200,000 for those with Issue Ages of 50-80. After the tenth Policy Year, the Specified Amount remaining in force following a partial withdrawal must be at least $100,000, regardless of age. Any request for a partial withdrawal that would reduce the Specified Amount below this amount will not be implemented. A fee not to exceed the lesser of $50 or 2% of the amount withdrawn is deducted from the Accumulation Value. Currently, the charge is the lesser of $25 or 2% of the amount withdrawn. (See Partial Withdrawal Charge, page 22.) Partial withdrawals will also affect Net Policy Funding for determining whether the Guaranteed Death Benefit provision is met.

TRANSFERS
Accumulation Value may be transferred among the Subaccounts of the Separate Account and to the Fixed Account as often as desired. Transfers out of the Fixed Account may only be made during the 30 day period following the Policy Anniversary Date, as noted below. The transfers may be ordered in person, by mail or by telephone. The total amount transferred each time must be at least $250, or the balance of the Subaccount, if less. The minimum amount that may remain in a Subaccount or the Fixed Account after a transfer is $100. The first fifteen transfers per Policy Year will be permitted free of charge. Thereafter, a transfer charge of $10 may be imposed each additional time amounts are transferred and will be deducted from the Accumulation Value on a pro rata basis. (See Transfer Charge, page 28.) Additional restrictions on transfers may be imposed at the fund level. Specifically, fund managers may have the right to refuse sales, or suspend or terminate the offering of portfolio shares, if they determine that such action is necessary in the best interests of the portfolio's shareholders. If a fund manager refuses a transfer for any reason, the transfer will not be allowed. AVLIC will not be able to process the transfer if the fund manager refuses. Transfers resulting from policy loans or exercise of the exchange privilege will not be subject to a transfer charge and will not be counted towards the fifteen free transfers per policy year.

22     ENCORE!

Transfers out of the Fixed Account, unless part of the dollar cost averaging systematic program described below, may be made only during the 30 day period following the Policy Anniversary Date in any Policy Year. However, transfers out of the Fixed Account are limited to the greater of (i) 25% of the Fixed Account attributable to the Policy; (ii) the largest transfer made by the Policyowner out of the Fixed Account during the last 13 months; or (iii) $1,000. This provision is not available while dollar cost averaging from the Fixed Account.

The privilege to initiate transactions by telephone will be made available to Policyowners automatically. The registered representative designated on the application will have the authority to initiate telephone transfers. Policyowners who do not wish to authorize AVLIC to accept telephone transactions from their registered representative must so specify on the application. AVLIC will employ reasonable procedures to confirm that instructions communicated by telephone are genuine, and if it does not, AVLIC may be liable for any losses due to unauthorized or fraudulent instructions. The procedures AVLIC follows for transactions initiated by telephone include, but are not limited to, requiring the Policyowner to provide the policy number at the time of giving transfer instructions; AVLIC's tape recording of all telephone transfer instructions; and the provision, by AVLIC, of written confirmation of telephone transactions.

SYSTEMATIC PROGRAMS
AVLIC may offer systematic programs as discussed below. These programs will be subject to administrative guidelines established by AVLIC from time to time. Transfers of Accumulation Value made pursuant to these programs will be counted in determining whether the transfer fee applies. Lower minimum amounts may be allowed to transfer as part of a systematic program. No other separate fee is assessed when one of these options is chosen. All other normal transfer restrictions, as described above, also apply.

PORTFOLIO REBALANCING. Under the Portfolio Rebalancing program, the Policyowner can instruct AVLIC to reallocate Accumulation Value among the Subaccounts (but not the Fixed Account) on a systematic basis, in accordance with allocation instructions specified by the Policyowner.

DOLLAR COST AVERAGING. Under the Dollar Cost Averaging program, the Policyowner can instruct AVLIC to automatically transfer, on a systematic basis, a predetermined amount or percentage specified by the Policyowner from the Fixed Account or the Money Market Subaccount to any other Subaccount(s). Dollar cost averaging is permitted from the Fixed Account, if no more than 1/36th of the value of the Fixed Account at the time dollar cost averaging is established is transferred each month.

EARNINGS SWEEP. Permits systematic redistribution of earnings among Investment Options.

The Policyowner can request participation in the available programs when purchasing the Policy or at a later date. The Policyowner can change the allocation percentage or discontinue any program by sending written notice or calling the Home Office. Other scheduled programs may be made available. AVLIC reserves the right to modify, suspend or terminate such programs at any time. Use of Systematic Programs may not be advantageous, and does not guarantee success.

FREE-LOOK PRIVILEGE
The Policyowner may cancel the Policy within 10 days after the Policyowner receives it, within 10 days after AVLIC delivers a notice of the Policyowner's right of cancellation, or within 45 days of completing Part I of the application, whichever is later. The amount of the refund is the sum of all charges deducted from premiums paid, plus the net premiums allocated to the Investment Options adjusted by investment gains and losses, if allowed by state law. Otherwise, the amount of the refund will equal the gross premiums paid. To cancel the Policy, the Policyowner should mail or deliver it to the selling agent, or to AVLIC at the Home Office. A refund of premiums paid by check may be delayed until the check has cleared the Policyowner's bank. (See Postponement of Payments, page 31.)

EXCHANGE PRIVILEGE
During the first 24 Policy Months after the Policy Date of the Policy, the Policyowner may exchange the Policy for a flexible premium adjustable life insurance policy approved for exchange and issued by AVLIC or an affiliate. No new evidence of insurability will be required.

The Policy Date, Issue Age and rate class for the Insured will be the same under the new Policy as under the old. In addition, the policy provisions and applicable charges for the new Policy and its riders will be based on the same Policy Date and Issue Age as under the Policy. Accumulation values for the exchange and payments will be established after making adjustments for investment gains or losses and after recognizing variance, if any, between payment or charges, dividends or Accumulation Values under the flexible contract and under the new Policy. The Policyowner may elect either the same Specified Amount or the same net amount at risk for the new Policy as under the old.

                                                                  ENCORE!     23

To make the change, the Policy, a completed application for exchange and any required payment must be received by AVLIC. The exchange will be effective on the valuation date when all financial and contractual arrangements for the new Policy have been completed.

PAYMENT AND ALLOCATION OF PREMIUMS
ISSUANCE OF A POLICY
Individuals wishing to purchase a Policy must complete an application and submit it to AVLIC's Home Office (5900 "O" Street, P.O. Box 82550, Lincoln, Nebraska 68501). A Policy will generally be issued only to individuals 20-80 years of age on their nearest birthday who supply satisfactory evidence of insurability to AVLIC. Acceptance is subject to AVLIC's underwriting rules, and AVLIC reserves the right to reject an application for any reason.

The Policy Date is the effective date of coverage for all coverage applied for in the original application. The Policy Date is used to determine Policy Anniversary Dates, Policy Years and Policy Months. The Issue Date is the date that all financial, contractual and administrative requirements have been met and processed for the Policy. The Policy Date and the Issue Date will be the same unless: 1) an earlier Policy Date is specifically requested, or 2) when additional premiums or application amendments are needed. When there are additional requirements before issue (see below) the Policy Date will be when it is sent for delivery and the Issue Date will be the date the requirements are met.

When all required premiums and application amendments have been received by AVLIC in its Home Office, the Issue Date will be the date the Policy is mailed to the Policyowner or sent to the agent for delivery to the Policyowner. When application amendments or additional premiums need to be obtained upon delivery of the Policy, the Issue Date will be when the Policy receipt, Federal Funds (monies of member banks within the Federal Reserve System which are held on deposit at a Federal Reserve Bank) are received and available to AVLIC, and the application amendments are received and reviewed in AVLIC's Home Office. On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. After the expiration of the 13-day period, the Accumulation Value will be reallocated to the Investment Options as selected by the Policyowner.

Subject to approval, a Policy may be backdated, but the Policy Date may not be more than six months prior to the date of the application. Backdating can be advantageous if the Insured's lower Issue Age results in lower cost of insurance rates. If a Policy is backdated, the minimum initial premium required will include sufficient premium to cover the backdating period. Monthly deductions will be made for the period the Policy Date is backdated.

Interim conditional insurance coverage may be issued prior to the Policy Date, provided that certain conditions are met, upon the completion of an application and the payment of the required premium at the time of the application. The amount of the interim coverage is limited to the smaller of (a) the amount of insurance applied for, (b) $100,000, or (c) $25,000 if the proposed Insured is over age 60 at his nearest birthday.

PREMIUMS
No insurance will take effect before the initial premium payment is received by AVLIC in Federal Funds. The initial premium payment must be at least 1/12 of the first year Guaranteed Death Benefit Premium times the number of months between the Policy Date and the Issue Date, plus one. Subsequent premiums are payable at AVLIC's Home Office. A Policyowner has flexibility in determining the frequency and amount of premiums. However, unless the Policyowner has paid sufficient premiums to pay the Monthly Deduction and Percent of Premium Charges, the Policy may have a zero Net Cash Surrender Value and lapse. AVLIC agrees to keep the Policy in force during the Guaranteed Death Benefit Period and provide a Guaranteed Death Benefit so long as Net Policy Funding is equal to or greater than the cumulative monthly pro rata Guaranteed Death Benefit Premium. In certain instances, this Net Policy Funding will not, after the payment of Monthly Deductions, generate positive Net Cash Surrender Values.

PLANNED PERIODIC PREMIUMS. At the time the Policy is issued each Policyowner may determine a Planned Periodic Premium schedule that provides for the payment of level premiums at selected intervals. The Planned Periodic Premium schedule may include the Guaranteed Death Benefit Premium. The Policyowner is not required to pay premiums in accordance with this schedule. The Policyowner has considerable flexibility to alter the amount and frequency of premiums paid. AVLIC does reserve the right to limit the number and amount of additional or unscheduled premium payments.

Policyowners can also change the frequency and amount of Planned Periodic Premiums by sending a written request to the Home Office, although AVLIC reserves the right to limit any increase. Premium payment notices will be sent annually, semi-annually or quarterly, depending upon the frequency of the Planned Periodic Premiums. Payment of the Planned

24     ENCORE!

Periodic Premiums does not guarantee that the Policy remains in force unless the Guaranteed Death Benefit provision is in effect. Instead, the duration of the Policy depends upon the Policy's Net Cash Surrender Value. (See Duration of the Policy, page 21.) Unless the Guaranteed Death Benefit provision is in effect, even if Planned Periodic Premiums are paid by the Policyowner, the Policy will lapse any time the Net Cash Surrender Value is insufficient to pay the Monthly Deduction, and the Grace Period expires without a sufficient payment. (See Policy Lapse and Reinstatement, page 25.)

PREMIUM LIMITATIONS. AVLIC's current minimum limitation is $45, $15 if paid by automatic bank draft. AVLIC currently has no maximum limitation, other than the current maximum premium limitations established by federal tax laws. AVLIC reserves the right to change any limitation. In no event may the total of all premiums paid, both planned and unscheduled, exceed the current maximum premium limitations established by federal tax laws. (See Tax Status of the Policy 34.)

If at any time a premium is paid which would result in total premiums exceeding the current maximum premium limitation, AVLIC will only accept that portion of the premium which will make total premiums equal the maximum. Any part of the premium in excess of that amount will be returned or applied as otherwise agreed and no further premiums will be accepted until allowed by the current maximum premium limitations prescribed by law. AVLIC may require additional evidence of insurability if any premium payment would result in an increase in the Policy's net amount at risk on the date the premium is received.

PREMIUMS UPON INCREASES IN SPECIFIED AMOUNT. Depending upon the Accumulation Value of the Policy at the time of an increase in the Specified Amount of the Policy and the amount of the increase requested by the Policyowner, an additional premium payment may be required. AVLIC will notify the Policyowner of any premium required to fund the increase, which premium must be made in a single payment. The Accumulation Value of the Policy will be immediately increased by the amount of the payment, less the applicable Percent of Premium Charge.

ALLOCATION OF PREMIUMS AND ACCUMULATION VALUE
ALLOCATION OF NET PREMIUMS. In the application for a Policy, the Policyowner allocates Net Premiums to one or more Subaccounts and/or to the Fixed Account. Allocations must be whole number percentages and must total 100%. The allocation of future Net Premiums may be changed without charge by providing proper notification to the Home Office. If there is any Outstanding Policy Debt at the time of a payment, AVLIC will treat the payment as a premium payment unless otherwise instructed in proper written notice.

On the Issue Date, the initial premium payment will be allocated to the Money Market Subaccount for 13 days. Thereafter, the Accumulation Value will be reallocated to the Investment Options as selected by the Policyowner. Premium payments received by AVLIC prior to the Issue Date are held in the General Account until the Issue Date and are credited with interest at a rate determined by AVLIC for the period from the date the payment has been converted into Federal Funds and is available to AVLIC. In no event will interest be credited prior to the Policy Date.

The Accumulation Value of the Subaccounts will vary with the investment performance of these Subaccounts and the Policyowner bears the entire investment risk. This will affect the Policy's Accumulation Value, and may affect the Death Benefit as well. Policyowners should periodically review their allocations of premiums and values in light of market conditions and overall financial planning requirements.

POLICY LAPSE AND REINSTATEMENT
LAPSE. Unlike conventional life insurance policies, the failure to make a Planned Periodic Premium payment will not itself cause the Policy to lapse. Lapse will occur when the Net Cash Surrender Value is insufficient to cover the Monthly Deduction and a Grace Period expires without a sufficient payment unless the Guaranteed Death Benefit provision is in effect. The Grace Period is 61 days from the date AVLIC mails a notice that the grace period has begun. AVLIC will notify the Policyowner at the beginning of the Grace Period by mail addressed to the last known address on file with AVLIC.

The notice will specify the premium required to keep the Policy in force. The required premium will be equal to the greater of the amount necessary to cover the Monthly Deductions and Percent of Premium Charges for the three Policy Months after commencement of the Grace Period, or the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement above zero. Failure to pay the required premium within the Grace Period will result in lapse of the Policy. If the Insured dies during the Grace Period, any overdue Monthly Deductions and Outstanding Policy Debt will be deducted from the Death Benefit Proceeds. (See Charges and Deductions, page 26.)

                                                                 ENCORE!     25

REINSTATEMENT. A lapsed Policy may be reinstated any time within three years (five years in Missouri) after the beginning of the Grace Period, but before the Maturity Date. Reinstatement will be effected based on the Insured's rating class at the time of the reinstatement.

Reinstatement is subject to the following:

a. Evidence of insurability of the Insured satisfactory to AVLIC (including evidence of insurability of any person covered by a rider to reinstate the rider);

b. Any Outstanding Policy Debt on the date of lapse will be reinstated with interest due and accrued;

c. The Policy cannot be reinstated if it has been Surrendered for its full Net Cash Surrender Value;

d. The minimum premium required at reinstatement is the greater of:

   (1) the amount necessary to raise the Net Cash Surrender Value as of the date of reinstatement to equal to or greater than zero; or

   (2)   three times the current Monthly Deduction.

The amount of Accumulation Value on the date of reinstatement will be equal to the amount of the Net Cash Surrender Value on the date of lapse, increased by the premium paid at reinstatement, less the Percent of Premium Charges and the amounts stated above, plus that part of the Contingent Deferred Sales Charge and Contingent Deferred Administrative Charge that would apply if the Policy were Surrendered on the date of reinstatement. The last addition to the Accumulation Value is designed to avoid duplicate Surrender Charges. The original Policy Date, and the dates of increases in the Specified Amount (if applicable), will be used for purposes of calculating the Surrender Charge. If any Outstanding Policy Debt was reinstated, that debt will be held in AVLIC's General Account. Accumulation Value calculations will then proceed as described under "Accumulation Value" on page 19.

The effective date of reinstatement will be the first Monthly Activity Date on or next following the date of approval by AVLIC of the application for reinstatement.

CHARGES AND DEDUCTIONS
Charges will be deducted in connection with the Policy to compensate  AVLIC for:
(1) providing the insurance benefits set forth in the Policy and any optional insurance benefits added by rider; (2) administering the Policy and payment of applicable taxes; (3) assuming certain risks in connection with the Policy; and
(4) incurring expenses in distributing the Policy. The nature and amount of these charges are described more fully below.

DEDUCTIONS FROM PREMIUM PAYMENTS
SALES CHARGE. There are no sales charges deducted from premium payments in connection with the Policy. The Policy is, however, subject to a Contingent Deferred Sales Charge if the Policy is surrendered. (See "Surrender Charge" on page 27.)

PREMIUM CHARGE FOR TAXES. A deduction of up to 5% of the premium is made from each premium payment to pay applicable taxes; currently the charge is 3.5%. The deduction represents an amount AVLIC considers necessary to pay all premium taxes imposed by the states and their subdivisions, and to defray the tax cost due to capitalizing certain policy acquisition expenses as required under applicable Federal tax laws. (See Federal Tax Matters page 33.) AVLIC does not expect to derive a profit from the Premium Charge for Taxes.

CHARGES FROM ACCUMULATION VALUE
MONTHLY DEDUCTION. Charges will be deducted as of the Policy Date and on each Monthly Activity Date thereafter from the Accumulation Value of the Policy to compensate AVLIC for administrative expenses and insurance provided. These charges will be allocated among the Subaccounts, and the Fixed Account on a pro rata basis. Each of these charges is described in more detail below.

ADMINISTRATIVE EXPENSE CHARGE. To compensate AVLIC for the ordinary administrative expenses expected to be incurred in connection with a Policy, the Monthly Deduction includes a $9.00 per policy charge (currently $5.00.) The Administrative Expense Charge is levied throughout the life of the Policy and is guaranteed not to increase above $9.00 per month. AVLIC does not expect to make any profit from the Administrative Expense Charge.

26     ENCORE!

COST OF INSURANCE. Because the Cost of Insurance depends upon several variables, the cost for each Policy Month can vary from month to month. AVLIC will determine the monthly Cost of Insurance by multiplying the applicable Cost of Insurance Rate by the net amount at risk for each Policy Month. The net amount at risk on any Monthly Activity Date is based on the amount by which the Death Benefit which would have been payable on that Monthly Activity Date exceeds the Accumulation Value on that date.

COST OF INSURANCE RATE. The Annual Cost of Insurance Rate is based on the Insured's sex, Issue Age, policy duration, Specified Amount, and rating class. The rate will vary depending upon tobacco use and other risk factors. For the initial Specified Amount, the Cost of Insurance Rate will not exceed those shown in the Schedule of Guaranteed Annual Cost of Insurance Rates shown in the schedule pages of the Policy. These guaranteed rates are based on the Insured's Attained Age and are equal to the 1980 Insurance Commissioners Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables. The current rates range between 40% and 100% of the rates based on the 1980 Commissioners Standard Ordinary Tables, based on AVLIC's own mortality experience. Policies issued on a unisex basis are based upon the 1980 Insurance Commissioners Standard Ordinary Table B assuming 80% male and 20% female lives. The Cost of Insurance Rates, Surrender Charges, and payment options for policies issued in Montana and certain other states are on a sex-neutral (unisex) basis. Any change in the Cost of Insurance Rates will apply to all persons of the same age, sex, Specified Amount and rating class and whose policies have been in effect for the same length of time.

If the rating class for any increase in the Specified Amount is not the same as the rating class at issue, the Cost of Insurance Rate used after such increase will be a composite rate based upon a weighted average of the rates of the different rating classes. Decreases may be reflected in the Cost of Insurance Rate as discussed earlier.

The actual charges made during the Policy Year will be shown in the annual report delivered to Policyowners.

RATING CLASS. The rating class of an Insured will affect the Cost of Insurance Rate. AVLIC currently places Insureds into both standard rating classes and substandard rating classes that involve a higher mortality risk. In an otherwise identical policy, an Insured in the standard rating class will have a lower Cost of Insurance Rate than an Insured in a rating class with higher mortality risks. If, when issued, a Policy is rated with a tabular extra rating, the guaranteed rate is a multiple of the guaranteed rate for a standard issue. This multiple factor is shown in the Schedule of Benefits in the Policy, and may be from 1.18 to 4 times the guaranteed rate for a standard issue.

Insureds may also be assigned a Flat Extra Rating Charge if appropriate to reflect certain additional risks. The Flat Extra Rating Charge will be added to the Cost of Insurance Rate and thus will be deducted as part of the Monthly Deduction on each Monthly Activity Date.

SURRENDER CHARGE
If a Policy is Surrendered prior to the 15th Policy Anniversary Date, AVLIC will assess a Surrender Charge based upon percentages of the premiums actually paid and a charge per $1,000 of insurance issued based upon sex and Issue Age.

The total Surrender Charge on the initial Specified Amount is made up of two parts, the Contingent Deferred Administrative Charge and Contingent Deferred Sales Charge.

The Contingent Deferred Administrative Charge is an amount per $1,000 of Specified Amount that varies by Issue Age and sex. It is 60% of the maximum Surrender Charge not to exceed $24 per $1,000 of Specified Amount.

The Contingent Deferred Sales Charge will be based upon the actual premiums received. It will be calculated as the lesser of (i) 30% of the premiums received up to the SEC Guideline Premium, plus 10% of the premiums received in excess of the SEC Guideline, up to an amount equal to twice the SEC Guideline Premium, plus 9% of the premiums received in excess of the second SEC Guideline Premium; or (ii) 40% of the maximum Surrender Charge not to exceed $16 per $1000 of Specified Amount.

The Surrender Charge, if applicable, will be applied in accordance with the following schedule. Because the Surrender Charge may be significant upon early Surrender, prospective Policyowners should purchase a Policy only if they do not intend to Surrender the Policy for a substantial period.

                                                                  ENCORE!     27

       Policy Year            Percent of Surrender            Policy Year             Percent of Surrender
                              Charge maximum that                                   Charge maximum that will
                            will apply during Policy                                apply during Policy Year
                                      Year
           1-5                        100%                         11                           40%
            6                          90%                         12                           30%
            7                          80%                         13                           20%
            8                          70%                         14                           10%
            9                          60%                         15+                           0%
           10                          50%

No Surrender Charge will be assessed upon decreases in the Specified Amount of the Policy or partial withdrawals of Accumulation Value. AVLIC will, however, assess Surrender Charges due to increases in Specified Amount. The Contingent Deferred Sales Charge component of the Surrender Charge on such increases will be assessed based on the premiums allocated to the increase, at the lesser of
(i) 15% of the allocated premiums received up to the SEC Guideline Premium, plus 5% of the allocated premiums received in excess of the SEC Guideline Premium for the increase, up to an amount equal to twice the SEC Guideline Premium for the increase, plus 4.5% of the allocated premiums received in excess of two SEC Guideline Premium(s) for the increase; or (ii) 40% of the maximum Surrender Charge applicable to the increase. The Contingent Deferred Administrative Charge component of the Surrender Charge on increases in the Specified Amount will be assessed as noted above with respect to the initial Specified Amount. It will be based on the Attained Age at the time of the increase and the amount of the increase in the Specified Amount. Surrender Charges in increases in the initial Specified Amount will be applied with respect to Surrenders within 15 years of the date of the increase.

The sales charges applied in any Policy Year are not necessarily related to actual distribution expenses incurred in that year. Instead, AVLIC expects to incur the majority of distribution expenses in the early Policy Years and to recover amounts to pay such expenses over the life of the Policy. To the extent that sales and distribution expenses exceed sales charges in any year, AVLIC will pay such expenses from its other assets or surplus in its General Account, including amounts derived from mortality and expense risk charges, and other charges made under the Policy. AVLIC believes that this distribution financing arrangement will benefit the Separate Account and the Policyowners.

TRANSFER CHARGE. A transfer charge of $10 (guaranteed not to increase) may be imposed for each additional transfer among the Investment Options after fifteen per Policy Year to compensate AVLIC for the costs of effecting the transfer. Since the charge reimburses AVLIC for the cost of effecting the transfer only, AVLIC does not expect to make any profit from the transfer charge. This charge will be deducted pro rata from each Subaccount (and, if applicable, the Fixed Account) in which the Policyowner is invested. The transfer charge will not be imposed on transfers that occur as a result of policy loans or the exercise of exchange rights.

PARTIAL WITHDRAWAL CHARGE. A charge will be imposed for each partial withdrawal to compensate AVLIC for the administrative costs in effecting the requested payment and in making necessary calculations for any reductions in Specified Amount which may be required by reason of the partial withdrawal. This charge is currently the lesser of $25 or 2% of the amount withdrawn (guaranteed not to be greater than the lesser of $50 or 2% of the amount withdrawn). No Surrender Charge is assessed on a partial withdrawal and a partial withdrawal charge is not assessed when a Policy is Surrendered.

DAILY CHARGES AGAINST THE SEPARATE ACCOUNT
A daily Mortality and Expense Risk Charge will be deducted from the value of the net assets of the Separate Account to compensate AVLIC for mortality and expense risks assumed in connection with the Policy. This daily charge from the Separate Account is currently at the rate of 0.001912% (equivalent to an annual rate of
 .70%) for Policy Years 1-4 and 0.001229% (equivalent to an annual rate of .45%) for Policy Years 5-20. After the twentieth year the daily charge will be applied at the rate of 0.000820% (equivalent to an annual rate of .30%) and will not exceed .90% of the average daily net assets of the Separate Account. The daily charge will be deducted from the net asset value of the Separate Account, and therefore the Subaccounts, on each Valuation Date. Where the previous day or days was not a Valuation Date, the deduction on the Valuation Date will be the applicable daily rate multiplied by the number of days since the last Valuation Date. No Mortality and Expense Risk Charges will be deducted from the amounts in the Fixed Account.


28    ENCORE!

AVLIC believes that this level of charge is within the range of industry practice for comparable flexible premium variable universal life policies. The mortality risk assumed by AVLIC is that Insureds may live for a shorter time than assumed, and that an aggregate amount of Death Benefits greater than that assumed accordingly will be paid. The expense risk assumed is that expenses incurred in issuing and administering the policies will exceed the administrative charges provided in the policies.

An Asset Based Administrative Expense Charge will also be deducted from the value of the net assets of the Separate Account on a daily basis. Currently, there is no charge applied for Policy Years 1-4. Thereafter, this charge is applied at a rate of 0.000683% (equivalent to .25% annually) for Policy Years 5-20 and at a rate of 0.000409% (equivalent to .15% annually) for each Policy Year thereafter. The rate of this charge will never exceed .25% annually. No Asset Based Administrative Expense Charge will be deducted from the amounts in the Fixed Account.

FUND EXPENSE SUMMARY
In addition to the charges against the Separate Account described just above, management fees and expenses will be assessed by Fidelity, Alger, MFS Co. and MSAM against the amounts invested in the various portfolios. No portfolio fees will be assessed against amounts placed in the Fixed Account.

The information shown below relating to the Funds was provided to AVLIC by the Funds and AVLIC has not independently verified such information. Each of the Funds is managed by an investment advisory organization that is not affiliated with AVLIC. Each such organization is entitled to receive a fee for its services based on the value of the relevant portfolio's net assets. The amount of expenses, including the asset based advisory fee referred to above, borne by each portfolio for the fiscal year ended December 31, 1997, was as follows:

PORTFOLIO                         INVESTMENT ADVISORY AND               OTHER EXPENSES                 TOTAL
                                         MANAGEMENT

                               FIGURES PRESENTED MAY REFLECT     FIGURES PRESENTED MAY REFLECT    FIGURES PRESENTED
                                   EXPENSE REIMBURSEMENT         EXPENSE REIMBURSEMENT            MAY REFLECT EXPENSE
                                                                                                  REIMBURSEMENT
FIDELITY
VIP Money Market                           .21%                             .10%                       .31%
VIP Equity-Income                          .50%                             .07%                       .57%(1)
VIP Growth                                 .60%                             .07%                       .67%(1)
VIP High Income                            .59%                             .12%                       .71%
VIP Overseas                               .75%                             .15%                       .90%(1)
VIP II Asset Manager                       .55%                             .09%                       .64%(1)
VIP II Investment Grade Bond               .44%                             .14%                       .58%
VIP II Asset Manager:  Growth              .60%                             .16%                       .76%(1)
VIP II Index 500                           .24%                             .04%                       .28%(2)
VIP II Contrafund                          .60%                             .08%                       .68%(1)


ALGER AMERICAN (3)
Growth                                     .75%                             .04%                       .79%
Income and Growth                         .625%                            .115%                       .74%
Small Capitalization                       .85%                             .04%                       .89%
Balanced                                   .75%                             .26%                      1.01%
MidCap Growth                              .80%                             .04%                       .84%
Leveraged AllCap                           .85%                             .15%                      1.00%


MFS
Emerging Growth                            .75%                             .12%(4)                    .87%(5)
Utilities                                  .75%                             .25%(4)                   1.00%(5)
World Governments                          .75%                             .25%(4)                   1.00%(5)
Research                                   .75%                             .13%(4)                    .88%(5)
Growth With Income                         .75%                             .25%(4)                   1.00%(5)

                                                                   ENCORE!    29

PORTFOLIO                         INVESTMENT ADVISORY AND               OTHER EXPENSES                 TOTAL
                                         MANAGEMENT

                               FIGURES PRESENTED MAY REFLECT     FIGURES PRESENTED MAY REFLECT    FIGURES PRESENTED
                                   EXPENSE REIMBURSEMENT         EXPENSE REIMBURSEMENT            MAY REFLECT EXPENSE

MORGAN STANLEY
Emerging Markets Equity(6)                   0%                             1.75%                     1.75%
Global Equity(7)                             0%                             1.15%                     1.15%
International Magnum(7)                      0%                             1.15%                     1.15%
Asian Equity(7)                              0%                             1.20%                     1.20%
U.S. Real Estate(7)                          0%                             1.10%                     1.10%

(1) A portion of the brokerage commissions that certain funds pay was used to reduce funds expenses. In addition, certain funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for Equity-Income Portfolio, .69% for Growth Portfolio, .92% for Overseas Portfolio, .65% for Asset Manager Portfolio, .71% for Contrafund Portfolio, and .77% for Asset Manager: Growth Portfolio.

(2) Fidelity agreed to reimburse a portion of Index 500 Portfolio's expenses during the period. Without this reimbursement, the fund's management fee, other expenses and total expenses would have been .27%, .13% and .40% respectively, on an annualized basis.

(3) Fred Alger Management, Inc. ("Alger Management") has agreed to reimburse the portfolios to the extent that the aggregate annual expenses (excluding interest, taxes, fees for brokerage services and extraordinary expenses) exceed respectively: Alger American Income and Growth, and Alger American Balanced, 1.25%; Alger American Small Capitalization, Alger American MidCap Growth, Alger American Leveraged All Cap, and the Alger American Growth, 1.50%. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. Included in "Other Expenses" of Leveraged AllCap is .04% of interest expense.

(4) MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. Absent this expense arrangement, "Other Expenses" and "Total" expenses would be .45% and 1.20%, respectively, for the Utilities Series; .40% and 1.15%, respectively, for the World Governments Series; and .35% and 1.10%, respectively, for the Growth With Income Series.

(5) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent, and may enter into other such arrangements and directed brokerage arrangements (which would also have the effect of reducing the series' expenses). Any such fee reductions are not reflected under "Other Expenses."

(6) For the fiscal year ended December 31, 1997 fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been 1.25%, 2.87% and 4.12%, respectively.

(7) The fund's expenses were voluntarily reduced by the fund's investment adviser. Absent reimbursement the management fee, other expenses and total expenses would have been as follows based on the annualized period January 2, 1997 through December 31, 1997 for Global Equity and International Magnum portfolios. The U.S. Real Estate and Asian Equity portfolios were based on the annualized period March 3, 1997 through December 31, 1997. Global Equity: .80%; 1.63%; and 2.43%. International
         Magnum:  .80%;  1.98%; and 2.78%.  U.S. Real Estate:  .80%;  1.52%; and
         2.32%. Asian Equity: .80%; 2.30%; and 3.10%.

Expense reimbursement agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portolio's expense ratio and increasing its total return.

_________________________

AVLIC may receive administrative fees from the investment advisers of certain Funds. AVLIC currently does not assess a separate charge against the Separate Account or the Fixed Account for any Federal, state or local income taxes. AVLIC may, however, make such a charge in the future if income or gains within the Separate Account will incur any Federal, or any significant state or local income tax liability, or if the Federal, state or local tax treatment of AVLIC changes.


30    ENCORE!

GENERAL PROVISIONS
THE CONTRACT. The Policy, the application, any supplemental applications, and any riders, amendments or endorsements make up the entire contract. Only the President, Vice President, Secretary or Assistant Secretary can modify the Policy. Any changes must be made in writing, and approved by AVLIC. No agent has the authority to alter or modify any of the terms, conditions or agreements of the Policy or to waive any of its provisions. The rights and benefits under the Policy are summarized in this prospectus; however prospectus disclosure regarding the policy is qualified in its entirety by the policy itself, a copy of which is available upon request from AVLIC.

CONTROL OF POLICY. The Policyowner is as shown in the application or subsequent written endorsement. Subject to the rights of any irrevocable beneficiary and any assignee of record, all rights, options, and privileges belong to the Policyowner, if living; otherwise to any successor-owner or owners, if living; otherwise to the estate of the last owner to die.

BENEFICIARY. Policyowners may name both primary and contingent Beneficiaries in the application. Payments will be shared equally among beneficiaries of the same class unless otherwise stated. If a Beneficiary dies before the Insured, payments will be made to any surviving beneficiaries of the same class; otherwise to any Beneficiary(ies) of the next class; otherwise to the Policyowner; otherwise to the estate of the Policyowner.

CHANGE OF BENEFICIARY The Policyowner may change the Beneficiary by written request at any time during the Insured's lifetime unless otherwise provided in the previous designation of Beneficiary. The change will take effect as of the date the change is recorded at the Home Office. AVLIC will not be liable for any payment made or action taken before the change is recorded.

CHANGE OF OWNER OR ASSIGNMENT. In order to change the owner of the Policy or assign Policy rights, an assignment of the Policy must be made in writing and filed with AVLIC at its Home Office. Any such assignment is subject to Outstanding Policy Debt. The change will take effect as of the date the change is recorded at the Home Office, and AVLIC will not be liable for any payment made or action taken before the change is recorded. Payment of Death Benefit Proceeds is subject to the rights of any assignee of record. A collateral assignment is not a change of ownership.

PAYMENT OF PROCEEDS. The Death Benefit Proceeds are subject first to any indebtedness to AVLIC and then to the interest of any assignee of record. The balance of any Death Benefit Proceeds shall be paid in one sum to the designated beneficiary unless an Optional Method of Payment is selected. If no beneficiary survives the Insured, the Death Benefit Proceeds shall be paid in one sum to the Policyowner, if living; otherwise to any successor-owner, if living; otherwise to the Policyowner's estate. Any Death Benefit Proceeds payable on the Maturity Date or upon Surrender shall be paid in one sum unless an Optional Method of Payment is elected.

INCONTESTABILITY. The Policy or reinstated Policy is incontestable after it has been in force for two years from the Policy Date (or reinstatement effective date) during the lifetime of the Insured. An increase in the Specified Amount or addition of a rider after the Policy Date shall be incontestable after such increase or addition has been in force for two years from its effective date during the lifetime of the Insured. However, this two year provision shall not apply to riders with their own contestability provision.

MISSTATEMENT OF AGE AND SEX. If the age or sex of the Insured or any person insured by rider has been misstated, the amount of the Death Benefit and any added riders provided will those that would be purchased by the most recent deduction for the Cost of Insurance and the cost of any additional riders at the Insured's correct age or sex. The Death Benefit Proceeds will be adjusted correspondingly.

SUICIDE. Suicide within two years of the Policy Date is not covered by the Policy unless otherwise provided by a state's Insurance law. If the Insured, while sane or insane, commits suicide within two years after the Policy Date, AVLIC will pay only the premiums received less any partial withdrawals, the cost for riders and any outstanding policy debt. If the Insured, while sane or insane, commits suicide within two years after the effective date of any increase in the Specified Amount, AVLIC's liability with respect to such increase will only be its total cost of insurance applicable to the increase. The laws of Missouri provide that death by suicide at any time is covered by the Policy, and further that suicide by an insane person may be considered an accidental death.

POSTPONEMENT OF PAYMENTS. Payment of any amount upon Surrender, partial withdrawal, policy loans, benefits payable at death or maturity, and transfers may be postponed whenever: (i) the New York Stock Exchange is closed other than customary weekend and holiday closings, or trading on the New York Stock Exchange is restricted as determined by the Securities and Exchange Commission;
(ii) the Commission by order permits postponement for the protection of Policyowners; (iii) an emergency exists, as determined by the Commission, as a result of which disposal of securities is not reasonably practicable or it is not reasonably practicable to determine the value of the Separate Account's net assets; or (iv)

                                                                  ENCORE!     31

Surrenders, loans or partial withdrawals from the Fixed Account may be deferred for up to 6 months from the date of written request. Payments under the Policy of any amounts derived from premiums paid by check may be delayed until such time as the check has cleared the Policyowner's bank.

REPORTS AND RECORDS. AVLIC will maintain all records relating to the Separate Account and will mail to the Policyowner, at the last known address of record, within 30 days after each Policy Anniversary, an annual report which shows the current Accumulation Value, Net Cash Surrender Value, Death Benefit, premiums paid, Outstanding Policy Debt and other information. Quarterly statements are also mailed detailing Policy activity during the calendar quarter. Instead of receiving an immediate confirmation of transactions made pursuant to some types of periodic payment plan (such as a dollar cost averaging program, or payment made by automatic bank draft or salary reduction arrangement), the Owner may receive confirmation of such transactions in their quarterly statements. The Owner should review the information in these statements carefully. All errors or corrections must be reported to AVLIC immediately to assure proper crediting to the Policy. AVLIC will assume all transactions are accurately reported on quarterly statements unless AVLIC is otherwise notified within 30 days after receipt of the statement. The Policyowner will also be sent a periodic report for the Funds and a list of the portfolio securities held in each portfolio of the Funds.

ADDITIONAL INSURANCE BENEFITS (RIDERS.) Subject to certain requirements, one or more of the following additional insurance benefits may be added to a Policy by rider. All riders are not available in all states. The cost, if any, of additional insurance benefits will be deducted as part of the Monthly Deduction. (See Charges From Accumulation Value - Monthly Deduction, page 26.)

ACCELERATED BENEFIT RIDER FOR TERMINAL ILLNESS (LIVING BENEFIT RIDER.) Upon satisfactory proof of terminal illness after the two-year contestable period, (no waiting period in certain states) AVLIC will accelerate the payment of up to 50% of the lowest scheduled Death Benefit as provided by eligible coverages, less an amount up to two guideline level premiums.

Future premium allocations after the payment of the benefit must be allocated to the Fixed Account. Payment will not be made for amounts less than $4,000 or more than $250,000 on all policies issued by AVLIC or its affiliates. AVLIC may charge the lesser of 2% of the benefit or $50 as an expense charge to cover the costs of administration.

Satisfactory proof of terminal illness must include a written statement from a licensed physician who is not related to the Insured or the Policyowner stating that the Insured has a non-correctable medical condition that, with a reasonable degree of medical certainty, will result in the death of the Insured in less than 12 months (6 months in certain states) from the physician's statement. Further, the condition must first be diagnosed while the Policy was in force.

The accelerated benefit first will be used to repay any Outstanding Policy Debt, and will also affect future loans, partial withdrawals, and Surrenders. The accelerated benefit will be treated as a lien against the policy Death Benefit and will thus reduce the Death Benefit Proceeds. Interest on the lien will be charged at the policy loan interest rate. There is no extra premium for this rider.

ACCIDENTAL DEATH BENEFIT RIDER. Provides additional insurance if the Insured's death results from accidental death, as defined in the rider. Under the terms of the rider, the additional benefits provided in the Policy will be paid upon receipt of proof by AVLIC that death resulted directly and independently of all other causes from accidental bodily injuries incurred before the rider terminates and within 91 days after such injuries were incurred.

CHILDREN'S PROTECTION RIDER. Provides for term insurance on the Insured's children, as defined in the rider. Under the terms of the rider, the Death Benefit will be payable to the named beneficiary upon the death of any insured child. Upon receipt of proof of the Insured's death before the rider terminates, the rider will be considered paid up for the term of the rider.

WAIVER OF MONTHLY DEDUCTIONS ON DISABILITY RIDER. Provides for the waiver of Monthly Deductions for the Policy and all riders while the Insured is disabled.

GUARANTEED INSURABILITY RIDER. Provides that the Policyowner can purchase additional insurance for the Insured by increasing the Specified Amount of the Policy at certain future dates without evidence of insurability.

DISABILITY BENEFIT PAYMENT RIDER. Provides for the payment by AVLIC of a disability benefit in the form of premiums while the Insured is disabled. The benefit amount may be chosen by the Policyowner at the issue of the rider. In addition, while the Insured is totally disabled, the Cost of Insurance for the rider will not be deducted from Accumulation Value.

32 ENCORE!

TERM RIDER FOR COVERED INSURED. Provides the rider specified amount of insurance to the Beneficiary upon receipt of Satisfactory Proof of Death of any Covered Insured, as identified in the rider.

DISTRIBUTION OF THE POLICIES
The principal underwriter for the policies is AIC, a wholly owned subsidiary of AMAL Corporation and an affiliate of AVLIC. AIC is registered as a broker-dealer with the SEC and is a member of the National Association of Securities Dealers ("NASD"). AVLIC pays AIC for acting as the principal underwriter under an Underwriting Agreement. In 1997, AIC received gross variable universal life compensation of $11,369,404, and retained $438,745 in underwriting fees, and $2,975 in brokerage commissions on AVLIC's variable universal life policies.

The Policies are sold through Registered Representatives of AIC or other broker-dealers which have entered into selling agreements with AVLIC or AIC. These Registered Representatives are also licensed by state insurance officials to sell AVLIC's variable life policies. Each of the broker-dealers with a selling agreement is registered with the SEC and is a member of the NASD.

Under these selling agreements, AVLIC pays commission to the broker-dealers, which in turn pay commissions to the Registered Representative who sells this Policy. During the first Policy Year, the commission may equal an amount up to 95% of the first year target premium paid plus the first year cost of any riders and 2% for premiums paid in excess of the first year target premium. For Policy Years two through four, the commission may equal an amount up to 2% of premiums paid. Broker-dealers may also receive a service fee up to an annualized rate of
 .25% of the Accumulation Value beginning in the fifth Policy Year. Compensation arrangements may vary among broker-dealers. In addition, AVLIC may also pay override payments, expense allowances, bonuses, wholesaler fees, and training allowances. Registered Representatives who meet certain production standards may receive additional compensation. AVLIC may reduce or waive the sales charge and/or other charges on any Policy sold to directors, officers or employees of AVLIC or any of its affiliates, employees and registered representatives of any broker dealer that has entered into a sales agreement with AVLIC or AIC and the spouses or children of the above persons. In no event will any such reduction or waiver be permitted where it would be unfairly discriminatory to any person.

FEDERAL TAX MATTERS
The following discussion provides a general description of the federal income tax considerations associated with the Policy and does not purport to be complete or cover all situations. This discussion is not intended as tax advice. No attempt has been made to consider in detail any applicable state or other tax (except premium taxes, see discussion "Premium Charge for Taxes," page 28) laws. This discussion is based upon AVLIC's understanding of the relevant laws at the time of filing. Counsel and other competent tax advisors should be consulted for more complete information before a Policy is purchased. AVLIC makes no representation as to the likelihood of the continuation of present federal income tax laws nor of the interpretations by the Internal Revenue Service. Federal tax laws are subject to change and thus tax consequences to the Insured, Policyowner or Beneficiary may be altered.

(a) TAXATION OF AVLIC. AVLIC is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, (the "Code".) At this time, since the Separate Account is not an entity separate from AVLIC, and its operations form a part of AVLIC, it will not be taxed separately as a "regulated investment company" under Subchapter M of the Code. Net investment income and realized net capital gains on the assets of the Separate Account are reinvested and automatically retained as a part of the reserves of the Policy and are taken into account in determining the Death Benefit and Accumulation Value of the Policy. AVLIC believes that Separate Account net investment income and realized net capital gains will not be taxable to the extent that such income and gains are retained as reserves under the Policy.

     AVLIC does not currently expect to incur any federal income tax liability attributable to the Separate Account with respect to the sale of the Policies. Accordingly, no charge is being made currently to the Separate Account for federal income taxes. If, however, AVLIC determines that it may incur such taxes attributable to the Separate Account, it may assess a charge for such taxes against the Separate Account.

     AVLIC may also incur state and local taxes (in addition to premium taxes for which a deduction from premiums is currently made.) At present, they are not charges against the Separate Account. If there is a material change in state or local tax laws, charges for such taxes attributable to the Separate Account, if any, may be assessed against the Separate Account.

(b) TAX STATUS OF THE POLICY. The Code (Section 7702) includes a definition of a life insurance contract for federal tax purposes, which places limitations on the amount of premiums that may be paid for the Policy and the relationship of

                                                                  ENCORE!     33
     the Accumulation Value to the Death Benefit. AVLIC believes that the Policy meets the statutory definition of a life insurance contract. If the Death Benefit of a Policy is changed, the applicable definitional limitations may change. In the case of a decrease in the Death Benefit, a partial Surrender, a change in Death Benefit option, or any other such change that reduces future benefits under the Policy during the first 15 years after a Policy is issued and that results in a cash distribution to the Policyowners in order for the Policy to continue complying with the Section 7702 definitional limitations on premiums and Accumulation Values, such distributions will be taxable as ordinary income to the Policyowner (to the extent of any gain in the Policy) as prescribed in
     Section 7702.

     The Code (Section 7702A) also defines a "modified endowment contract" for federal tax purposes. If a life insurance policy is classified as a modified endowment contract, distributions from it (including loans) are taxed as ordinary income to the extent of any gain. This Policy will become a "modified endowment contract" if the premiums paid into the Policy fail to meet a 7-pay premium test as outlined in Section 7702A of the Code.

     Certain benefits the Insured may elect under this Policy may be material changes affecting the 7-pay premium test. These include (but are not limited to) changes in Death Benefits and changes in the Specified Amount. Should the Policy become a "modified endowment contract" partial or full Surrenders, assignments, pledges, and loans (including loans to pay loan interest) under the Policy will be taxable to the extent of any gain under the Policy. A 10% penalty tax also applies to the taxable portion of any distribution prior to the taxpayer's age 59 1/2. The 10% penalty tax does not apply if the taxpayer is disabled as defined under the Code or if the distribution is paid out in the form of a life annuity on the life of the taxpayer or the joint lives of the taxpayer and Beneficiary. One may avoid a Policy becoming a modified endowment contract by, among other things, not making excessive payments or reducing benefits. Should one deposit excessive premiums during a policy year, that portion that is returned by the insurance company within 60 days after the policy anniversary will reduce the premiums paid to avoid the Policy becoming a modified endowment contract. All modified endowment policies issued by AVLIC to the same Policyowner in any 12 month period are treated as one modified endowment contract for purposes of determining taxable gain under Section 72(e) of the Internal Revenue Code. Any life insurance policy received in exchange for a modified endowment contract will also be treated as a modified endowment contract. A Policyowner should contact a competent tax professional before paying additional premiums or making other changes to the Policy to determine whether such payments or changes would cause the Policy to become a modified endowment contract.

     The Code (Section 817(h)) also authorizes the Secretary of the Treasury (the "Treasury") to set standards by regulation or otherwise for the investments of the Separate Account to be "adequately diversified" in order for the Policy to be treated as a life insurance contract for federal tax purposes. The Separate Account, through the Funds, intends to comply with the diversification requirements prescribed by the Treasury in regulations published in the Federal Register on March 2, 1989, which affect how the Fund's assets may be invested.

     AVLIC does not have control over the Funds or their investments. However, AVLIC believes that the Funds will be operated in compliance with the diversification requirements of the Internal Revenue Code. Thus, AVLIC believes that the Policy will be treated as a life insurance contract for federal tax purposes.

     In connection with the issuance of regulations relating to the diversification requirements, the Treasury announced that such regulations do not provide guidance concerning the extent to which owners may direct their investments to particular divisions of a separate account. Regulations in this regard may be issued in the future. It is not clear what these regulations will provide nor whether they will be prospective only. It is possible that when regulations are issued, the Policy may need to be modified to comply with such regulations. For these reasons, the Company reserves the right to modify the Policy as necessary to prevent the Policyowner from being considered the owner of the assets of the Separate Account or otherwise to qualify the Policy for favorable tax treatment.

     The following discussion assumes that the Policy will qualify as a life insurance contract for federal tax purposes.

(c) TAX TREATMENT OF POLICY PROCEEDS. AVLIC believes that the Policy will be treated in a manner consistent with a fixed benefit life insurance policy for federal income tax purposes. Thus, AVLIC believes that the Death Benefit payable prior to the original maturity date will generally be excludable from the gross income of the beneficiary under Section 101(a)(1) of the Code and the Policyowner will not be deemed to be in constructive receipt of the Accumulation Value under the Policy until its actual Surrender. However, in the event of certain cash distributions under the Policy resulting from any change which reduces future benefits under the Policy, the distribution will be taxed in whole or in part as ordinary income (to the extent of gain in the Policy.) See previous discussion, "Tax Status of the Policy."

34     ENCORE!

     AVLIC also believes that loans received under a Policy will be treated as indebtedness of the Policyowner and that no part of any loan under a Policy will constitute income to the Policyowner so long as the Policy remains in force, unless the Policy becomes a "modified endowment contract." See discussion of modified endowment contract distributions page 34, "Tax Status of the Policy." Should the policy lapse while policy loans are outstanding the portion of the loans attributable to earnings will become taxable. Generally, interest paid on any loan under a Policy owned by an individual will not be tax-deductible.

     Except for Policies with respect to a limited number of key persons of an employer (both as defined in the Internal Revenue Code), and subject to applicable interest rate caps, the Health Insurance Portability and Accountability Act of 1996 (the "Health Insurance Act") generally repeals the deduction for interest paid or accrued after October 13, 1995 on loans from corporate owned life insurance Policies on the lives of officers, employees or persons financially interested in the taxpayer's trade or business. Certain transitional rules for existing indebtedness are included in the Health Insurance Act. The transitional rules include a phase-out of the deduction for indebtedness incurred (1) before January 1, 1996, or (2) before January 1, 1997, for Policies entered into in 1994 or 1995. The phase-out of the interest expense deduction occurs over a transition period between October 13, 1995 and January 1, 1999. There is also a special rule for pre-June 21, 1986 Policies. The Taxpayer Relief Act of 1997 ("TRA '97"), further expanded the interest deduction disallowance for businesses by providing, with respect to policies issued after June 8, 1997, that no deduction is allowed for interest paid or accrued on any indebtedness with respect to life insurance covering the life of any individual (except as noted above under pre-'97 law with respect to key persons and pre-June 21, 1986 policies). TRA '97 also provides that no deduction is permissible for premiums paid on a life insurance policy if the taxpayer is directly or indirectly a beneficiary under the policy. Also under TRA '97 and subject to certain exceptions, for contracts issued after June 8, 1997, no deduction is allowed for that portion of a taxpayer's interest expense that's allocable to unborrowed policy cash values. This disallowance generally does not apply to policies owned by natural persons. Policyowners should consult a competent tax advisor concerning the tax implications of these changes for their Policies.

     The right to exchange the Policy for a flexible premium adjustable life insurance policy (See Exchange Privilege, page 25), the right to change owners (See General Provisions, page 31), and the provision for partial withdrawals (See Surrenders, page 23) may have tax consequences depending on the circumstances of such exchange, change, or withdrawal. Upon complete Surrender or when Maturity Benefits are paid, if the amount received plus any Outstanding Policy Debt exceeds the total premiums paid (the "basis"), that are not treated as previously withdrawn by the Policyowner, the excess generally will be taxed as ordinary income.

     Federal estate and state and local estate, inheritance, and other tax consequences of ownership or receipt of Death Benefit Proceeds depend on applicable law and the circumstances of each Policyowner or Beneficiary. In addition, if the Policy is used in connection with tax-qualified retirement plans, certain limitations prescribed by the Internal Revenue Service on, and rules with respect to the taxation of, life insurance protection provided through such plans may apply. The advice of competent tax counsel should be sought in connection with use of life insurance in a qualified plan.

SAFEKEEPING OF THE SEPARATE ACCOUNT'S ASSETS
AVLIC holds the assets of the Separate Account. The assets are kept physically segregated and held separate and apart from the General Account assets, except for the Fixed Account. AVLIC maintains records of all purchases and redemptions of Funds' shares by each of the Subaccounts.

THIRD PARTY SERVICES
AVLIC is aware that certain third parties are offering investment advisory, asset allocation, money management and timing services in connection with the contracts. AVLIC does not engage any such third parties to offer such services of any type. In certain cases, AVLIC has agreed to honor transfer instructions from such services where it has received powers of attorney, in a form acceptable to it, from the contract owners participating in the service. Firms or persons offering such services do so independently from any agency relationship they may have with AVLIC for the sale of contracts. AVLIC takes no responsibility for the investment allocations and transfers transacted on a contract owner's behalf by such third parties or any investment allocation recommendations made by such parties. Contract owners should be aware that fees paid for such services are separate and in addition to fees paid under the contracts.

VOTING RIGHTS
AVLIC is the legal holder of the shares held in the Subaccounts of the Separate Account and as such has the right to vote the shares; to elect Directors of the Funds, to vote on matters that are required by the Investment Company Act of 1940 and upon any other matter that may be voted upon at a shareholders's meeting. To the extent required by law, AVLIC will vote all shares of each of the Funds held in the Separate Account at regular and special shareholder meetings of the Funds in accordance with instructions received from Policyowners based on the number of shares held as of the record date for such meeting.

                                                                   ENCORE!    35

The number of Fund shares in a Subaccount for which instructions may be given by a Policyowner is determined by dividing the Accumulation Value held in that Subaccount by the net asset value of one share in the corresponding portfolio of the Fund. Fractional shares will be counted. Fund shares held in each Subaccount for which no timely instructions from Policyowners are received and Fund shares held in each Subaccount which do not support Policyowner interests will be voted by AVLIC in the same proportion as those shares in that Subaccount for which timely instructions are received. Voting instructions to abstain on any item to be voted will be applied on a pro rata basis to reduce the votes eligible to be cast. Should applicable federal securities laws or regulations permit, AVLIC may elect to vote shares of the Fund in its own right.

DISREGARD OF VOTING INSTRUCTION. AVLIC may, if required by state insurance officials, disregard voting instructions if those instructions would require shares to be voted to cause a change in the subclassification or investment objectives or policies of one or more of the Funds' Portfolios, or to approve or disapprove an investment adviser or principal underwriter for the Funds. In addition, AVLIC itself may disregard voting instructions that would require changes in the investment objectives or policies of any portfolio or in an investment adviser or principal underwriter for the Funds, if AVLIC reasonably disapproves those changes in accordance with applicable federal regulations. If AVLIC does disregard voting instructions, it will advise Policyowners of that action and its reasons for the action in the next annual report or proxy statement to Policyowners.

STATE REGULATION OF AVLIC
AVLIC, a stock life insurance company organized under the laws of Nebraska, is subject to regulation by the Nebraska Department of Insurance. On or before March 1 of each year an NAIC convention blank covering the operations and reporting on the financial condition of AVLIC and the Separate Account as of December 31 of the preceding year must be filed with the Nebraska Department of Insurance. Periodically, the Nebraska Department of Insurance examines the liabilities and reserves of AVLIC and the Separate Account.

In addition, AVLIC is subject to the insurance laws and regulations of other states within which it is licensed or may become licensed to operate. The policies offered by the Prospectus are available in the various states as approved. Generally, the Insurance Department of any other state applies the laws of the state of domicile in determining permissible investments.

EXECUTIVE OFFICERS AND DIRECTORS OF AVLIC
Shows name and position(s) with AVLIC followed by the principal occupations for the last five years.***

LAWRENCE J. ARTH, DIRECTOR, CHAIRMAN OF THE BOARD, AND CHIEF EXECUTIVE OFFICER* Director, Chairman of the Board, and Chief Executive Officer: ALIC**, also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

WILLIAM J. ATHERTON, DIRECTOR, PRESIDENT, AND CHIEF OPERATING OFFICER*
Director: AMAL Corporation; President: North American Security Life Insurance Company; also served as officer and/or director of other subsidiaries and/or affiliates of North American.

KENNETH C. LOUIS, DIRECTOR, EXECUTIVE VICE PRESIDENT*
Director, President and Chief Operating Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

GARY R. MCPHAIL, DIRECTOR, EXECUTIVE VICE PRESIDENT****
Director, President, and Chief Executive Officer: AmerUs Life Insurance Company; also serves as officer and/or director of other subsidiaries and/or affiliates of AmerUs Life Insurance Company; Executive Vice President - Marketing and Individual Operations: New York Life Insurance Company; President: Lincoln National Sales Corporation.

ROBERT W. BUSH,  DIRECTOR,   SENIOR  VICE  PRESIDENT-VARIABLE  OPERATIONS   AND
ADMINISTRATION*
Executive Vice President-Individual Insurance: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC; Senior Vice President, CUNA Mutual Insurance Group; also served as officer and/or director of other subsidiaries and/or affiliates of CUNA.

WAYNE E. BREWSTER, SENIOR VICE PRESIDENT-VARIABLE SALES*
Vice President-Variable Sales: ALIC.

ASHOK CHAWLA, VICE PRESIDENT-FIXED ANNUITY INVESTMENTS****
Senior Vice President - Fixed Income Group: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Director-Risk Management:
Providian Corp.; Assistant Vice President: Lincoln National Corp.

BRIAN J. CLARK, VICE PRESIDENT-FIXED ANUITY PRODUCT DEVELOPMENT **** Senior Vice President - Product Management: AmerUs Life Insurance Company.

36     ENCORE!

THOMAS C. GODLASKY, DIRECTOR, SENIOR VICE PRESIDENT AND CHIEF INVESTMENT OFFICER****
Executive Vice President and Chief Investment Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Investment Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company); Manager-Fixed Income and Derivatives Department: Providian Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

JOSEPH K. HAGGERTY, ASSISTANT GENERAL COUNSEL****
Senior Vice President and General Counsel: AmerUs Life Holdings, Inc.; Senior Vice President and General Counsel: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company f.k.a. Central Life Assurance Company*****); Senior Vice President, Deputy General Counsel: I.C.H. Corporation; also serves as an officer to an affiliate of AVLIC, and served as officer and/or director of other subsidiaries and/or affiliates of I.C.H. Corporation; also serves as officer of other affiliates of AmerUs Life Insurance Company.

JON C. HEADRICK, TREASURER*
Executive Vice President-Investments and Treasurer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SANDRA K. HOLMES, VICE PRESIDENT-FIXED ANNUITY CUSTOMER SERVICE****
Senior Vice President: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****).

KENNETH R. JONES, VICE PRESIDENT-CORPORATE COMPLIANCE AND ASSISTANT SECRETARY* Vice President, Corporate Compliance & Assistant Secretary: ALIC; also serves as officer of other subsidiaries and/or affiliates of ALIC.

NORMAN M. KRIVOSHA, SECRETARY AND GENERAL COUNSEL*
Executive Vice President, Secretary & Corporate General Counsel: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

CYNTHIA J. LAVELLE, VICE PRESIDENT-OPERATIONS AND SUPPORT*
Assistant Vice President - Variable Operations: ALIC.

JOANN M. MARTIN, CONTROLLER*
Senior Vice President-Controller and Chief Financial Officer: ALIC; also serves as officer and/or director of other subsidiaries and/or affiliates of ALIC.

SHEILA SANDY, ASSISTANT SECRETARY****
Manager Annuity Services: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company).

MICHAEL E. SPROULE, DIRECTOR****
Executive Vice President and Chief Financial Officer: AmerUs Life Holdings, Inc.; Executive Vice President and Chief Financial Officer: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); I.C.H. Corporation; also serves as director of an affiliate of AVLIC; also serves as officer and/or director of other affiliates of AmerUs Life Insurance Company.

KEVIN WAGONER, ASSISTANT TREASURER****
Director Investment Accounting: AmerUs Life Insurance Company (f.k.a. American Mutual Life Insurance Company, f.k.a. Central Life Assurance Company*****); Senior Financial Analyst: Target Stores.

  *Principal business address:         Ameritas Variable Life Insurance Company
                                       5900 "O" Street, P.O. Box 82550
                                       Lincoln, Nebraska 68501

  **Ameritas Life Insurance Corp.

  ***Where an individual has held more than one position with an organization during the last 5-year period, the last position held has been given.

  **** Principal  business  address:   AmerUs Life Insurance Company
                                       611 Fifth Avenue
                                       Des Moines, Iowa  50309

  *****  Central  Life  Assurance Company  merged  with  American  Mutual  Life
  Insurance Company on December 31, 1994. Central Life Assurance Company was the survivor of the merger. Contemporaneous with the merger, Central Life Assurance Company changed its name to American Mutual Life Insurance Company. (American Mutual Life Insurance Company changed its name to AmerUs Life Insurance Company on July 1, 1996.)

                                                                   ENCORE!    37

LEGAL MATTERS
All matters of Nebraska law pertaining to the Policy, including the validity of the Policy and AVLIC's right to issue the Policy under Nebraska Insurance Law, have been passed upon by Norman M. Krivosha, Secretary and General Counsel of AVLIC.

LEGAL PROCEEDINGS
There are no legal proceedings to which the Separate Account is a party or to which the assets of the Separate Account are subject. AVLIC is not involved in any litigation that is of material importance in relation to its total assets or that relates to the Separate Account.


EXPERTS
The financial statements of AVLIC as of December 31, 1997 and 1996, and for each of the three years in the period ended December 31, 1997, and the financial statements of Separate Account V as of December 31, 1997, and for each of the three years in the period then ended, included in this Prospectus have been audited by Deloitte & Touche LLP, independent auditors, as stated in their reports appearing herein, and are included in reliance upon the reports of such firm given upon their authority as experts in accounting and auditing.

Actuarial matters included in this Prospectus have been examined by Thomas P. McArdle, Assistant Vice President and Associate Actuary of Ameritas Life Insurance Corp., as stated in the opinion filed as an exhibit to the registration statement.

ADDITIONAL INFORMATION
A registration statement has been filed with the Securities and Exchange Commission, under the Securities Act of 1933, as amended, with respect to the Policy offered hereby. This Prospectus does not contain all the information set forth in the registration statement and the amendments and exhibits to the registration statement, to all of which reference is made for further information concerning the Separate Account, AVLIC and the Policy offered hereby. Statements contained in this Prospectus as to the contents of the Policy and other legal instruments are summaries. For a complete statement of the terms thereof reference is made to such instruments as filed.

FINANCIAL STATEMENTS
The financial statements of AVLIC which are included in this Prospectus should be considered only as bearing on the ability of AVLIC to meet its obligations under the Policies. They should not be considered as bearing on the investment performance of the assets held in the Separate Account.


38     ENCORE!

INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

    We have audited the accompanying statement of net assets of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1997, and the related statements of operations and changes in net assets for each of the three years in the period then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1997. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company Separate Account V as of December 31, 1997, and the results of its operations and changes in its net assets for each of the three years in the period then ended, in conformity with generally accepted accounting principles.




/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998


                                                                  ENCORE!     39

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------



ASSETS

INVESTMENTS AT NET ASSET VALUE:
     Variable Insurance Products Fund:
     ---------------------------------

        Money Market Portfolio - 7,552,485.910 shares at
           $1.00 per share (cost $7,552,486)                                               $        7,552,486

         Equity-Income Portfolio - 1,018,225.148 shares at
           $24.28 per share (cost $17,057,993)                                                     24,722,507

         Growth Portfolio - 872,066.612 shares at
           $37.10 per share (cost $19,311,493)                                                     32,353,671

         High Income Portfolio - 598,367.840 shares at
           $13.58 per share (cost $6,613.479)                                                       8,125,835

         Overseas Portfolio - 695,077.235 shares at
           $19.20 per share (cost $10,900,272)                                                     13,345,483

     Variable Insurance Products Fund II:
     ------------------------------------

         Asset Manager Portfolio - 1,531,564.418 shares at
           $18.01 per share (cost $21,257,550)                                                     27,583,475

         Investment Grade Bond Portfolio - 237,050.443 shares at
           $12.56 per share (cost $2,804,441)                                                       2,977,354

         Contrafund Portfolio - 389,113.666 shares at
           $19.94 per share (cost $6,496,810)                                                       7,758,926

         Index 500 Portfolio - 94,728.864 shares at
           $114.39 per share (cost $8,735,694)                                                     10,836,035

         Asset Manager: Growth Portfolio - 140,054.018 shares at
           $16.36 per share (cost $1,950,189)                                                       2,291,284

     Alger American Fund:
     --------------------

         Small Capitalization Portfolio - 403,465.664 shares at
           $43.75 per share (cost $13,707,354)                                                     17,651,623

         Growth Portfolio - 300,282.630 shares at
           $42.76 per share (cost $9,099,665)                                                      12,840,085

         Income and Growth Portfolio - 381,241.041 shares at
           $10.99 per share (cost $3,864,736)                                                       4,189,839

         Midcap Growth Portfolio - 312,259.570 shares at
           $24.18 per share (cost $5,997,773)                                                       7,550,436

         Balanced Portfolio - 125,291.131 shares at
           $10.76 per share (cost $1,308,301)                                                       1,348,133

         Leveraged Allcap Portfolio - 104,973.976 shares at
           $23.17 per share (cost $2,114,624)                                                       2,432,247


The accompanying notes are an integral part of these financial statements.

40     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                             STATEMENT OF NET ASSETS
                             -----------------------
                                DECEMBER 31, 1997
                                -----------------


ASSETS, CONTINUED
     MFS Variable Insurance Trust:
     -----------------------------

         Emerging Growth Series Portfolio - 415,653.648 shares at
           $16.14 per share (cost $5,739,754)                                                       6,708,650

         World Governments Series Portfolio - 21,729.618 shares at
           $10.21 per share (cost $221,949)                                                           221,859

         Utilities Series Portfolio - 94,348.503 shares at
           $17.99 per share (cost $1,433,157)                                                       1,697,330

         Research  Series Portfolio - 61,452.261 shares at
           $15.79 per share (cost $952,090)                                                           970,331

         Growth with Income Series Portfolio - 99,317.062 shares at
           $16.44 per share (cost $1,629,259)                                                       1,632,772

     Morgan Stanley Universal Funds:
     -------------------------------

         Asian Equity Portfolio - 33,225.337 shares at                                                187,391
           $5.64 per share (cost $238,689)

         Emerging Markets Equity Portfolio - 78,194.995 shares at                                     737,379
           $9.43 per share (cost $881,793)

         Global Equity Portfolio - 72,507.289 shares at                                               851,236
           $11.74 per share (cost $849,086)

         International Magnum Portfolio - 51,120.253 shares at                                        530,628
           $10.38 per share (cost $575,396)

         U.S. Real Estate Portfolio - 55,401.749 shares at                                            632,134
          $11.41 per share (cost $613,044)
                                                                                               ---------------


         NET ASSETS REPRESENTING EQUITY OF POLICYOWNERS                                      $    197,729,129
                                                                                               ===============




The accompanying notes are an integral part of these financial statements.

                                                                  ENCORE!     41

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                                           VARIABLE INSURANCE PRODUCTS FUND
                                                                                  --------------------------------------------------
                                                                                       MONEY            EQUITY
                                                                                      MARKET            INCOME           GROWTH
                                                                      TOTAL          PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                                 ---------------- ----------------  ---------------- ---------------
                             1997
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       2,670,710 $        463,675 $         290,414 $       177,070
 Mortality and expense risk charge                                    (1,574,558)         (84,611)         (201,066)       (278,073)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                            1,096,152          379,064            89,348        (101,003)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                               6,045,040              ----        1,460,138         792,600
 Net change in unrealized appreciation (depreciation)                 21,418,187              ----        3,371,385       5,089,744
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         27,463,227              ----        4,831,523       5,882,344
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      28,559,379 $        379,064 $       4,920,871 $     5,781,341
                                                                 ================ ================  ================ ===============


                             1996
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       1,837,028 $        383,333 $          19,764 $        56,401
 Mortality and expense risk charge                                    (1,085,616)         (71,053)         (141,453)       (223,387)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                              751,412          312,280          (121,689)       (166,986)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                               4,152,296              ----          566,577       1,424,128
 Net change in unrealized appreciation (depreciation)                  7,185,902              ----        1,388,228       1,591,342
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         11,338,198              ----        1,954,805       3,015,470
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      12,089,610 $        312,280 $       1,833,116 $     2,848,484
                                                                 ================ ================  ================ ===============


                             1995
                             ----
INVESTMENT INCOME:
 Dividend distributions received                               $       1,293,935 $        330,031 $         223,698 $        71,777
 Mortality and expense risk charge                                      (723,000)         (57,621)          (89,161)       (160,505)
                                                                 ---------------- ----------------  ---------------- ---------------
NET INVESTMENT INCOME(LOSS)                                              570,935          272,410           134,537         (88,728)
                                                                 ---------------- ----------------  ---------------- ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                 403,845              ----          334,949             ----
 Net change in unrealized appreciation (depreciation)                 14,755,373              ----        2,148,654       4,664,368
                                                                 ---------------- ----------------  --------------------------------
NET GAIN(LOSS) ON INVESTMENTS                                         15,159,218              ----        2,483,603       4,664,368
                                                                 ---------------- ----------------  ---------------- ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS $      15,730,153 $        272,410 $       2,618,140 $     4,575,640
                                                                 ================ ================  ================ ===============

(1) Commenced  business  09/05/95
(2) Commenced  business  10/17/95
(3) Commenced business   09/13/95


The accompanying notes are an integral part of these financial statements.

42     ENCORE!

                                   (CONTINUED)


     VARIABLE INSURANCE PRODUCTS FUND                                VARIABLE INSURANCE PRODUCTS FUND II
   -------------------------------------  ------------------------------------------------------------------------------------------
                                                               INVESTMENT                                            ASSET MANAGER
      HIGH INCOME         OVERSEAS         ASSET MANAGER          GRADE           CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        BOND PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------


$            456,382 $          183,138 $          782,791 $           138,030 $         28,971 $          32,977 $            ----
             (65,009)          (115,217)          (232,839)            (25,608)         (50,896)          (71,508)         (14,685)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             391,373             67,921            549,952             112,422          (21,925)          (38,531)         (14,685)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


              56,407            727,004          1,963,611                 ----          76,565            66,916            1,179
             585,776            646,688          1,992,988              89,590          991,738         1,946,609          322,064
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             642,183          1,373,692          3,956,599              89,590        1,068,303         2,013,525          323,243
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$          1,033,556 $        1,441,613 $        4,506,551 $           202,012 $      1,046,378 $       1,974,994 $        308,558
   ==================  =================  =================  ==================  ===============  ================  ===============




$            346,977 $           95,857 $          701,929 $           110,640 $            ---- $            523 $          8,340
             (52,366)           (87,506)          (192,161)            (22,366)         (12,082)           (6,403)          (2,489)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             294,611              8,351            509,768              88,274          (12,082)           (5,880)           5,851
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


              67,887            105,443            578,783                ----            1,845             1,346           14,028
             303,796            931,213          1,567,972             (39,903)         270,650           153,497           19,517
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             371,683          1,036,656          2,146,755             (39,903)         272,495           154,843           33,545
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$            666,294 $        1,045,007 $        2,656,523 $            48,371 $        260,413 $         148,963 $         39,396
   ==================  =================  =================  ==================  ===============  ================  ===============




$            214,996 $           19,894 $          346,679 $            34,269 $            428 $             ---- $           117
             (40,007)           (60,098)          (164,848)            (13,893)            (119)               (7)             (25)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             174,989            (40,204)           181,831              20,376              309                (7)              92
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------


                 ----            19,894                ----                ----             856               ----             447
             542,261            616,308          2,471,611             183,723             (273)              236             (486)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
             542,261            636,202          2,471,611             183,723              583               236              (39)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ---------------
$            717,250 $          595,998 $        2,653,442 $           204,099 $            892 $             229 $             53
   ==================  =================  =================  ==================  ===============  ================  ===============


                                                                  ENCORE!     43

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                                       ALGER AMERICAN FUND
                                                               --------------------------------------------------------------------
                                                                    SMALL                           INCOME AND          MIDCAP
                                                               CAPITALIZATION        GROWTH           GROWTH            GROWTH
                                                                  PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO
                                                               ----------------  ---------------  ----------------  ---------------
                            1997
                            ----
INVESTMENT INCOME:
 Dividend distributions received                              $            ---- $        32,883 $          12,791 $          3,623
 Mortality and expense risk charge                                    (142,416)         (98,937)          (28,862)         (62,763)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                           (142,416)         (66,054)          (16,071)         (59,140)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                               550,941           59,552           105,818           88,340
 Net change in unrealized appreciation (depreciation)                1,210,960        2,142,136           755,171          768,190
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                        1,761,901        2,201,688           860,989          856,530
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $      1,619,485 $      2,135,634 $         844,918 $        797,390
                                                               ================  ===============  ================  ===============


                            1996
                            ----
INVESTMENT INCOME:

 Dividend distributions received                              $            ---- $         3,908 $          24,326 $            ----
 Mortality and expense risk charge                                    (118,508)         (58,005)          (13,912)         (38,781)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                           (118,508)         (54,097)           10,414          (38,781)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                                51,224          165,191           813,188           74,978
 Net change in unrealized appreciation (depreciation)                  368,251          592,282          (557,847)         330,732
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                          419,475          757,473           255,341          405,710
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $        300,967 $        703,376 $         265,755 $        366,929
                                                               ================  ===============  ================  ===============


                            1995
                            ----
INVESTMENT INCOME:

 Dividend distributions received                              $            ---- $         7,679 $           5,186 $            142
 Mortality and expense risk charge                                     (67,150)         (32,981)           (5,765)         (14,362)
                                                               ----------------  ---------------  ----------------  ---------------
NET INVESTMENT INCOME(LOSS)                                            (67,150)         (25,302)             (579)         (14,220)
                                                               ----------------  ---------------  ----------------  ---------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:

 Net realized gain (loss) on investments                                   ----          27,206               ----             ----
 Net change in unrealized appreciation (depreciation)                2,184,006          924,176           146,805          430,138
                                                               ----------------  ---------------  ----------------  ---------------
NET GAIN(LOSS) ON INVESTMENTS                                        2,184,006          951,382           146,805          430,138
                                                               ----------------  ---------------  ----------------  ---------------
NET INCREASE(DECREASE)IN NET ASSETS RESULTING FROM OPERATIONS $      2,116,856 $        926,080 $         146,226 $        415,918
                                                               ================  ===============  ================  ===============

(1) Commenced business 09/13/95                                (4) Commenced business 10/18/95
(2) Commenced business 09/12/95                                (5) Commenced business 04/08/97
(3) Commenced business 09/13/95                                (6) Commenced business 04/03/97


The accompanying notes are an integral part of these financial statements.

44     ENCORE!

                                   (CONTINUED)


          ALGER AMERICAN FUND                                        MFS VARIABLE INSURANCE TRUST
   ---------------------------------- ---------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING               WORLD              UTILITIES         RESEARCH        GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES         GOVERNMENTS             SERIES           SERIES        INCOME SERIES
      PORTFOLIO        PORTFOLIO (1)   PORTFOLIO (2)      SERIES PORTFOLIO (3)    PORTFOLIO (4)     PORTFOLIO (5)   PORTFOLIO (6)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           12,338 $             ---- $           ---- $                 3,537 $            ---- $            ---- $         6,744
           (10,092)          (17,451)         (44,359)                  (1,978)          (7,542)           (2,824)          (2,761)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
             2,246           (17,451)         (44,359)                   1,559           (7,542)           (2,824)           3,983
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


            16,729               ----             ----                   1,603              ----              ----          31,548
           162,920           298,847          937,800                   (6,568)         255,610            18,241            3,513
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           179,649           298,847          937,800                   (4,965)         255,610            18,241           35,061
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          181,895 $         281,396 $        893,441 $                 (3,406)$        248,068 $          15,417 $         39,044
   ================  ================ ================  =======================  ===============  ================  ===============




$           29,838 $             ---- $           ---- $                   ---- $         9,070 $             ---- $           ----
            (6,215)           (5,432)          (9,549)                    (913)          (1,520)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            23,623            (5,432)          (9,549)                    (913)           7,550               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


           199,719             4,125           21,561                      ----          23,532               ----             ----
          (168,250)           17,914           32,735                    7,363            9,810               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            31,469            22,039           54,296                    7,363           33,342               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           55,092 $          16,607 $         44,747 $                  6,450 $         40,892 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============




$            3,039 $             ---- $            48 $                  1,440 $            518 $             ---- $           ----
            (2,251)              (57)            (118)                     (37)             (10)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
               788               (57)             (70)                   1,403              508               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


              ----               ----           2,586                      ----           1,227               ----             ----
            45,544               863           (1,638)                    (885)          (1,246)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            45,544               863              948                     (885)             (19)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$           46,332 $             806 $            878 $                    518 $            489 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============

                                                                  ENCORE!     45

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------

                                                                             MORGAN STANLEY UNIVERSAL FUNDS
                                                                  -----------------------------------------------------
                                                                                        EMERGING           GLOBAL
                                                                   ASIAN EQUITY      MARKETS EQUITY        EQUITY
                                                                   PORTFOLIO (1)      PORTFOLIO (2)      PORTFOLIO (3)
                                                                  ----------------  ------------------ ----------------
                              1997
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            232 $             4,896 $          5,533
 Mortality and expense risk charge                                           (495)             (3,435)          (2,294)
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                  (263)              1,461            3,239
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----             21,661           11,816
 Net change in unrealized appreciation (depreciation)                     (51,298)           (144,415)           2,150
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                             (51,298)           (122,754)          13,966
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $        (51,561)$          (121,293)$         17,205
                                                                  ================  ================== ================


                              1996
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            ---- $              ---- $           ----
 Mortality and expense risk charge                                            ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                   ----                ----             ----
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----                ----             ----
 Net change in unrealized appreciation (depreciation)                         ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                                 ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $            ---- $              ---- $           ----
                                                                  ================  ================== ================


                              1995
                              ----
INVESTMENT INCOME:
 Dividend distributions received                                 $            ---- $              ---- $           ----
 Mortality and expense risk charge                                            ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INVESTMENT INCOME(LOSS)                                                   ----                ----             ----
                                                                  ----------------  ------------------ ----------------

REALIZED AND UNREALIZED GAIN(LOSS) ON INVESTMENTS:
 Net realized gain (loss) on investments                                      ----                ----             ----
 Net change in unrealized appreciation (depreciation)                         ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET GAIN(LOSS) ON INVESTMENTS                                                 ----                ----             ----
                                                                  ----------------  ------------------ ----------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS   $            ---- $              ---- $           ----
                                                                  ================  ================== ================

(1) Commenced business 04/22/97                                   (4) Commenced business 04/07/97
(2) Commenced business 04/08/97                                   (5) Commenced business 04/28/97
(3) Commenced business 04/17/97


The accompanying notes are an integral part of these financial statements.

46     ENCORE!

                                   (CONTINUED)



      MORGAN STANLEY UNIVERSAL FUNDS          DREYFUS
----------------------------------------  ----------------
     INTERNATIONAL         US REAL
        MAGNUM              ESTATE          STOCK INDEX
     PORTFOLIO (4)       PORTFOLIO (5)       PORTFOLIO
   ------------------  -----------------  ----------------
 $            15,852 $            9,641 $           9,192
              (1,903)            (1,584)           (5,350)
   ------------------  -----------------  ----------------
              13,949              8,057             3,842
   ------------------  -----------------  ----------------


               1,056             11,556               ----
             (44,768)            19,091            54,025
   ------------------  -----------------  ----------------
             (43,712)            30,647            54,025
   ------------------  -----------------  ----------------
$            (29,763)$           38,704 $          57,867
   ==================  =================  ================




 $               ---- $             ---- $         46,122
                 ----               ----          (21,515)
   ------------------  -----------------  ----------------
                 ----               ----           24,607
   ------------------  -----------------  ----------------


                 ----               ----           38,741
                 ----               ----          366,600
   ------------------  -----------------  ----------------
                 ----               ----          405,341
   ------------------  -----------------  ----------------
$                ---- $             ---- $        429,948
   ==================  =================  ================




 $               ---- $             ---- $         33,994
                 ----               ----          (13,985)
   ------------------  -----------------  ----------------
                 ----               ----           20,009
   ------------------  -----------------  ----------------


                 ----               ----           16,680
                 ----               ----          401,208
   ------------------  -----------------  ----------------
                 ----               ----          417,888
   ------------------  -----------------  ----------------
$                ---- $             ---- $        437,897
   ==================  =================  ================

                                                                  ENCORE!     47

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                                            VARIABLE INSURANCE PRODUCTS FUND
                                                                                  --------------------------------------------------
                                                                                         MONEY            EQUITY
                                                                                        MARKET            INCOME           GROWTH
                                                                       TOTAL           PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                  ----------------  ----------------  ------------------------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                     $      1,096,152 $         379,064 $         89,348 $     (101,003)
 Net realized gain(loss) on investments                                 6,045,040               ----       1,460,138        792,600
 Net change in unrealized appreciation(depreciation)                   21,418,187               ----       3,371,385      5,089,744
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         28,559,379           379,064        4,920,871      5,781,341
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  33,090,017          (464,346)       2,617,832        382,227
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 61,649,396           (85,282)       7,538,703      6,163,568
NET ASSETS AT JANUARY 1, 1997                                         136,079,733         7,637,768       17,183,804     26,190,103
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1997                                  $    197,729,129 $       7,552,486 $     24,722,507 $   32,353,671
                                                                  ================  ================  ===============  =============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        751,412 $         312,280 $       (121,689)$     (166,986)
 Net realized gain(loss) on investments                                 4,152,296               ----         566,577      1,424,128
 Net change in unrealized appreciation(depreciation)                    7,185,902               ----       1,388,228      1,591,342
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         12,089,610           312,280        1,833,116      2,848,484
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  30,380,460         1,711,961        2,778,194      2,837,486
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 42,470,070         2,024,241        4,611,310      5,685,970
NET ASSETS AT JANUARY 1, 1996                                          93,609,663         5,613,527       12,572,494     20,504,133
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1996                                  $    136,079,733 $       7,637,768 $     17,183,804 $   26,190,103
                                                                  ================  ================  ===============  =============


                              1995
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        570,935 $         272,410 $        134,537 $      (88,728)
 Net realized gain(loss) on investments                                   403,845               ----         334,949            ----
 Net change in unrealized appreciation(depreciation)                   14,755,373               ----       2,148,654      4,664,368
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS         15,730,153           272,410        2,618,140      4,575,640
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                  19,763,147          (906,545)       3,658,409      3,565,603
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                 35,493,300          (634,135)       6,276,549      8,141,243
NET ASSETS AT JANUARY 1, 1995                                          58,116,363         6,247,662        6,295,945     12,362,890
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1995                                  $     93,609,663 $       5,613,527 $     12,572,494 $   20,504,133
                                                                  ================  ================  ===============  =============

(1) Commenced business 09/05/95
(2) Commenced business 10/17/95
(3) Commenced business 09/13/95


The accompanying notes are an integral part of these financial statements.

48     ENCORE!

                                   (CONTINUED)



   VARIABLE INSURANCE PRODUCTS FUND                                  VARIABLE INSURANCE PRODUCTS FUND II
----------------------------------------  ------------------------------------------------------------------------------------------
                                                                INVESTMENT                                          ASSET MANAGER
      HIGH INCOME          OVERSEAS        ASSET MANAGER           GRADE           CONTRAFUND        INDEX 500           GROWTH
       PORTFOLIO          PORTFOLIO          PORTFOLIO        BOND PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$            391,373 $           67,921 $          549,952 $           112,422 $        (21,925)$         (38,531)$         (14,685)
              56,407            727,004          1,963,611                 ----          76,565            66,916             1,179
             585,776            646,688          1,992,988              89,590          991,738         1,946,609           322,064
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,033,556          1,441,613          4,506,551             202,012        1,046,378         1,974,994           308,558
             104,745          1,242,175            614,816             422,976        3,787,942         6,930,829         1,426,686
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,138,301          2,683,788          5,121,367             624,988        4,834,320         8,905,823         1,735,244
           6,987,534         10,661,695         22,462,108           2,352,366        2,924,606         1,930,212           556,040
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          8,125,835 $       13,345,483 $       27,583,475 $         2,977,354 $      7,758,926 $      10,836,035 $       2,291,284
   ==================  =================  =================  ==================  ===============  ================  ================




$            294,611 $            8,351 $          509,768 $            88,274 $        (12,082)$          (5,880)$           5,851
              67,887            105,443            578,783                 ----           1,845             1,346            14,028
             303,796            931,213          1,567,972             (39,903)         270,650           153,497            19,517
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
             666,294          1,045,007          2,656,523              48,371          260,413           148,963            39,396
           1,995,433          2,133,197            518,914             167,556        2,534,900         1,776,610           503,059
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           2,661,727          3,178,204          3,175,437             215,927        2,795,313         1,925,573           542,455
           4,325,807          7,483,491         19,286,671           2,136,439          129,293             4,639            13,585
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          6,987,534 $       10,661,695 $       22,462,108 $         2,352,366 $      2,924,606 $       1,930,212 $         556,040
   ==================  =================  =================  ==================  ===============  ================  ================




$            174,989 $          (40,204)$          181,831 $            20,376 $            309 $              (7)$              92
                 ----            19,894                ----                ----             856               ----              447
             542,261            616,308          2,471,611             183,723             (273)              236              (486)
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
             717,250            595,998          2,653,442             204,099              892               229                53
             638,346          1,932,843            475,170           1,025,181          128,401             4,410            13,532
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
           1,355,596          2,528,841          3,128,612           1,229,280          129,293             4,639            13,585
           2,970,211          4,954,650         16,158,059             907,159              ----              ----              ----
   ------------------  -----------------  -----------------  ------------------  ---------------  ----------------  ----------------
$          4,325,807 $        7,483,491 $       19,286,671 $         2,136,439 $        129,293 $           4,639 $          13,585
   ==================  =================  =================  ==================  ===============  ================  ================

                                                                  ENCORE!     49

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                                          ALGER AMERICAN FUND
                                                                 -------------------------------------------------------------------
                                                                       SMALL                            INCOME AND         MIDCAP
                                                                  CAPITALIZATION        GROWTH            GROWTH           GROWTH
                                                                     PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                                                  ----------------  ----------------  ---------------  -------------
                              1997
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                     $       (142,416)$         (66,054)$        (16,071)$      (59,140)
 Net realized gain(loss) on investments                                   550,941            59,552          105,818         88,340
 Net change in unrealized appreciation(depreciation)                    1,210,960         2,142,136          755,171        768,190
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          1,619,485         2,135,634          844,918        797,390
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   1,904,475         2,704,106        1,369,132      1,117,517
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  3,523,960         4,839,740        2,214,050      1,914,907
NET ASSETS AT JANUARY 1, 1997                                          14,127,663         8,000,345        1,975,789      5,635,529
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1997                                  $     17,651,623 $      12,840,085 $      4,189,839 $    7,550,436
                                                                  ================  ================  ===============  =============


                              1996
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $       (118,508)$         (54,097)$         10,414 $      (38,781)
 Net realized gain(loss) on investments                                    51,224           165,191          813,188         74,978
 Net change in unrealized appreciation(depreciation)                      368,251           592,282         (557,847)       330,732
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS            300,967           703,376          265,755        366,929
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   3,449,194         2,618,412          791,272      2,585,782
                                                                  ----------------  ----------------  ---------------  -------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  3,750,161         3,321,788        1,057,027      2,952,711
NET ASSETS AT JANUARY 1, 1996                                          10,377,502         4,678,557          918,762      2,682,818
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1996                                  $     14,127,663 $       8,000,345 $      1,975,789 $    5,635,529
                                                                  ================  ================  ===============  =============


                              1995
                              ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                     $        (67,150)$         (25,302)$           (579)$      (14,220)
 Net realized gain(loss) on investments                                       ----           27,206             ----           ----
 Net change in unrealized appreciation(depreciation)                    2,184,006           924,176          146,805        430,138
                                                                  ----------------  ----------------  ---------------  -------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS          2,116,856           926,080          146,226        415,918
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                   3,996,279         1,739,906          465,186      1,721,013
                                                                  ----------------  ----------------  --------------- --------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                  6,113,135         2,665,986          611,412      2,136,931
NET ASSETS AT JANUARY 1, 1995                                           4,264,367         2,012,571          307,350        545,887
                                                                  ----------------  ----------------  ---------------  -------------
NET ASSETS AT DECEMBER 31, 1995                                  $     10,377,502 $       4,678,557 $        918,762 $    2,682,818
                                                                  ================  ================  ===============  =============

(1) Commenced business 09/13/95                                   (4) Commenced business 10/18/95
(2) Commenced business 09/12/95                                   (5) Commenced business 04/08/97
(3) Commenced business 09/13/95                                   (6) Commenced business 04/03/97


The accompanying notes are an integral part of these financial statements.

50     ENCORE!

                                   (CONTINUED)



        ALGER AMERICAN FUND                                           MFS VARIABLE INSURANCE TRUST
------------------------------------- ---------------------------------------------------------------------------------------------
                        LEVERAGED        EMERGING               WORLD              UTILITIES         RESEARCH        GROWTH WITH
      BALANCED           ALLCAP        GROWTH SERIES         GOVERNMENTS             SERIES           SERIES        INCOME SERIES
      PORTFOLIO       PORTFOLIO (1)    PORTFOLIO (2)      SERIES PORTFOLIO (3)    PORTFOLIO (4)     PORTFOLIO(5)    PORTFOLIO (6)
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------


$            2,246 $         (17,451)$        (44,359)$                  1,559 $         (7,542)$          (2,824)$          3,983
            16,729               ----             ----                   1,603              ----              ----          31,548
           162,920           298,847          937,800                   (6,568)         255,610            18,241            3,513
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           181,895           281,396          893,441                   (3,406)         248,068            15,417           39,044
           253,322           962,301        3,250,610                   41,843        1,057,600           954,914        1,593,728
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           435,217         1,243,697        4,144,051                   38,437        1,305,668           970,331        1,632,772
           912,916         1,188,550        2,564,599                  183,422          391,662               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$        1,348,133 $       2,432,247 $      6,708,650 $                221,859 $      1,697,330 $         970,331 $      1,632,772
   ================  ================ ================  =======================  ===============  ================  ===============




$           23,623 $          (5,432)$         (9,549)$                   (913)$          7,550 $             ---- $           ----
           199,719             4,125           21,561                      ----          23,532               ----             ----
          (168,250)           17,914           32,735                    7,363            9,810               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            55,092            16,607           44,747                    6,450           40,892               ----             ----
           421,333         1,071,187        2,401,694                  161,157          332,223               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           476,425         1,087,794        2,446,441                  167,607          373,115               ----             ----
           436,491           100,756          118,158                   15,815           18,547               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          912,916 $       1,188,550 $      2,564,599 $                183,422 $        391,662 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============




$              788 $             (57)$            (70)$                  1,403 $            508 $             ---- $           ----
              ----               ----           2,586                      ----           1,227               ----             ----
            45,544               863           (1,638)                    (885)          (1,246)              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
            46,332               806              878                      518              489               ----             ----
           263,981            99,950          117,280                   15,297           18,058               ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
           310,313           100,756          118,158                   15,815           18,547               ----             ----
           126,178               ----             ----                     ----             ----              ----             ----
   ----------------  ---------------- ----------------  -----------------------  ---------------  ----------------  ---------------
$          436,491 $         100,756 $        118,158 $                 15,815 $         18,547 $             ---- $           ----
   ================  ================ ================  =======================  ===============  ================  ===============

                                                                  ENCORE!     51

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                       STATEMENTS OF CHANGES IN NET ASSETS
                       -----------------------------------
              FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
              ----------------------------------------------------


                                                                          MORGAN STANLEY UNIVERSAL FUNDS
                                                               ------------------------------------------------------
                                                                                      EMERGING            GLOBAL
                                                                  ASIAN EQUITY     MARKETS EQUITY         EQUITY
                                                                  PORTFOLIO (1)     PORTFOLIO (2)      PORTFOLIO (3)
                                                                 ---------------- ------------------  ---------------
                             1997
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:

 Net investment income(loss)                                   $            (263)$            1,461 $          3,239
 Net realized gain(loss) on investments                                      ----            21,661           11,816
 Net change in unrealized appreciation(depreciation)                     (51,298)          (144,415)           2,150
                                                                 ---------------- -----------------------------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS           (51,561)          (121,293)          17,205
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                    238,952            858,672          834,031
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                   187,391            737,379          851,236
NET ASSETS AT JANUARY 1, 1997                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1997                                $         187,391 $          737,379 $        851,236
                                                                 ================ ==================  ===============


                             1996
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                   $             ---- $             ---- $           ----
 Net realized gain(loss) on investments                                      ----               ----             ----
 Net change in unrealized appreciation(depreciation)                         ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               ----               ----             ----
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                        ----               ----             ----
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                       ----               ----             ----
NET ASSETS AT JANUARY 1, 1996                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1996                                $             ---- $             ---- $           ----
                                                                 ================ ==================  ===============


                             1995
                             ----
INCREASE(DECREASE) IN NET ASSETS FROM OPERATIONS:
 Net investment income(loss)                                   $             ---- $             ---- $           ----
 Net realized gain(loss) on investments                                      ----               ----             ----
 Net change in unrealized appreciation(depreciation)                         ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET INCREASE(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS               ----               ----             ----
NET INCREASE(DECREASE) FROM POLICYHOLDER TRANSACTIONS                        ----               ----             ----
                                                                 ---------------- ------------------  ---------------
TOTAL INCREASE(DECREASE) IN NET ASSETS                                       ----               ----             ----
NET ASSETS AT JANUARY 1, 1995                                                ----               ----             ----
                                                                 ---------------- ------------------  ---------------
NET ASSETS AT DECEMBER 31, 1995                                $             ---- $             ---- $           ----
                                                                 ================ ==================  ===============

(1) Commenced business 04/22/97                                  (4) Commenced business 04/07/97
(2) Commenced business 04/08/97                                  (5) Commenced business 04/28/97
(3) Commenced business 04/17/97


The accompanying notes are an integral part of these financial statements.

52     ENCORE!

                                   (CONTINUED)



    MORGAN STANLEY UNIVERSAL FUNDS            DREYFUS
----------------------------------------  -----------------
     INTERNATIONAL         US REAL
        MAGNUM              ESTATE          STOCK INDEX
      PORTFOLIO (4)      PORTFOLIO (5)       PORTFOLIO
   ------------------  -----------------  -----------------


 $            13,949 $            8,057 $            3,842
               1,056             11,556               ----
             (44,768)            19,091             54,025
   ------------------  -----------------  -----------------
             (29,763)            38,704             57,867
             560,391            593,430         (2,270,889)
   ------------------  -----------------  -----------------
             530,628            632,134         (2,213,022)
                 ----               ----         2,213,022
   ------------------  -----------------  -----------------
 $           530,628 $          632,134 $              ----
   ==================  =================  =================




 $               ---- $             ---- $          24,607
                 ----               ----            38,741
                 ----               ----           366,600
   ------------------  -----------------  -----------------
                 ----               ----           429,948
                 ----               ----          (409,104)
   ------------------  -----------------  -----------------
                 ----               ----            20,844
                 ----               ----         2,192,178
   ==================  =================  =================
 $               ---- $             ---- $       2,213,022
   ==================  =================  =================




 $              ---- $             ---- $           20,009
                ----               ----             16,680
                ----               ----            401,208
   ------------------  -----------------  -----------------
                ----               ----            437,897
                ----               ----            790,847
   ------------------  -----------------  -----------------
                ----               ----          1,228,744
                ----               ----            963,434
   ==================  =================  =================
 $              ---- $             ---- $        2,192,178
   ==================  =================  =================

                                                                  ENCORE!     53

                      This page left blank intentionally.



54     ENCORE!

                             AMERITAS VARIABLE LIFE INSURANCE COMPANY
                             ----------------------------------------
                                        SEPARATE ACCOUNT V
                                        ------------------
                                   NOTES TO FINANCIAL STATEMENTS
                                   -----------------------------




1.     ORGANIZATION AND ACCOUNTING POLICIES
-------------------------------------------

     Ameritas Variable Life Insurance Company Separate Account V (the Account) was established on August 28, 1985, under Nebraska law by Ameritas Variable Life Insurance Company (AVLIC), a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by Ameritas Life Insurance Corp
     (ALIC) and 34% owned by AmerUs Life Insurance Company (AmerUs). The assets of the Account are segregated from AVLIC's other assets and are used only to support variable life products issued by AVLIC.

     The Account is registered under the Investment Company Act of 1940, as amended, as a unit investment trust. At December 31, 1997, there are twenty-six subaccounts within the Account. Five of the subaccounts invest only in a corresponding Portfolio of Variable Insurance Products Fund and five invest only in a corresponding Portfolio of Variable Insurance Products Fund II. Both funds are diversified open-end management investment companies and are managed by Fidelity Management and Research Company. Six of the subaccounts invest only in a corresponding Portfolio of Alger American Fund which is a diversified open-end management investment company managed by Fred Alger Management, Inc. Five of the subaccounts invest only in a corresponding Portfolio of MFS Variable Insurance Trust which is a diversified open-end management investment company managed by Massachusetts Financial Services Company. Five of the subaccounts invest only in a corresponding Portfolio of Morgan Stanley Universal Funds, Inc. which is a diversified open-end management investment company managed by Morgan Stanley Asset Management, Inc. All five funds are registered under the Investment Company Act of 1940, as amended. Each Portfolio is registered under the Investment Company Act of 1940, as amended. Each Portfolio pays the manager a monthly fee for managing its investments and business affairs. The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds.

     Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 subaccount of the Fidelity Variable Insurance Products Fund II as of March 31, 1997.

     USE OF ESTIMATES
     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     VALUATION OF INVESTMENTS
     The assets of the Account are carried at the net asset value of the underlying Portfolios of the Funds. The value of the policyowners' units corresponds to the Account's investment in the underlying subaccounts. The availability of investment portfolio and subaccount options may vary between products. Share transactions and security transactions are accounted for on a trade date basis.

     FEDERAL AND STATE TAXES
     The operations of the Account are included in the federal income tax return of AVLIC, which is taxed as a life insurance company under the Internal Revenue Code. AVLIC has the right to charge the Account any federal income taxes, or provision for federal income taxes, attributable to the operations of the Account or to the policies funded in the Account. Currently, AVLIC does not make a charge for income or other taxes. Charges for state and local taxes, if any, attributable to the Account may also be made.

2.    POLICYOWNER CHARGES
-------------------------

     AVLIC charges the Account for mortality and expense risks assumed. A daily charge is made on the average daily value of the net assets representing equity of policyowners held in each subaccount per each product's current policy provisions. Additional charges are made at intervals and in amounts per each product's current policy provisions. These charges are prorated against the balance in each investment option of the policyowner, including the Fixed Account option which is not reflected in this separate account.

                                                                  ENCORE!     55

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.   SHARES OWNED
-----------------
     The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                          --------------------------------------------------------------------------------------
                                               MONEY           EQUITY
                                              MARKET           INCOME            GROWTH         HIGH INCOME        OVERSEAS
                                             PORTFOLIO        PORTFOLIO         PORTFOLIO        PORTFOLIO         PORTFOLIO
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at January 1, 1997        7,637,767.850      817,109.096       841,043.772      558,109.727       565,907.403
     Shares acquired                       57,423,437.350      511,389.228       339,254.481    1,118,068.428     1,175,596.501
     Shares disposed of                   (57,508,719.290)    (310,273.176)     (308,231.641)  (1,077,810.315)   (1,046,426.669)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1997      7,552,485.910    1,018,225.148       872,066.612      598,367.840       695,077.235
                                          ================ ================  ================  ===============  ================



     Shares owned at January 1, 1996        5,613,527.070      652,438.732       702,196.341      358,988.159       438,914.420
     Shares acquired                       47,496,829.850      398,549.753       641,337.814    1,195,240.651       726,524.452
     Shares disposed of                   (45,472,589.070)    (233,879.389)     (502,490.383)    (996,119.083)     (599,531.469)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1996      7,637,767.850      817,109.096       841,043.772      558,109.727       565,907.403
                                          ================ ================  ================  ===============  ================



     Shares owned at January 1, 1995        6,247,661.970      410,159.302       569,981.087      276,041.963       316,186.952
     Shares acquired                       26,559,606.700      404,272.920       482,583.089      659,794.740       535,442.497
     Shares disposed of                   (27,193,741.600)    (161,993.490)     (350,367.835)    (576,848.544)     (412,715.029)
                                          ---------------- ----------------  ----------------  ---------------  ----------------
     Shares owned at December 31, 1995      5,613,527.070      652,438.732       702,196.341      358,988.159       438,914.420
                                          ================ ================  ================  ===============  ================


     (1) Commenced business 09/05/95
     (2) Commenced business 10/17/95
     (3) Commenced business 09/13/95

56     ENCORE!

                                   (CONTINUED)







                          VARIABLE INSURANCE PRODUCTS FUND II                                   ALGER AMERICAN FUND
---------------------------------------------------------------------------------------- ----------------------------------
     ASSET           INVESTMENT                                         ASSET MANAGER          SMALL
    MANAGER             GRADE          CONTRAFUND        INDEX 500          GROWTH       CAPITALIZATION        GROWTH
   PORTFOLIO          PORTFOLIO      PORTFOLIO (1)     PORTFOLIO (2)     PORTFOLIO (3)      PORTFOLIO         PORTFOLIO
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------

   1,326,763.623       192,186.776      176,606.628        21,656.138        42,445.800      345,335.196       233,042.387
     598,138.814       120,594.995      358,431.197       129,171.432       137,282.584      311,521.638       204,589.158
    (393,338.019)      (75,731.328)    (145,924.159)      (56,098.706)      (39,674.366)    (253,391.170)     (137,348.915)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,531,564.418       237,050.443      389,113.666        94,728.864       140,054.018      403,465.664       300,282.630
=================  ================  ===============  ================  ================ ================  ================



   1,221,448.421       171,179.054        9,382.665            61.274         1,153.239      263,321.551       150,146.226
     469,994.138       113,295.550      299,411.174        26,095.586        53,791.445      280,059.510       162,856.038
    (364,678.936)      (92,297.828)    (132,187.211)       (4,500.722)      (12,498.884)    (198,045.865)      (79,959.877)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,326,763.623       192,176.776      176,606.628        21,656.138        42,445.800      345,335.196       233,042.387
=================  ================  ===============  ================  ================ ================  ================



   1,171,722.945        82,319.293              ----              ----              ----     156,146.723        87,011.270
     546,123.126       128,355.920       10,842.924           292.067         1,233.249      194,345.591       128,233.290
    (496,397.650)      (39,486.159)      (1,460.259)         (230.793)          (80.010)     (87,170.763)      (65,098.334)
-----------------  ----------------  ---------------  ----------------  ---------------- ----------------  ----------------
   1,221,448.421       171,189.054        9,382.665            61.274         1,153.239      263,321.551       150,146.226
=================  ================  ===============  ================  ================ ================  ================

                                                                  ENCORE!     57

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.       SHARES OWNED, CONTINUED
--------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                                    ALGER AMERICAN FUND
                                            --------------------------------------------------------------------
                                              INCOME AND         MIDCAP                            LEVERAGED
                                                GROWTH           GROWTH           BALANCED          ALLCAP
                                              PORTFOLIO         PORTFOLIO         PORTFOLIO      PORTFOLIO (1)
                                            ---------------  ----------------  ---------------- ----------------

       Shares owned at January 1, 1997         234,654.249       263,959.188        98,800.487       61,392.043
       Shares acquired                         389,297.914       245,052.311        64,650.229      108,499.936
       Shares disposed of                     (242,711.122)     (196,751.929)      (38,159.585)     (64,918.003)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1997       381,241.041       312,259.570       125,291.131      104,973.976
                                            ===============  ================  ================ ================



       Shares owned at January 1, 1996          51,644.863       138,005.038        32,000.820        5,780.602
       Shares acquired                         238,851.986       257,678.903        91,879.454       94,532.096
       Shares disposed of                      (55,842.600)     (131,724.753)      (25,079.787)     (38,920.655)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1996       234,654.249       263,959.188        98,800.487       61,392.043
                                            ===============  ================  ================ ================



       Shares owned at January 1, 1995          23,109.060        40,556.228        11,683.157              ----
       Shares acquired                          39,660.929       132,196.564        36,086.453        6,369.357
       Shares disposed of                      (11,125.126)      (34,747.754)      (15,768.790)        (588.755)
                                            ---------------  ----------------  ---------------- ----------------
       Shares owned at December 31, 1995        51,644.863       138,005.038        32,000.820        5,780.602
                                            ===============  ================  ================ ================


       (1) Commenced business 09/13/95                       (5) Commenced business 04/08/97
       (2) Commenced business 09/12/95                       (6) Commenced business 04/03/97
       (3) Commenced business 09/13/95                       (7) Commenced business 04/22/97
       (4) Commenced business 10/18/95                       (8) Commenced business 04/08/97

58     ENCORE!

                                   (CONTINUED)







                                MFS VARIABLE INSURANCE TRUST                                    MORGAN STANLEY UNIVERSAL FUNDS
-----------------------------------------------------------------------------------------------------------------------------------
    EMERGING              WORLD              UTILITIES        RESEARCH         GROWTH WITH         ASIAN             EMERGING
 GROWTH SERIES         GOVERNMENTS            SERIES           SERIES         INCOME SERIES        EQUITY         MARKETS EQUITY
  PORTFOLIO (2)     SERIES PORTFOLIO (3)    PORTFOLIO (4)    PORTFOLIO (5)     PORTFOLIO (6)    PORTFOLIO (7)      PORTFOLIO (8)
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------

     193,700.823             17,336.705        28,672.191              ----              ----             ----                 ----
     457,734.629             37,542.368       107,581.620       72,826.540       110,180.302       51,430.390          140,386.479
    (235,781.804)           (33,149.455)      (41,905.308)     (11,374.279)      (10,863.240)     (18,205.053)         (62,191.484)
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
     415,653.648             21,729.618        94,348.503       61,452.261        99,317.062       33,225.337           78,194.995
=================  =====================  ================ ================  ================  ===============  ===================



      10,355.688              1,555.043         1,475.513              ----              ----             ----                 ----
     232,976.138             34,612.233        35,187.917              ----              ----             ----                 ----
     (49,631.003)           (18,830.571)       (7,991.239)             ----              ----             ----                 ----
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
     193,700.823             17,336.705        28,672.191              ----              ----             ----                 ----
=================  =====================  ================ ================  ================  ===============  ===================



             ----                   ----              ----             ----              ----             ----                 ----
      18,376.079              1,625.023         2,867.141              ----              ----             ----                 ----
      (8,020.391)               (69.980)       (1,391.628)             ----              ----             ----                 ----
-----------------  ---------------------  ---------------- ----------------  ----------------  ---------------  -------------------
      10,355.688              1,555.043         1,475.513              ----              ----             ----                 ----
=================  =====================  ================ ================  ================  ===============  ===================

                                                                  ENCORE!     59

                 AMERITAS VARIABLE LIFE INSURANCE COMPANY
                 ----------------------------------------
                               SEPARATE ACCOUNT V
                               ------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------



3.       SHARES OWNED, CONTINUED
--------------------------------
       The Account invests in shares of mutual funds.  Share activity and total shares were as follows:

                                                               MORGAN STANLEY UNIVERSAL FUNDS             DREYFUS
                                            --------------------------------------------------------  -----------------
                                                 GLOBAL          INTERNATIONAL         US REAL
                                                 EQUITY             MAGNUM             ESTATE           STOCK INDEX
                                              PORTFOLIO (1)       PORTFOLIO (2)      PORTFOLIO (3)     FUND PORTFOLIO
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at January 1, 1997                   ----                ----               ----       109,123.387
       Shares acquired                            93,896.403          77,530.448         97,640.967          2,530.208
       Shares disposed of                        (21,389.114)        (26,410.195)       (42,239.218)      (111,653.595)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1997          72,507.289          51,120.253         55,401.749              0.000
                                            =================  ================== ==================  =================



       Shares owned at January 1, 1996                   ----                ----               ----       127,452.178
       Shares acquired                                   ----                ----               ----        33,926.076
       Shares disposed of                                ----                ----               ----       (52,254.867)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1996                 ----                ----               ----       109,123.387
                                            =================  ================== ==================  =================



       Shares owned at January 1, 1995                   ----                ----               ----        74,453.907
       Shares acquired                                   ----                ----               ----        77,163.184
       Shares disposed of                                ----                ----               ----       (24,164.913)
                                            -----------------  ------------------ ------------------  -----------------
       Shares owned at December 31, 1995                 ----                ----               ----       127,452.178
                                            =================  ================== ==================  =================


       (1) Commenced business 04/17/97
       (2) Commenced business 04/07/97
       (3) Commenced business 04/28/97

60     ENCORE!

INDEPENDENT AUDITORS' REPORT



Board of Directors
Ameritas Variable Life Insurance Company
Lincoln, Nebraska

     We have audited the accompanying balance sheets of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the related statements of operations, changes in stockholder's equity, and cash flows for each of the three years in the period ended December 31, 1997. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, such financial statements present fairly, in all material respects, the financial position of Ameritas Variable Life Insurance Company as of December 31, 1997 and 1996, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles.


/s/ Deloitte & Touche LLP


Lincoln, Nebraska
February 2, 1998

                                                                  ENCORE!     61

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                                 BALANCE SHEETS
                                 --------------
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                      -------------------------------------

                                                                                             DECEMBER 31,
                                                                               ---------------------------------------------
                                                                                       1997                       1996
                                                                               ---------------------      ------------------
  ASSETS
  ------

  Investments:
   Fixed maturity securities, available for sale (amortized cost
        $113,158 - 1997 and $62,048 - 1996)                                     $              115,955    $             62,621
   Equity securities, available for sale (amortized cost
        $4,061 - 1997)                                                                           4,135                       -
   Loans on insurance policies                                                                   7,482                   4,309
   Other invested assets                                                                         2,206                       -
                                                                                ----------------------    --------------------
      Total investments                                                                        129,778                  66,930

  Cash and cash equivalents                                                                     13,711                  10,684
  Accrued investment income                                                                      1,801                   1,096
  Reinsurance recoverable-affiliates                                                               514                       9
  Prepaid reinsurance premium-affiliates                                                         2,298                   2,156
  Deferred policy acquisition costs                                                             98,746                  79,272
  Other                                                                                            199                     483
  Separate Accounts                                                                          1,265,348                 947,580
                                                                                ----------------------     -------------------
                                                                                $            1,512,395     $         1,108,210
                                                                                ======================     ===================

 LIABILITIES AND STOCKHOLDER'S EQUITY
 ------------------------------------
  LIABILITIES:
  Policy and contract reserves                                                  $                  941    $               749
  Policy and contract claims                                                                       925                    106
  Accumulated contract values                                                                  154,281                 77,560
  Unearned policy charges                                                                        1,498                  1,243
  Unearned reinsurance ceded allowance                                                           3,268                  3,139
  Federal income taxes--
      Current                                                                                    1,466                    875
      Deferred                                                                                   9,326                  9,921
  Other                                                                                         10,200                  8,028
  Separate Accounts                                                                          1,265,348                947,580
                                                                                ----------------------    -------------------
      Total Liabilities                                                                      1,447,253              1,049,201
                                                                                ----------------------    -------------------

 STOCKHOLDER'S EQUITY:
  Common stock, par value $100 per share;
   authorized 50,000 shares, issued and
   outstanding 40,000 shares                                                                     4,000                 4,000
  Additional paid-in capital                                                                    40,370                40,370
  Retained earnings                                                                             20,180                14,510
  Net unrealized investment gain                                                                   592                   129
                                                                                ----------------------     -----------------
      Total Stockholder's Equity                                                                65,142                59,009
                                                                                ----------------------     -----------------

                                                                                $            1,512,395     $       1,108,210
                                                                                ======================     =================



 The accompanying notes are an integral part of these financial statements.

62     ENCORE!

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                            STATEMENTS OF OPERATIONS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------


                                                                                      YEARS ENDED DECEMBER 31,
                                                                ---------------------------------------------------------------
                                                                        1997                     1996                1995
                                                                ---------------------    -------------------    ---------------
       INCOME:

       Insurance revenues:
        Contract charges                                         $            33,717   $              26,345   $        18,350
        Premium-reinsurance ceded                                             (6,840)                 (5,895)           (4,289)
        Reinsurance ceded allowance                                            2,752                   2,235             1,859

       Investment revenues:

          Investment income, net                                               8,277                   3,603             3,492
          Realized gains, net                                                    368                      19                28

        Other                                                                    980                     567               261
                                                                  -------------------    --------------------   ---------------
                                                                              39,254                  26,874            19,701
       BENEFITS AND EXPENSES:                                     -------------------    --------------------   ---------------
        Policy benefits:

          Death benefits                                                       1,356                     716               268
          Interest credited                                                    7,258                   2,736             1,995
          Increase in policy and contract reserves                               192                     140               183
          Other                                                                   92                      52                32
        Sales and operating expenses                                          11,641                  10,041             6,815
        Amortization of deferred policy acquisition costs                      9,584                   5,531             3,057
                                                                 -------------------    --------------------    ---------------
                                                                              30,123                  19,216            12,350
                                                                 -------------------    --------------------    ---------------
       INCOME BEFORE FEDERAL INCOME TAXES                                      9,131                   7,658             7,351
                                                                 -------------------    --------------------    ---------------
       Income taxes - current                                                  4,305                   3,819             1,685
       Income taxes - deferred                                                  (844)                   (811)              902
                                                                 -------------------    --------------------    ---------------
          Total income taxes                                                   3,461                   3,008             2,587
                                                                 -------------------    --------------------    ---------------
       NET INCOME                                                $             5,670    $              4,650    $        4,764
                                                                 ===================    ====================    ===============




The accompanying notes are an integral part of these financial statements.

                                                                  ENCORE!     63

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                  STATEMENTS OF CHANGES IN STOCKHOLDER'S EQUITY
                  ---------------------------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ---------------------------------------------------
                          (IN THOUSANDS, EXCEPT SHARES)
                          -----------------------------




                                                                                                             NET
                                                    COMMON STOCK          ADDITIONAL                      UNREALIZED
                                                 --------------------     PAID - IN       RETAINED        INVESTMENT
                                                 SHARES      AMOUNT        CAPITAL        EARNINGS        GAIN (LOSS)     TOTAL
                                                 -------    ---------    ------------    ------------    -------------  -----------

       BALANCE, January 1, 1995                    40,000     $   4,000    $     29,700    $    5,096    $       (173)  $    38,623

        Net unrealized investment gain, net             -             -               -             -             609           609

        Net income                                      -             -               -         4,764               -         4,764

                                                  -------    ----------   -------------  ------------    ------------   -----------
        BALANCE, December 31, 1995                 40,000         4,000          29,700         9,860             436        43,996

        Return of capital                               -             -         (15,000)            -               -       (15,000)

        Capital contribution from
          AMAL Corporation                              -             -          25,670             -               -        25,670

        Net unrealized investment loss, net             -             -               -             -            (307)         (307)

        Net income                                      -             -               -         4,650               -         4,650

                                                 --------  ------------  --------------  ------------   -------------   -----------
        BALANCE, December 31, 1996                 40,000         4,000          40,370        14,510             129        59,009

        Net unrealized investment gain, net             -             -               -             -             463           463

        Net income                                      -             -               -         5,670               -         5,670

                                                 --------  ------------  --------------   -----------   -------------   -----------
        BALANCE, December 31, 1997                 40,000   $     4,000  $       40,370   $    20,180   $         592   $    65,142
                                                 ========  ============  ==============   ===========   =============   ===========





The accompanying notes are an integral part of these financial statements.

64     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------
                                                                                                   YEARS ENDED DECEMBER 31,
                                                                                     ----------------------------------------------
                                                                                        1997                  1996            1995
                                                                                     -------------        -----------       -------
        OPERATING ACTIVITIES
        --------------------
        Net Income                                                                   $     5,670 $            4,650 $        4,764
        Adjustments to reconcile net income to net cash
         provided by operating activities:
            Amortization of deferred policy acquisition costs                              9,584              5,531          3,057
            Policy acquisition costs deferred                                            (30,642)           (26,596)       (16,020)
            Interest credited to contract values                                           7,258              2,736          1,995
            Amortization of discounts or premiums                                            (40)               (83)           (70)
            Change in fair value of other invested assets                                   (631)                 -              -
            Net realized gains on investment transactions                                   (368)               (19)           (28)
            Deferred income taxes                                                           (844)              (811)           902
            Change in assets and liabilities:
             Accrued investment income                                                      (705)              (306)           (15)
             Reinsurance recoverable-affiliates                                             (505)                48            412
             Prepaid reinsurance premium-affiliates                                         (142)              (650)          (487)
             Other assets                                                                    284               (377)           (18)
             Policy and contract reserves                                                    192                140            183
             Policy and contract claims                                                      819                106            (57)
             Unearned policy charges                                                         255                279            234
             Federal income tax payable-current                                              591               (310)           698
             Unearned reinsurance ceded allowance                                            129                860            610
             Other liabilities                                                             2,172              3,762          1,996
                                                                                     ------------  -----------------  ------------
        Net cash used in operating activities                                             (6,923)           (11,040)        (1,844)
                                                                                     ------------  -----------------   -----------
        INVESTING ACTIVITIES
        --------------------
        Purchase of fixed maturity securities available for sale                         (92,291)           (31,514)        (7,760)
        Purchase of equity securities available for sale                                  (4,311)                 -              -
        Purchase of other invested assets                                                 (1,611)                 -              -
        Proceeds from maturities or repayment of fixed maturity securities
            available for sale                                                            25,168              5,307          3,738
        Proceeds from sales of fixed maturity securities available for sale               16,419              3,014              -
        Proceeds from the sale of equity securities available for sale                       252                  -              -
        Proceeds from the sale of other invested assets                                       35                  -              -
        Net change in loans on insurance policies                                         (3,173)            (1,670)        (1,042)
                                                                                      -----------   ----------------   -----------
         Net cash used in investing activities                                           (59,512)           (24,863)        (5,064)
                                                                                      -----------   ----------------   -----------





The accompanying notes are an integral part of these financial statements.

                                                                  ENCORE!     65

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                            STATEMENTS OF CASH FLOWS
                            ------------------------
                                 (IN THOUSANDS)
                                 --------------

                                                                                  YEARS ENDED DECEMBER 31,
                                                                     ----------------------------------------------------
                                                                          1997                 1996               1995
                                                                     ----------------    ----------------  --------------
   FINANCING ACTIVITIES
   --------------------

   Return of capital                                                                -           (15,000)               -
   Capital contribution                                                             -            25,670                -
   Net change in accumulated contract values                                   69,462            30,257            4,448
                                                                        -------------     -------------    -------------
    Net cash from financing activities                                         69,462            40,927            4,448
                                                                        -------------     -------------    -------------
   INCREASE(DECREASE) IN CASH AND CASH EQUIVALENTS                              3,027             5,024          (2,460)

   CASH AND CASH EQUIVALENTS AT BEGINNING OF PERIOD                            10,684             5,660            8,120
                                                                        -------------    --------------   --------------
   CASH AND CASH EQUIVALENTS AT END OF PERIOD                           $      13,711    $       10,684   $        5,660
                                                                        =============    ==============   ==============
   SUPPLEMENTAL CASH FLOW INFORMATION:
   -----------------------------------

   Cash paid for income taxes                                           $       3,714    $        4,129   $         987









   The accompanying notes are an integral part of these financial statements.

66     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1.  BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    ------------------------------------------------------------------------

    Ameritas Variable Life Insurance Company (the Company), a stock life insurance company domiciled in the State of Nebraska, was a wholly-owned subsidiary of Ameritas Life Insurance Corp. (ALIC), until April of 1996 when it became a wholly-owned subsidiary of AMAL Corporation, a holding company 66% owned by ALIC and 34% owned by AmerUs Life Insurance Company (AmerUs). The company began issuing variable life insurance and variable annuity policies in 1987, fixed premium annuities in 1996 and equity indexed annuities in 1997. The variable life, variable annuity, fixed premium annuity and equity indexed annuity policies are not participating with respect to dividends.

    USE OF ESTIMATES
    The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    The principal accounting and reporting practices followed are:

    INVESTMENTS
    The Company classifies its securities into categories based upon the Company's intent relative to the eventual disposition of the securities. The first category, held to maturity securities, is comprised of fixed maturity securities which the Company has the positive intent and ability to hold to maturity. These securities are carried at amortized cost. The second category, available for sale securities, may be sold to address the liquidity and other needs of the Company. Securities classified as available for sale are carried at fair value on the balance sheet with unrealized gains and losses excluded from income and reported as a separate component of stockholder's equity, net of related deferred acquisition costs and income tax effects. The third category, trading securities, is for debt and equity securities acquired for the purpose of selling them in the near term. The Company has classified all of its securities as available for sale. Realized investment gains and losses on sales of securities are determined on the specific identification method.

    Other Invested Assets consist of exchange and privately traded options tied to the Standard and Poor's Index and are valued at fair value with changes in the fair value of these investments included in net investment income.

    The Company records write-offs or allowances for its investments based upon a evaluation of specific problem investments. The Company reviews, on a continual basis, all invested assets to identify investments where the Company may have credit concerns. Investments with credit concerns include those the Company has identified as experiencing a deterioration in financial condition. The Company has no write-offs or allowances recorded as of December 31, 1997, 1996 and 1995.

    CASH EQUIVALENTS
    The Company considers all highly liquid debt securities purchased with remaining maturity of less than three months to be cash equivalents.

    SEPARATE ACCOUNTS
    The Company operates separate accounts on which the earnings or losses accrue exclusively to contractholders. The assets (mutual fund investments) and liabilities of each account are clearly identifiable and distinguishable from other assets and liabilities of the Company. Assets are reported at fair value.

                                                                  ENCORE!     67

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    PREMIUM REVENUE AND BENEFITS TO POLICYOWNERS
    RECOGNITION OF UNIVERSAL LIFE-TYPE CONTRACTS REVENUE AND BENEFITS TO POLICYOWNERS
    Universal life-type policies are insurance contracts with terms that are not fixed and guaranteed. The terms that may be changed could include one or more of the amounts assessed the policyowner, premiums paid by the policyowner or interest accrued to policyowners balances. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for universal life-type policies consist of charges assessed against policy account values for deferred policy loading, mortality risk expense, the cost of insurance and policy administration. Policy benefits and claims that are charged to expense include interest credited to contracts under the fixed account investment option and benefit claims incurred in the period in excess of related policy account balances.

    RECOGNITION OF INVESTMENT CONTRACT REVENUE AND BENEFITS TO POLICYOWNERS Contracts that do not subject the Company to risks arising from policyowner mortality or morbidity are referred to as investment contracts. Certain deferred annuities are considered investment contracts. Amounts received as payments for such contracts are reflected as deposits and are not reported as premium revenues.

    Revenues for investment products consist of investment income and policy administration charges. Contract benefits that are charged to expense include benefit claims incurred in the period in excess of related contract balances, and interest credited to contract balances.

    POLICY ACQUISITION COSTS
    Those costs of acquiring new business, which vary with and are directly related to the production of new business, have been deferred to the extent that such costs are deemed recoverable from future premiums. Such costs include commissions, certain costs of policy issuance and underwriting, and certain variable distribution expenses.

    Costs deferred related to universal life-type policies and investment-type contracts are amortized generally over the lives of the policies, in relation to the present value of estimated gross profits from mortality, investment and expense margins. The estimated gross profits are reviewed periodically based on actual experience and changes in assumptions.

    A roll-forward of the amounts reflected in the balance sheets as deferred acquisition costs is as follows:

                                                                                            DECEMBER 31,
                                                                            -------------------------------------------------
                                                                                 1997              1996              1995
     ------------------------------------------------------------------------------------------------------------------------
      Beginning balance                                                     $      79,272     $        57,664     $    45,940
      Acquisition costs deferred                                                   30,642              26,596          16,020
      Amortization of deferred policy acquisition costs                            (9,584)             (5,531)         (3,057)
      Adjustment for unrealized investment (gain)/loss                             (1,584)                543          (1,239)
     -------------------------------------------------------------------------------------------------------------------------
      Ending balance                                                        $      98,746     $        79,272     $    57,664
     -------------------------------------------------------------------------------------------------------------------------


    To the extent that unrealized gains or losses on available for sale securities would result in an adjustment of deferred policy acquisition costs had those gains or losses actually been realized, the related unamortized deferred policy acquisition costs are recorded as an adjustment of the unrealized investment gains or losses included in stockholder's equity.

68     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)
                                 --------------


    1. BASIS OF PRESENTATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
    -----------------------------------------------------------------------
    (CONTINUED)
    -----------

    FUTURE POLICY AND CONTRACT BENEFITS
    Liabilities for future policy and contract benefits left with the Company on variable universal life and annuity-type contracts are based on the policy account balance, and are shown as accumulated contract values. In addition the Company carries as future policy benefits a liability for additional coverages offered under policy riders.

    INCOME TAXES
    The provision for income taxes includes amounts currently payable and deferred income taxes resulting from the cumulative differences in assets and liabilities determined on a tax return and financial statement basis at the current enacted tax rates.

    RECLASSIFICATIONS
    Certain items on the prior year financial statements have been restated to conform to current year presentation.

    2.  INVESTMENTS
    ---------------

    Investment income summarized by type of investment was as follows:


                                                                                          YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                               $     6,622      $     3,308     $     2,819
      Equity Securities available for sale                                               156                -               -
      Loans on insurance policies                                                        370              214             128
      Cash equivalents                                                                   643              618             597
      Other invested assets                                                              630                -               -
     ------------------------------------------------------------------------------------------------------------------------
        Gross investment income                                                        8,421            4,140           3,544
      Investment expenses                                                                144              537              52
     ------------------------------------------------------------------------------------------------------------------------
        Net investment income                                                    $     8,277      $     3,603     $     3,492
     ------------------------------------------------------------------------------------------------------------------------

     Net pretax realized investment gains (losses) were as follows:

                                                                                            YEARS ENDED DECEMBER 31
                                                                                ---------------------------------------------
                                                                                       1997             1996           1995
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposals of fixed maturity securities
        available for sale                                                       $       365     $         19    $         28
      Net gains on disposal of equity securities available for sale                        3                -               -
     ------------------------------------------------------------------------------------------------------------------------
      Net gains on disposal of securities available for sale                     $       368     $         19    $         28
     ------------------------------------------------------------------------------------------------------------------------

                                                                  ENCORE!     69

                   AMERITAS VARIABLE LIFE INSURANCE COMPANY
                   ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)

    2.  INVESTMENTS (CONTINUED)
    ---------------------------

    Proceeds from sales of securities available for sale and gross gains and losses realized on those sales were as follows:

                                                                                         YEAR ENDED DECEMBER 31, 1997
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS              GAINS        LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      16,419    $             161   $         8
      Equity securities available for sale                                                  252                    2             -
     -----------------------------------------------------------------------------------------------------------------------------
      Total securities available for sale                                         $      16,671    $             163   $         8
     -----------------------------------------------------------------------------------------------------------------------------

                                                                                         YEAR ENDED DECEMBER 31, 1996
                                                                                  ------------------------------------------------
                                                                                       PROCEEDS               GAINS       LOSSES
     -----------------------------------------------------------------------------------------------------------------------------
      Fixed maturity securities available for sale                                $      3,014     $             30    $         -
     -----------------------------------------------------------------------------------------------------------------------------

    There were no disposals of fixed maturity securities available for sale during 1995 other than calls or maturities.

    The amortized cost and fair value of investments in securities by type of investment were as follows:

                                                                                     DECEMBER 31, 1997
                                                                 ----------------------------------------------------------
                                                                    AMORTIZED            GROSS UNREALIZED             FAIR
                                                                                         ----------------
                                                                      COST               GAINS      LOSSES            VALUE
      ---------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $     75,705      $    2,024     $    16   $       77,713
        Mortgage-backed                                                 25,518             592           -           26,110
        U.S. Treasury securities and obligations of
          U.S. government agencies                                      11,935             221          24           12,132
      ---------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale            113,158           2,837          40          115,955
      ---------------------------------------------------------------------------------------------------------------------
        Equity securities available for sale                             4,061              74           -            4,135
      ---------------------------------------------------------------------------------------------------------------------
         Total securities available for sale                      $    117,219      $    2,911     $    40   $      120,090
      ---------------------------------------------------------------------------------------------------------------------

    The December 31, 1997 balance of stockholder's equity was increased by $463
    (comprised of an increase in the carrying value of the securities of $2,298, reduced by $1,584 of related adjustments to deferred acquisition costs and $251 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

70     ENCORE!

                  AMERITAS VARIABLE LIFE INSURANCE COMPANY
                  ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    2.  INVESTMENTS (CONTINUED)
    ---------------------------
                                                                                     DECEMBER 31, 1996
                                                                  -----------------------------------------------------------
                                                                                         GROSS UNREALIZED
                                                                     AMORTIZED          ------------------           FAIR
                                                                       COST             GAINS       LOSSES           VALUE
       ----------------------------------------------------------------------------------------------------------------------
        U. S. Corporate                                           $    33,690      $       437      $       114   $    34,013
        Mortgage-backed                                                13,407              209               22        13,594
        U.S. Treasury securities and obligations of
          U.S. government agencies                                     14,951              158               95        15,014
       ----------------------------------------------------------------------------------------------------------------------
         Total fixed maturity securities available for sale       $    62,048      $       804      $       231   $    62,621
       ----------------------------------------------------------------------------------------------------------------------

    The December 31, 1996 balance of stockholder's equity was decreased by $307
    (comprised of a decrease in the carrying value of the securities of $1,017, reduced by $545 of related adjustments to deferred acquisition costs and $165 in deferred income taxes) to reflect the net unrealized gain on securities classified as available for sale.

    The amortized cost and fair value of fixed maturity securities available for sale by contractual maturity at December 31, 1997 are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                                                                                     AMORTIZED         FAIR
                                                                                                       COST            VALUE
   -------------------------------------------------------------------------------------------------------------------------
    Due in one year or less                                                                     $       7,376   $      7,427
    Due after one year through five years                                                              21,509         21,841
    Due after five years through ten years                                                             42,116         43,252
    Due after ten years                                                                                16,639         17,325
    Mortgage-backed securities                                                                         25,518         26,110
   -------------------------------------------------------------------------------------------------------------------------
       Total                                                                                     $    113,158  $     115,955
   -------------------------------------------------------------------------------------------------------------------------

    The Company purchases exchange and privately traded options to support certain equity index annuity policyowner liabilities. These derivatives, reflected as other invested assets, are used to manage fluctuations in the equity market risk granted to the policyowners of the equity advantage annuities. These derivatives involve, to varying degrees, elements of credit risk and market risk. Credit risk is the risk of loss from a private party failing to perform according to the terms of the contract. Market risk is the possibility that future changes in market prices may make the derivative less valuable, which offset guarantees granted to policyowners.
    The options value on the balance sheet reflects the risk of potential loss to the entity.

    The Company's outstanding positions, which expire over various terms ranging from 1 to 7 years, shown in notional or contract amounts, along with their cost and estimated fair values, are summarized as follows:

                                                                                        YEAR ENDED DECEMBER 31, 1997
   --------------------------------------------------------------------------------------------------------------------------
                                                                                    NOTIONAL                           FAIR
                                                                                    AMOUNT                COST         VALUE
   --------------------------------------------------------------------------------------------------------------------------
      Options                                                                    $     1,340       $      1,544   $     2,206
   --------------------------------------------------------------------------------------------------------------------------

                                                                  ENCORE!     71

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    3.  INCOME TAXES
    ----------------

    The items that give rise to deferred tax assets and liabilities relate to the following:
                                                                                                         YEARS ENDED DECEMBER 31
                                                                                                      ---------------------------
                                                                                                           1997              1996
    -----------------------------------------------------------------------------------------------------------------------------
      Net unrealized investment gains on securites available for sale                                 $    1,080      $       277
      Deferred policy acquisition costs                                                                   29,271           23,727
      Prepaid expenses                                                                                       804              172
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax liability                                                                        31,155           24,176
    -----------------------------------------------------------------------------------------------------------------------------
      Future policy and contract benefits                                                                 20,014           12,620
      Deferred future revenues                                                                             1,668            1,534
      Other                                                                                                  147              101
    -----------------------------------------------------------------------------------------------------------------------------
      Gross deferred tax asset                                                                            21,829           14,255
    -----------------------------------------------------------------------------------------------------------------------------
        Net deferred tax liability                                                                    $    9,326      $     9,921
    -----------------------------------------------------------------------------------------------------------------------------

    The difference between the U.S. federal income tax rate and the consolidated tax provision rate is summarized as follows:

                                                                                                     YEARS ENDED DECEMBER 31
                                                                                           --------------------------------------
                                                                                             1997           1996           1995
    -----------------------------------------------------------------------------------------------------------------------------
      Federal statutory tax rate                                                             35.0 %         35.0 %         35.0 %
      Other                                                                                   2.9            4.3            0.2
    -----------------------------------------------------------------------------------------------------------------------------
        Effective tax rate                                                                   37.9 %         39.3 %         35.2 %
    -----------------------------------------------------------------------------------------------------------------------------


    4.  RELATED PARTY TRANSACTIONS
    ------------------------------

    Affiliates provide technical, financial and legal support to the Company under administrative service agreements. The cost of these services to the Company for years ended December 3l, 1997, 1996 and l995 was $9,810, $8,907 and $4,858, respectively. The Company also leased office space and furniture and equipment from affiliates during 1995. The cost of these leases to the Company for the year ended December 31, 1995 was $37. Under the terms of investment advisory agreements, the Company paid $144, $73, and $44 for the years ended December 1997, 1996 and 1995, respectively to Ameritas Investment Advisors Inc., an indirect wholly-owned subsidiary of Ameritas Life Insurance Corp.


    The Company entered into reinsurance agreements (yearly renewable term) with affiliates. Under this agreement,these affiliates assume life insurance risk in excess of the Company's retenton limit. These reinsurance contracts do not relieve the Company of its obligations to its policyowners. The Company paid $3,810, $3,301 and $2,280 of net reinsurance premiums to affiliates for the years ended December 3l, 1997, 1996 and l995 respectively. The Company has received reinsurance recoveries from affiliates of $2,260, $659 and $1,472 for the years ended December 3l,1997, 1996 and 1995 respectively.

    The Company has entered into guarantee agreements with ALIC, AmerUs and AMAL Corporation whereby, they guarantee the full, complete and absolute performance of all duties and obligations of the Company.


72     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    4.  RELATED PARTY TRANSACTIONS (CONTINUED)
    ------------------------------------------

    The Company's variable life and annuity products are distributed through Ameritas Investment Corp., a wholly-owned subsidiary of AMAL Corporation. The Company received $93, $54 and $192 for the years ended December 31, 1997, 1996 and 1995 respectively, from this affiliate to partially defray the costs of materials and prospectuses. Policies placed by this affiliate generated commission expense of $23,232, $20,373 and $14,028 for the years ended December 31, 1997, 1996 and 1995 respectively.

    Transactions with related parties are not necessarily indicative of revenues and expenses which would have occurred had the parties not been related.

    5.  BENEFIT PLANS
    -----------------

    The Company provides retirement and postretirement medical benefits to qualifying employees. Prior to August l, 1997 these benefits were provided under plans which covered substantially all employees of Ameritas Life Insurance Corp. and its subsidiaries. Concurrent with the transfer of a significant number of employees to the Company, effective August 1, 1997, AMAL Corporation assumed the benefit obligations associated with these plans.

    The Company is included in a multi-employer noncontributory defined benefit plan that covers substantially all full-time employees of Ameritas Life Insurance Corp. and its subsidiaries and AMAL Corporation and it's subsidiaries. Pension costs include current service costs, which are accrued and funded on a current basis, and post service costs, which are amortized over the average remaining service life of all employees on the adoption date. Total Company contributions for the year ended December 31, 1997 were $29. The Company had no full time employees during 1996 or 1995.

    The Company's employees also participate in a defined contribution thrift plan that covers substantially all full time employees of Ameritas Life Insurance Corp. and its subsidiaries. Company matching contributions under the plan range from 1% to 3% of the participant's compensation. Total Company contributions for the year ended December 31, 1997 were $24. The Company had no full time employees during 1996 or 1995.

    The Company is also included in the postretirement benefit plan providing group medical coverage to retired employees of AMAL Corporation and it's subsidiaries. Prior to August 1, 1997 these benefits were provided under a plan with Ameritas Life Insurance Corp. These benefits are a specified percentage of premium until age 65 and a flat dollar amount thereafter. Employees become eligible for these benefits upon the attainment of age 55, 15 years of service and participation in the plan for the immediately preceding 5 years. Benefit costs include the expected cost of postretirement benefits for newly eligible employees, interest cost, and gains and losses arising from differences between actuarial assumptions and actual experience. Total Company contributions for the year ended December 31, 1997 were $5. The Company had no full time employees during 1996 or 1995.

    Expenses for the defined benefit plan and postretirement group medical plan are allocated to the Company based on the number of associates in AMAL Corporation and its subsidiaries.

                                                                  ENCORE!     73

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)


    6.  STOCKHOLDER'S EQUITY
    ------------------------

    Net income (loss), as determined in accordance with statutory accounting practices, was $2,048, $855 and $(19) for 1997, 1996 and 1995 respectively. The Company's statutory surplus was $45,265, $44,100 and $13,800 at December 31, 1997, 1996 and 1995 respectively. Effective January 1, 1996 the Company changed reserving methods used for most existing products resulting in an increase in statutory surplus of approximately $20,60l.
    The Company is required to maintain a certain level of surplus to be in compliance with state laws and regulations. Company surplus is monitored by state regulators to ensure compliance with risk based capital requirements.

    Under statutes of the Insurance Department of the State of Nebraska, the Company is limited in the amount of dividends it can pay to its stockholder. On February 28, 1996 the Board of Directors declared a return of paid-in-capital of $15,000 payable by way of a note due on or before August 15, 1996. The note was retired on August 15, 1996. This action was approved by the State of Nebraska Insurance Department and any additional distributions of capital or surplus will require approval of the Insurance Department.

    7.  FAIR VALUE OF FINANCIAL INSTRUMENTS
    ---------------------------------------

    The following disclosures are made regarding fair value information about certain financial instruments for which it is practicable to estimate that value. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. In that regard, the derived fair value estimates, in many cases, may not be realized in immediate settlement of the instrument. All nonfinancial instruments are excluded from disclosure requirements. Accordingly, the aggregate fair value amounts presented do not represent the underlying value of the Company.

    The fair value estimates presented herein are based on pertinent information available to management as of December 31, 1997 and 1996. Although management is not aware of any factors that would significantly affect the estimated fair value amounts, such amounts have not been comprehensively revalued for purposes of these financial statements since that date; therefore, current estimates of fair value may differ significantly from the amounts presented herein.

    The following methods and assumptions were used by the Company in estimating its fair value disclosures for each class of financial instrument for which it is practicable to estimate a value:

             FIXED MATURITY SECURITIES AVAILABLE FOR SALE -- For publicly traded securities, fair value is determined using an independent pricing source. For securities without a readily ascertainable fair value, the value has been determined using an interest rate spread matrix based upon quality, weighted average maturity and Treasury yields.

             EQUITY SECURITIES AVAILABLE FOR SALE -- Fair value is determined using an independent pricing source.

             LOANS ON INSURANCE POLICIES -- Fair values for loans on insurance policies are estimated using a discounted cash flow analysis at interest rates currently offered for similar loans with similar remaining terms. Loans on insurance policies with similar characteristics are aggregated for purposes of the calculations.

             OTHER INVESTED ASSETS -- Fair value is determined using an independent pricing source.

             CASH AND CASH EQUIVALENTS, ACCRUED INVESTMENT INCOME AND REINSURANCE RECOVERABLE -- The carrying amounts equal fair value.

74     ENCORE!

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)



    7. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)
    --------------------------------------------------

             ACCUMULATED CONTRACT VALUES -- Funds on deposit which do not have fixed maturities are carried at the amount payable on demand at the reporting date, which approximates fair value.
                                                                                               DECEMBER 31
                                                                    ----------------------------------------------------------------
                                                                                1997                               1996
                                                                    ----------------------------     -------------------------------
                                                                      CARRYING          FAIR            CARRYING            FAIR
                                                                       AMOUNT           VALUE            AMOUNT             VALUE
     -------------------------------------------------------------------------------------------------------------------------------
      Financial assets:
        Fixed maturity securities,
          available for sale                                         $115,955        $115,955          $    62,621      $    62,621
        Equity securities, available for sale                           4,135           4,135                    -                -
        Loans on insurance policies                                     7,482           6,657                4,309            3,843
        Other invested assets                                           2,206           2,206                    -                -
        Cash and cash equivalents                                      13,711          13,711               10,684           10,684
        Accrued investment income                                       1,801           1,801                1,096            1,096
        Reinsurance recoverable - affiliates                              514             514                    9                9

      Financial liabilities:
        Accumulated contract values excluding amounts
          held under insurance contracts                              144,109         144,109               70,640           70,640



    8. SEPARATE ACCOUNTS
    --------------------

    The Company is currently marketing variable life and variable annuity products which have separate accounts as an investment option. Separate
    Account V (Account V) was formed to receive and invest premium receipts from variable life insurance policies issued by the Company. Separate
    Account VA-2 (Account VA-2) was formed to receive and invest premium receipts from variable annuity policies issued by the Company. Both
    Separate Accounts are registered under the Investment Company Act of l940, as amended, as unit investment trusts. Account V and VA-2's assets and liabilities are segregated from the other assets and liabilities of the Company.

    Amounts in the Separate Accounts are:
                                                                                                             DECEMBER 31
                                                                                                   -------------------------------
                                                                                                        1997              1996
    -------------------------------------------------------------------------------------------------------------------------------
      Separate Account V                                                                            $  197,729         $ 136,079
      Separate Account VA-2                                                                          1,067,619           811,501
    -------------------------------------------------------------------------------------------------------------------------------
                                                                                                    $1,265,348         $ 947,580
    -------------------------------------------------------------------------------------------------------------------------------

    The assets of Account V are invested in shares of the Variable Insurance
    Products Fund, the Variable Insurance Products Fund II, Alger American
    Fund, Morgan Stanley Universal Funds and MFS Variable Insurance Trust.
    Each fund is registered with the SEC under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

    The Variable Insurance Products Fund and the Variable Insurance Products
    Fund II are managed by Fidelity Management and Research Company.  The
    Variable Insurance Products Fund has five portfolios: the Money Market
    Portfolio, the High Income Portfolio, the Equity Income Portfolio, the
    Growth Portfolio and the Overseas Portfolio.  The Variable Insurance
    Fund II has five portfolios: the Investment Grade Bond Portfolio,
    Asset Manager Portfolio,

                                                                  ENCORE!     75

                    AMERITAS VARIABLE LIFE INSURANCE COMPANY
                    ----------------------------------------
                          NOTES TO FINANCIAL STATEMENTS
                          -----------------------------
               FOR THE YEARS ENDED DECEMBER 31, 1997, 1996 AND 1995
               ----------------------------------------------------
                                 (IN THOUSANDS)




    8. SEPARATE ACCOUNTS (CONTINUED)
    --------------------------------

    Contrafund Portfolio (effective August 25, 1995), Asset Manager Growth Portfolio (effective September 15, 1995) and the Index 500 Portfolio (effective September 21, 1995). The Alger American Fund is managed by Fred Alger Management, Inc. and has six portfolios: Income and Growth Portfolio, Small Capitalization Portfolio, Growth Portfolio, MidCap Growth Portfolio, Balanced Portfolio and the Leveraged Allcap Portfolio (effective August 30,
    1995). The Dreyfus Stock Index Fund is managed by Wells Fargo Nikko Investment Advisors and has the Stock Index Fund Portfolio. The MFS Variable Insurance Trust is managed by Massachusetts Financial Services Company. The MFS Variable Insurance Trust has five portfolios: the Emerging Growth Portfolio (effective August 25, 1995), World Governments Portfolio (effective August 24, 1995), Utilities Portfolio (effective September 18,
    1995), Growth with Income Portfolio (effective October 9, 1995) and the Research Portfolio (effective July 26, 1995). The Morgan Stanley Universal Funds managed by Morgan Stanley Asset Management Inc. and has five portfolios: the Asian Equity Portfolio (effective March 3, 1997), Global Equity Portfolio (effective January 2, 1997), International Magnum
    Portfolio (effective January 21, 1997), Emerging Markets Portfolio (effective October 1, 1996) and the U.S. Real Estate Portfolio (effective March 3, 1997).

    Pursuant to an order of the SEC allowing for the substitution, all policyowner funds invested in a Portfolio of Dreyfus Stock Index Fund were transferred to the Index 500 Portfolio of the Fidelity Variable Insurance Products Fund II as of March 31, 1997. The Dreyfus Stock Index Portfolio was an investment alternative through the date of transfer for policyowners of Separate Account V and VA-2.

    Separate Account VA-2 allows investment in the Variable Insurance Products Fund, Variable Insurance Products Fund II, Alger American Fund, MFS Variable Insurance Trust and the Morgan Stanley Universal Funds with the same portfolios as described above.

76     ENCORE!

APPENDIX A

ILLUSTRATIONS OF DEATH BENEFITS AND CASH VALUES

The following tables illustrate how the cash values and death benefits of a Policy may change with the investment experience of the Fund. The tables show how the cash values and death benefits of a Policy issued to an Insured of a given age and specified underwriting risk classification who pays the given premium at issue would vary over time if the investment return on the assets held in each portfolio of the Funds were a uniform, gross, after-tax annual rate of 0%, 6%, or 12%. The tables on pages 78 through 81 illustrate a Policy issued to a male, age 45, under a Preferred rate non-tobacco underwriting risk classification. This policy provides for a standard tobacco use and non-tobacco use, and preferred non-tobacco classification and different rates for certain specified amounts. The cash values and death benefits would be different from those shown if the gross annual investment rates of return averaged 0%, 6%, and 12% over a period of years, but fluctuated above and below those averages for individual policy years, or if the Insured were assigned to a different underwriting risk classification.

The second column of the tables shows the accumulated value of the premiums paid at 5%. The following columns show the death benefits and the cash values for uniform hypothetical rates of return shown in these tables. The tables on pages 78 and 80 are based on the current cost of insurance rates, current expense deductions and the maximum percent of premium loads. These reflect the basis on which AVLIC currently sells its Policies. The maximum allowable cost of insurance rates under the Policy are based upon the 1980 Commissioner's Standard Ordinary Smoker and Non-Smoker, Male and Female Mortality Tables (Smoker is referenced for tobacco use rates; Non-Smoker is referenced for non-tobacco use rates). Since these are recent tables and are split to reflect tobacco use and sex, the current cost of insurance rates used by AVLIC are at this time equal to the maximum cost of insurance rates for many ages. AVLIC anticipates reflecting future improvements in actual mortality experience through adjustments in the current cost of insurance rates actually applied. AVLIC also anticipates reflecting any future improvements in expenses incurred by applying lower percent of premiums of loads and other expense deductions. The death benefits and cash values shown in the tables on pages 79 and 81 are based on the assumption that the maximum allowable cost of insurance rates as described above and maximum allowable expense deductions are made throughout the life of the Policy.

The amounts shown for the death benefits, surrender values and accumulation values reflect the fact that the net investment return of the Subaccounts is lower than the gross, after-tax return of the assets held in the Funds as a result of expenses paid by the Fund and charges levied against the Subaccounts. The values shown take into account an average of the expenses paid by each portfolio available for investment (the equivalent to an annual rate of .86% of the aggregate average daily net assets of the Fund) and the daily charge by AVLIC to each Subaccount for assuming mortality and expense risks and administrative expenses (which is equivalent to a charge at an annual rate of 0.70% for policy years 1-20 and 0.45% thereafter on pages 78 and 80 and at an annual rate of 1.15% on pages 79 and 81 of the average net assets of the Subaccounts). A portion of the brokerage commissions that certain Fidelity Funds pay was used to reduce funds expenses. In addition, certain Fidelity Funds have entered into arrangements with their custodian and transfer agent whereby interest earned on uninvested cash balances was used to reduce custodian and transfer agent expenses. Without these reductions, expenses would have been higher. The Investment Advisor or other affiliates of the various funds have agreed to reimburse the portfolios to the extent that the aggregate operating expenses (certain portfolio's may exclude certain items) were in excess of an annual rate of .28% for the Index 500 Portfolio, 1.25% for the Alger American Income and Growth and Alger American Balanced Portfolio; 1.50% for the Alger American Small Capitalization, Alger American Mid-Cap Growth, Alger American Leveraged All Cap, and Alger American Growth Portfolios; 1.75% for the Morgan Stanley Emerging Markets Equity, 1.20% for the Morgan Stanley Asian Equity, 1.15% for the Morgan Stanley Global Equity and Morgan Stanley International Magnum, 1.10% for the Morgan Stanley U.S. Real Estate Portfolios of daily net assets. MFS has agreed to bear expenses for each series, subject to reimbursement by each series, such that each series "Other Expenses" shall not exceed .25% of the average daily net assets of the series during the current fiscal year. These agreements are expected to continue in future years but may be terminated at any time. As long as the expense limitations continue for a portfolio, if a reimbursement occurs, it has the effect of lowering the portfolio's expense ratio and increasing its total return. The illustrated gross annual investment rates of return of 0%, 6%, and 12% were computed after deducting fund expenses and correspond to approximate net annual rates of -1.56%, 4.44%, and 10.44% respectively, for years 1-20 and -1.31%, 4.69%, and
10.69% for the years thereafter respectively, on pages 78 and 80 and -2.01%, 3.99%, and 9.99% respectively, on pages 79 and 81.

The hypothetical values shown in the tables do not reflect any charges for Federal Income tax burden attributable to the Separate Account, since AVLIC is not currently making such charges. However, such charges may be made in the future and, in that event, the gross annual investment rate of return would have to exceed 0 percent, 6 percent, or 12 percent by an amount sufficient to cover the tax charges in order to produce the death benefits and values illustrated. (See Federal Tax Matters, page 33.)

The tables illustrate the policy values that would result based upon the hypothetical investment rates of return if premiums are paid as indicated, if all net premiums are allocated to the Separate Account, and if no policy loans have been made. The tables are also based on the assumptions that the policyowner has not requested an increase or decrease in the initial Specified Amount, that no partial withdrawals have been made, and that no more than fifteen transfers have been made in any policy year so that no transfer charges have been incurred. Illustrated values would be different if the proposed Insured were female, a tobacco user, in substandard risk classification, or were another age, or if a higher or lower premium was illustrated.

Upon request, AVLIC will provide comparable illustration based upon the proposed Insured's age, sex and underwriting classification, the Specified Amount, the death benefit option, and planned periodic premium schedule requested, and any available riders requested. In addition, upon client request, illustrations may be furnished reflecting allocation of premiums to specified Subaccounts. Such illustrations will reflect the expenses of the portfolio in which the Subaccount invests.

                                                                  ENCORE!     77

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 ENDOWMENT AT AGE 100

Male Issue Age: 45                            Nontobacco                                   Preferred Underwriting Class

                                        PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                           INITIAL SPECIFIED AMOUNT: $500000
                                                DEATH BENEFIT OPTION: A

                                   USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                              0% Hypothetical Gross           6% Hypothetical Gross         12% Hypothetical Gross
                             Annual Investment Return       Annual Investment Return       Annual Investment Return
                                 (-1.56% Net)                   ( 4.44% Net)                     (10.44% Net)
                         -------------------------------  ----------------------------  -------------------------------
           Accumulated
 End Of    Premiums At  Accumu-     Cash                 Accumu-     Cash              Accumu-      Cash
 Policy    5% Interest   lation   Surrender    Death     lation   Surrender   Death    lation    Surrender   Death
  Year      Per Year     Value      Value     Benefit     Value     Value    Benefit   Value       Value    Benefit
  ----      --------     -----      -----     -------     -----     -----    -------   -----       -----    -------
   1           6300       4417          0     500000       4723         0    500000     5030          0      500000
   2          12915       8660       1945     500000       9548      2833    500000    10475       3760      500000
   3          19860      12727       6012     500000      14477      7762    500000    16377       9662      500000
   4          27153      16624       9909     500000      19518     12803    500000    22789      16074      500000
   5          34811      20349      13634     500000      24673     17958    500000    29765      23050      500000
   6          42852      23906      17863     500000      29951     23907    500000    37369      31325      500000
   7          51294      27291      21919     500000      35351     29979    500000    45664      40292      500000
   8          60159      30511      25811     500000      40887     36187    500000    54734      50034      500000
   9          69467      33561      29532     500000      46560     42531    500000    64661      60632      500000
  10          79240      36440      33083     500000      52374     49016    500000    75540      72183      500000

  15         135944      48206      48206     500000      83782     83782    500000   148430     148430      500000
  20         208315      54582      54582     500000     119059    119059    500000   267573     267573      500000

 Ages
  60         135944      48206      48206     500000      83782     83782    500000    148430    148430      500000
  65         208315      54582      54582     500000     119059    119059    500000    267573    267573      500000
  70         300680      49618      49618     500000     155726    155726    500000    471736    471736      547213
  75         418564      22928      22928     500000     187375    187375    500000    821366    821366      878861

1) Assumes an annual $6000 premium is paid at the beginning of each policy year.
Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

78     ENCORE!

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 ENDOWMENT AT AGE 100

Male Issue Age: 45                            Nontobacco                                   Preferred Underwriting Class

                                        PLANNED PERIODIC ANNUAL PREMIUM: $6000
                                           INITIAL SPECIFIED AMOUNT: $500000
                                                DEATH BENEFIT OPTION: A

                              USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                              0% Hypothetical Gross           6% Hypothetical Gross         12% Hypothetical Gross
                             Annual Investment Return       Annual Investment Return       Annual Investment Return
                                 (-2.01% Net)                     (3.99% Net)                     (9.99% Net)
                         ----------------------------- ------------------------------  ------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash                 Accumu-   Cash              Accumu-     Cash
 Policy    5% Interest   lation   Surrender    Death     lation   Surrender  Death    lation   Surrender   Death
  Year      Per Year     Value      Value     Benefit     Value     Value   Benefit   Value      Value    Benefit
  ----      --------     -----      -----     -------     -----     -----   -------   -----      -----    -------
   1           6300       4417          0     500000      4723          0    500000      5030          0   500000
   2          12915       8047       1332     500000      8912       2197    500000      9816       3101   500000
   3          19860      11499       4784     500000     13164       6449    500000     14977       8262   500000
   4          27153      14747       8032     500000     17450      10735    500000     20520      13805   500000
   5          34811      17776      11061     500000     21756      15041    500000     26467      19752   500000
   6          42852      20583      14540     500000     26076      20032    500000     32856      26812   500000
   7          51294      23142      17770     500000     30378      25006    500000     39704      34332   500000
   8          60159      25423      20723     500000     34635      29935    500000     47033      42333   500000
   9          69467      27408      23379     500000     38820      34791    500000     54875      50846   500000
  10          79240      29057      25700     500000     42893      39535    500000     63250      59893   500000

  15         135944      31384      31384     500000     60387      60387    500000    114725     114725   500000
  20         208315      19712      19712     500000     68073      68073    500000    188087     188087   500000

 Ages
  60         135944      31384      31384     500000     60387      60387    500000    114725     114725   500000
  65         208315      19712      19712     500000     68073      68073    500000    188087     188087   500000
  70         300680         0*         0*          0*    52388      52388    500000    298023     298023   500000
  75         418564         0*         0*          0*        0*         0*        0*   486093     486093   520120

* In the absence of an additional premium the Policy would lapse.

1) Assumes an annual $6000 premium is paid at the beginning of each policy year.
Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                   ENCORE!    79

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 ENDOWMENT AT AGE 100

Male Issue Age: 45                            Nontobacco                                   Preferred Underwriting Class

                                        PLANNED PERIODIC ANNUAL PREMIUM: $20000
                                           INITIAL SPECIFIED AMOUNT: $500000
                                                DEATH BENEFIT OPTION: B

                                   USING CURRENT SCHEDULE OF COST OF INSURANCE RATES

                              0% Hypothetical Gross           6% Hypothetical Gross         12% Hypothetical Gross
                             Annual Investment Return       Annual Investment Return       Annual Investment Return
                                 (-1.56% Net)                   ( 4.44% Net)                     (10.44% Net)
                         ------------------------------   -----------------------------  ------------------------------
           Accumulated
 End Of    Premiums At  Accumu-     Cash                Accumu-     Cash              Accumu-     Cash
 Policy    5% Interest   lation   Surrender    Death    lation    Surrender   Death    lation   Surrender   Death
  Year      Per Year     Value      Value     Benefit    Value      Value    Benefit   Value      Value    Benefit
  ----      --------     -----      -----     -------    -----      -----    -------   -----      -----    -------
   1           21000      17704      10989     517704      18819     12104    517704      19936      13221    519936
   2           43050      35013      28298     535013      38352     31637    535013      41827      35112    541827
   3           66202      51928      45213     551928      58625     51910    551928      65872      59157    565872
   4           90512      68457      61742     568457      79670     72955    568457      92296      85581    592296
   5          116038      84599      77884     584599     101517     94802    584599     121343     114628    621343
   6          142840     100361      94317     600361     124202    118158    600361     153285     147242    653285
   7          170982     115739     110367     615739     147751    142379    615739     188415     183043    688415
   8          200531     130744     126043     630744     172209    167508    630744     227072     222371    727072
   9          231557     145371     141342     645371     197605    193576    645371     269612     265583    769612
  10          264135     159623     156266     659623     223976    220618    659623     316437     313079    816437

  15          453149     225242     225242     725242     371824    371824    725242     631987     631987   1131987
  20          694384     280558     280558     780558     549434    549434    780558    1143474    1143474   1643474

 Ages
  60          453149     225242     225242     725242     371824    371824    725242     631987     631987   1131987
  65          694384     280558     280558     780558     549434    549434    780558    1143474    1143474   1643474
  70         1002268     322478     322478     822478     773185    773185    822478    2013495    2013495   2513495
  75         1395214     338895     338895     838895    1031815   1031815    838895    3447624    3447624   3947624

1) Assumes an annual $20000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

80     ENCORE!

ILLUSTRATION OF POLICY VALUES
AMERITAS VARIABLE LIFE INSURANCE COMPANY

                                                 ENDOWMENT AT AGE 100

Male Issue Age: 45                            Nontobacco                                   Preferred Underwriting Class

                                        PLANNED PERIODIC ANNUAL PREMIUM: $20000
                                           INITIAL SPECIFIED AMOUNT: $500000
                                                DEATH BENEFIT OPTION: B

                              USING MAXIMUM ALLOWABLE SCHEDULE OF COST OF INSURANCE RATES

                              0% Hypothetical Gross           6% Hypothetical Gross         12% Hypothetical Gross
                             Annual Investment Return       Annual Investment Return       Annual Investment Return
                                 (-2.01% Net)                     (3.99% Net)                      (9.99% Net)
                         --------------------------------------------------------------------------------------------------
           Accumulated
 End Of    Premiums At   Accumu-     Cash                 Accumu-     Cash              Accumu-     Cash
 Policy    5% Interest    lation   Surrender    Death     lation    Surrender   Death    lation   Surrender   Death
  Year      Per Year      Value      Value     Benefit     Value      Value    Benefit   Value      Value    Benefit
  ----      --------      -----      -----     -------     -----      -----    -------   -----      -----    -------
    1          21000      17620      10905     517620      18736      12021    518736     19852      13137    519852
    2          43050      34007      27292     534007      37303      30588    537303     40735      34020    540735
    3          66202      49922      43207     549922      56464      49749    556464     63552      56837    563552
    4          90512      65365      58650     565365      76232      69517    576232     88485      81770    588485
    5         116038      80324      73609     580324      96610      89895    596610    115727     109012    615727
    6         142840      94802      88758     594801     117614     111570    617614    145495     139452    645496
    7         170982     108770     103398     608770     139232     133860    639232    178008     172636    678008
    8         200531     122208     117507     622208     161454     156753    661454    213502     208801    713502
    9         231557     135094     131065     635094     184272     180243    684272    252243     248214    752243
   10         264135     147397     144040     647397     207666     204308    707666    294510     291152    794509

   15         453149     199357     199357     699357     332790     332790    832790    570921     570921   1070921
   20         694384     231907     231907     731907     468442     468442    968442    997017     997017   1497017

  Ages
   60         453149     199357     199357     699357     332790     332790    832790    570921     570921   1070921
   65         694384     231907     231907     731907     468442     468442    968442    997017     997017   1497017
   70        1002268     236561     236561     736561     604978     604978   1104978   1650492    1650492   2150492
   75        1395214     200078     200078     700078     724473     724473   1224473   2649822    2649822   3149822

1) Assumes an annual $20000 premium is paid at the beginning of each policy year. Values would be different if premiums with a different frequency or in different amounts.

2) Assumes that no policy loan has been made. Excessive loans or withdrawals may cause this policy to lapse because of insufficient cash value.

THE  HYPOTHETICAL  INVESTMENT  RATES OF RETURN SHOWN ABOVE AND ELSEWHERE IN THIS
PROSPECTUS ARE ILLUSTRATIVE  ONLY AND SHOULD NOT BE DEEMED A  REPRESENTATION  OF
PAST OR FUTURE INVESTMENT RATES OF RETURN. ACTUAL RATES OF RETURN MAY BE MORE OR
LESS THAN THOSE  SHOWN AND WILL  DEPEND ON A NUMBER OF  FACTORS,  INCLUDING  THE
INVESTMENT  ALLOCATIONS  MADE  BY  AN  OWNER,  DEATH  BENEFIT  OPTION  SELECTED,
PREVAILING  INTEREST  RATES AND RATES OF  INFLATION.  THE DEATH BENEFIT AND CASH
VALUE FOR A CONTRACT  WOULD BE DIFFERENT FROM THOSE SHOWN IF THE ACTUAL RATES OF
RETURN  AVERAGED  0%,  6%, AND 12% OVER A PERIOD OF YEARS,  BUT ALSO  FLUCTUATED
ABOVE OR BELOW THOSE AVERAGES FOR INDIVIDUAL  CONTRACT YEARS. NO REPRESENTATIONS
CAN BE MADE BY AVLIC OR THE FUNDS THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE
ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.

                                                                  ENCORE!     81